                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)


                             NEW VALLEY CORPORATION
                             ----------------------
                (Name of Registrant As Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
    Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)        Title of each class of securities to which transaction applies:


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2)        Aggregate number of securities to which transaction applies:


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3)        Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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4)        Proposed maximum aggregate value of transaction:
                                                          ----------------------

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5)        Total fee paid:
                         -------------------------------------------------------


/X/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1)     Amount previously paid:
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   2)     Form, Schedule or Registration Statement No.:
                                                       -------------------------

   3)     Filing party:

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   4)     Date filed:
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

                             NEW VALLEY CORPORATION
                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 1996

TO THE SHAREHOLDERS OF NEW VALLEY CORPORATION:

     The annual meeting of shareholders (the "Annual Meeting") of New Valley Corporation, a New York corporation (the "Company"), will be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131, on Tuesday, June 25, 1996, at 11:00 a.m., local time, or at any postponement or adjournment thereof, for the following purposes:

          1. To elect seven directors by the holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a single class.

          2. To elect two directors by the holders of Class A Senior Preferred Shares, voting as a class.

          3. To elect two directors by the holders of Class B Preferred Shares and Class A Senior Preferred Shares, voting together as a single class.

          4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1996, by the holders specified in item 1 above.


          5. To approve the change of the Company's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation"), to be effected pursuant to a merger agreement that provides for, among other things, (i) the merger of the Company with and into a wholly owned Delaware subsidiary (in order to effect the Reincorporation) and (ii) a "reverse stock split" of the Common Shares to reduce the number of such Common Shares outstanding on a one-for-twenty basis, by the holders specified in item 1 above and the holders of Common Shares, voting as a class.


          6. To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

     Every holder of record of Class A Senior Preferred Shares, Class B Preferred Shares and Common Shares of the Company at the close of business on May 20, 1996 is entitled to notice of the Annual Meeting and to vote, in person or by proxy, 9.29 votes for each Class A Senior Preferred Share, one vote for each Class B Preferred Share and one vote for each Common Share, as the case may be, held by such holder. A list of shareholders entitled to vote at the Annual Meeting will be available to any shareholder for any purpose germane to the Annual Meeting during ordinary business hours, from June 10, 1996 to June 25, 1996, at the headquarters of the Company located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131. A proxy statement, form of proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, are enclosed herewith.

                                         By order of the Board of Directors,

                                         /s/ Bennett S. LeBow

                                         BENNETT S. LEBOW
                                         Chairman of the Board and
                                         Chief Executive Officer

Miami, Florida
May 22, 1996

                             YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                             NEW VALLEY CORPORATION
                             100 S.E. SECOND STREET
                              MIAMI, FLORIDA 33131
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     The enclosed proxy is solicited on behalf of the Board of Directors of New Valley Corporation, a New York corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Tuesday, June 25, 1996, at 11:00 a.m., local time, or at any postponement or adjournment thereof. The Company's principal executive offices are located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131 and its telephone number is (305) 579-8000.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES


     Every holder of record of $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), $.01 par value (the "Class A Senior Preferred Shares"), $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), $.10 par value (the "Class B Preferred Shares", and together with the Class A Senior Preferred Shares, the "Preferred Shares"), and Common Shares, $.01 par value (the "Common Shares", and together with the Preferred Shares, the "Shares"), of the Company at the close of business on May 20, 1996 (the "Record Date") is entitled to notice of the Annual Meeting and to vote, in person or by proxy, 9.29 votes for each Class A Senior Preferred Share, one vote for each Class B Preferred Share and one vote for each Common Share, as the case may be, held by such holder. At the Record Date, the Company had outstanding 1,035,462 Class A Senior Preferred Shares, 2,790,776 Class B Preferred Shares and 191,552,476 Common Shares (in each case, excluding treasury shares). The approximate date on which this proxy statement, accompanying notice and proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "1995 Form 10-K"), are first being mailed to shareholders is May 22, 1996.


     Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered at or prior to the Annual Meeting to the Secretary or Assistant Secretary of the Company, by a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

     All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR the election of the Board's nominees as specified in Board Proposals 1, 2 and 3 below, FOR ratification of the appointment of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to serve as independent auditors for the Company as specified in Board Proposal 4 below and FOR the Reincorporation Proposal (as defined below) as specified in Board Proposal 5 below. With respect to Board Proposals 1, 2 and 3, the nominees receiving a plurality of the votes cast will be elected as directors except that, with respect to Board Proposal 2, for such election to be effective, the nominees must also receive the affirmative vote of either (i) 80% of the outstanding Class A Senior Preferred Shares, or (ii) a simple majority of all Class A Senior Preferred Shares voting thereon, exclusive of Class A Senior Preferred Shares beneficially owned directly and/or indirectly by the Brooke Group (as defined herein). The adoption of Board Proposal 5 (the "Reincorporation Proposal") requires that such Proposal receive the affirmative vote of (i) the holders of two-thirds of all of the outstanding Shares entitled to vote at the Annual Meeting and (ii) the holders of a majority of all of the outstanding Common Shares so entitled to vote, voting as a separate class. An affirmative vote of the majority of votes present at the Annual Meeting is necessary for approval of the other matters to be considered at the Annual Meeting.

     In all cases, shares with respect to which authority is withheld (with respect to Board Proposals 1, 2, and 3), abstentions (with respect to Board Proposal 4) and Broker Shares that are not voted will not be included in determining the number of votes cast. For information on voting securities of the Company beneficially owned by Brooke (as defined herein) and agreements regarding the voting of such securities, see "Security Ownership of Certain Beneficial Owners and Management" and "Certain Transactions Relating to the Joint Plan and Interests of Certain Persons Therein -- Joint Plan Provisions for Appointment of Directors, Approval of Affiliated Transactions and Other Matters" herein.

     Pursuant to the Reincorporation Proposal and the transactions contemplated thereby, as described in Board Proposal 5, the number of outstanding Common Shares would be reduced on a one-for-twenty basis. See Board Proposal 5, "The Reverse Stock Split", below. The descriptions and references to the Common Shares in this Proxy Statement do not give effect to this proposed reduction in the number of Common Shares, except as specifically indicated in Board Proposal 5 below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding all persons known by the Company to own beneficially more than 5% of any class of its voting securities as of the Record Date.

                                                                      NUMBER OF      PERCENTAGE
        NAME AND ADDRESS                   TITLE OF CLASS             SHARES(1)      OF CLASS(1)
- ---------------------------------  -------------------------------    ----------    -------------
Bennett S. LeBow.................  Class A Senior Preferred Shares       618,326(2)      59.7%
Brooke Group Ltd.
BGLS Inc.
  100 S.E. Second Street
  Miami, FL 33131
New Valley Holdings, Inc.
  204 Plaza Centre
  3505 Silverside Road
  Wilmington, DE 19810
Bennett S. LeBow.................  Class B Preferred Shares              250,885(2)       8.9%
Brooke Group Ltd.
BGLS Inc.
  100 S.E. Second Street
  Miami, FL 33131
Bennett S. LeBow.................  Common Shares                      79,794,229(2)      41.6%
Brooke Group Ltd.
BGLS Inc.
  100 S.E. Second Street
  Miami, FL 33131
New Valley Holdings, Inc.
  204 Plaza Centre
  3505 Silverside Road
  Wilmington, DE 19810
ITT Corporation..................  Common Shares                      14,391,437(3)       7.6%
  1330 Avenue of the Americas
  New York, NY 10019

- ---------------
(1) The number of shares beneficially owned by each beneficial owner listed above is based upon the numbers reported by such owner in documents publicly filed with the Securities and Exchange Commission (the "SEC"), publicly available information or information available to the Company. The percentage of each class is calculated based on the total number of shares of each class outstanding on the Record Date. The number of shares and percentage of class include shares with respect to which such beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) According to Amendment No. 16 to Schedule 13D dated January 30, 1996, relating to the Common Shares and Class A Senior Preferred Shares, filed jointly by Brooke Group Ltd. ("Brooke"), BGLS Inc., a direct wholly-owned subsidiary of Brooke ("BGLS"), New Valley Holdings Inc., a direct wholly-owned subsidiary of BGLS ("NV Holdings"), and Bennett S. LeBow, the beneficial owner of 56.5% of the common stock of Brooke and the Chairman of the Board and Chief Executive Officer of the Company (the "Chairman"), and Amendment No. 1 to Schedule 13D dated January 30, 1996, relating to the Class B Preferred Shares, filed jointly by the foregoing persons (except for NV Holdings), BGLS exercises sole voting power and sole dispositive power, subject to the Pledge (as defined below), over: (i) 394,975 Common Shares (less than 1% of such class); and (ii) 250,885 Class B Preferred Shares (approximately 8.9% of such class) (collectively, the "BGLS Shares"), and NV Holdings exercises sole voting power and sole dispositive power over, subject to the Pledge (as defined below): (i) 79,399,254 Common Shares (approximately 41.4% of such class); and (ii) 618,326 Class A Senior Preferred Shares (approximately 59.7% of such class) (collectively, the "NV Holdings Shares"). Each of BGLS and NV Holdings disclaims beneficial ownership of the shares beneficially owned by the other under Rule 13d-3 promulgated under the Exchange Act ("Rule 13d-3"), or for any other purpose. Each of Brooke and the Chairman disclaims beneficial ownership of the BGLS Shares and NV Holdings Shares under Rule 13d-3, or for any other purpose.

     According to the Schedules 13D referred to above, on or about January 30, 1996, BGLS, among other things, exchanged (i) its 15.75% Series A Senior Secured Notes due 2001 (the "Series A Notes") for all of its outstanding 13.75% Series 2 Senior Secured Notes due 1997 and (ii) its 15.75% Series B Senior Secured Notes due 2001 (the "Series B Notes") for substantially all of its outstanding 14.500% Subordinated Debentures due 1998. Pursuant to a registered exchange offer under the Securities Act of 1933, as amended (the "Securities Act"), as of March 21, 1996, all of the Series A Notes were exchanged for an equal principal amount of registered Series B Notes. Pursuant to the indenture relating to the Series A Notes and Series B Notes (the "Indenture"), BGLS pledged, among other security interests, the BGLS Shares, and NV Holdings pledged the NV Holdings Shares (such pledges being referred to herein collectively as the "Pledge"), to secure the Series B Notes. The Indenture also provides for the restriction of certain affiliated transactions between the Company and Brooke, BGLS and their affiliates, as well as for certain restrictions on the use of future distributions received from the Company.

     NV Holdings and BGLS have advised the Company that each entity intends to vote their Shares in favor of each Board Proposal, and that there is no event of default under the Indenture pursuant to which such Shares are pledged.

     For information on interests in and positions held with Brooke and its affiliates by the Chairman and other nominees for election as directors of the Company as well as voting and other provisions applicable to Brooke pursuant to the terms of the Joint Plan (as defined below), see "Nomination and Election of Directors", "Board Proposal Number 1", "Board Proposal Number 2", "Compensation Committee Interlocks and Insider Participation", "Certain Transactions Relating to the Joint Plan and Interests of Certain Persons Therein -- Joint Plan Provisions for Appointment of Directors, Approval of Affiliated Transactions and Other Matters".

(3) ITT Corporation has reported that, as of May 15, 1991, it had sole power to vote or to direct the voting and sole power to dispose or direct the disposition of 14,391,437 Common Shares.

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's voting securities by (i) each of the Company's directors and nominees, (ii) each of the named executive officers (as such term is defined in the Summary Compensation Table below) and (iii) all directors and executive officers as a group.

                                                                            NUMBER OF      PERCENT OF
                 NAME                            TITLE OF CLASS             SHARES(1)       CLASS(1)
- --------------------------------------  --------------------------------    ----------     ----------
Bennett S. LeBow(2)...................  Class A Senior Preferred Shares        618,326        59.7%
                                        Class B Preferred Shares               250,885         8.9%
                                        Common Shares                       79,794,229        41.6%
Howard M. Lorber(3)...................  Common Shares                            7,500          --(5)
Henry C. Beinstein(4).................  Class B Preferred Shares                34,500         1.3%
All directors and executive officers
  as a group (10 persons).............  Class A Senior Preferred Shares        618,326        59.7%
                                        Class B Preferred Shares               285,385        10.2%
                                        Common Shares                       79,801,729        41.6%

- ---------------
(1) The percentage of each class is calculated based on the total number of shares of each class outstanding on the Record Date. Includes shares with respect to which such person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) of the Exchange Act.

(2) Includes the BGLS Shares and NV Holding Shares, as to which shares the Chairman disclaims beneficial ownership. See footnote (2) to the preceding table.

(3) Mr. Lorber's Common Shares are held in a Keogh Plan for his benefit.

(4) Includes 2,500 Class B Preferred Shares held in an individual retirement account for his spouse, as to which shares Mr. Beinstein disclaims any beneficial interest.

(5) Less than one percent.

                      NOMINATION AND ELECTION OF DIRECTORS

     On November 1, 1994, the First Amended Joint Chapter 11 Plan of Reorganization of the Company, as amended (the "Joint Plan"), was confirmed by the United States Bankruptcy Court for the District of New Jersey, Newark Division (the "Bankruptcy Court"). The effective date of the Joint Plan occurred on January 18, 1995 (the "Effective Date").

     The current directors of the Company were appointed pursuant to the Joint Plan and were subsequently elected by the Company's shareholders at the last Annual Meeting of Shareholders held on May 15, 1995. The Joint Plan also contains various other provisions with respect to the composition of the Board of Directors and transactions with certain affiliates, including Brooke. See "Certain Transactions Relating to the Joint Plan and Interests of Certain Persons Therein -- Joint Plan Provisions for the Appointment of Directors, Approval of Affiliated Transactions and Other Matters" below.

BOARD PROPOSAL 1 -- NOMINEES FOR ELECTION AS DIRECTORS BY HOLDERS OF COMMON
                    SHARES, CLASS A SENIOR PREFERRED SHARES AND CLASS B PREFERRED SHARES

     The Company's By-Laws provide that the number of directors shall be not more than nine and not less than three as shall be determined from time to time by the Board of Directors. Pursuant to the Joint Plan, the number of directors has been fixed at nine, two of whom are deemed to have been elected pursuant to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), by holders of the Class A Senior Preferred Shares, voting as a class, and by the holders of the Class A Senior Preferred Shares and the Class B Preferred Shares, voting together as a single class, in each case as a result of the dividend arrearages thereon. The present term of office of all directors will expire at the Annual Meeting. Provided a quorum is present, directors are elected by a plurality of the votes cast at an election, to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     The nominees for election as directors by holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a class, under Board Proposal 1 are discussed below. Although each nominee presently intends to serve on the Board of Directors, if any nominee is unable or unwilling to serve, the Board of Directors may nominate another person in substitution for such nominee, in which case the persons named as proxies in the accompanying proxy card shall vote FOR the election of such substitute nominee for director.

     The Board of Directors recommends that shareholders vote FOR election of the nominees named below.

     The following table sets forth, as to each of the nominees under Board Proposal 1, certain information as of the Record Date. Each nominee is a citizen of the United States of America.

                                                                                        DIRECTOR
            NAME AND ADDRESS               AGE           PRINCIPAL OCCUPATION             SINCE
- -----------------------------------------  ---     ---------------------------------    ---------
Bennett S. LeBow.........................  58      Chairman of the Board and Chief      December
  New Valley Corporation                           Executive Officer of the Company     1987
  100 S.E. Second Street
  Miami, FL 33131
Howard M. Lorber.........................  47      President and Chief Operating        January
  New Valley Corporation                           Officer of the Company               1991
  100 S.E. Second Street
  Miami, FL 33131
Arnold I. Burns..........................  66      Partner, Proskauer Rose              November
  Proskauer Rose Goetz & Mendelsohn LLP            Goetz & Mendelsohn LLP               1994(1)
  1585 Broadway
  New York, NY 10036
Ronald J. Kramer.........................  37      Chairman and Chief Executive         November
  Ladenburg, Thalmann Group Inc.                   Officer of Ladenburg, Thalmann       1994(1)
  1209 Orange Street                               Group Inc.
  Wilmington, DE 19801
Paul L. McDermott........................  42      Managing Director, Nomura            November
  Nomura Securities International, Inc.            Securities International, Inc.       1994(1)
  2 World Financial Center
  New York, NY 10281
Richard S. Ressler.......................  37      President and Chief Executive        August
  Orchard Capital Corporation                      Officer, Orchard Capital             1990
  1999 Avenue of the Stars                         Corporation
  Los Angeles, CA 90067
Richard J. Lampen........................  42      Executive Vice President and         --(2)
  New Valley Corporation                           General Counsel of the Company
  100 S.E. Second Street
  Miami, FL 33131

- ---------------
(1) Initially appointed pursuant to the Joint Plan and subsequently elected by the Company's shareholders at the last Annual Meeting of Shareholders held on May 15, 1995.

(2) Mr. Lampen has been nominated by the Board of Directors to succeed Gerald E. Sauter, a current director of the Company who was initially appointed pursuant to the Joint Plan and subsequently elected by the Company's shareholders at the last Annual Meeting of Shareholders held on May 15, 1995. In May 1996, Mr. Sauter retired as Vice President, Chief Financial Officer and Treasurer of the Company.

     BENNETT S. LEBOW. For the past five years, the Chairman's principal occupation has been as an officer and/or director of, and a private investor in, privately and publicly held companies.

     The Chairman has been Chairman of the Board of the Company since January 1988 and Chief Executive Officer thereof since November 1994 and currently holds various positions with the Company's subsidiaries. Since June 1990, the Chairman has been the Chairman of the Board, President and Chief Executive Officer of Brooke, a New York Stock Exchange-listed holding company, and since October 1986 has been a director of Brooke. Since November 1990, he has been Chairman of the Board, President and Chief Executive Officer of BGLS, which directly or indirectly holds Brooke's equity interests in several private and public companies. Each of the public companies have been, directly or indirectly, operating companies.


     The Chairman has been a director of Liggett Group Inc. ("Liggett"), a manufacturer and seller of cigarettes, since June 1990 and Chairman of the Board from July 1990 to May 1993. He served as one of three interim Co-Chief Executive Officers from March 1993 to May 1993. Liggett is a wholly-owned subsidiary of BGLS. From June 1990 until August 1994, he was Chairman of the Board and/or a director of SkyBox International Inc. ("SkyBox"), Brooke's former indirect wholly-owned subsidiary. SkyBox is a producer, marketer and distributor of collectible sports and trading cards and related products.



     The Chairman was a director of MAI Systems Corporation ("MAI"), Brooke's former indirect majority-owned subsidiary, from September 1984 to October 1995, Chairman of the Board from November 1990 to May 1995 and the Chief Executive Officer from November 1990 to April 1993. In April 1993, MAI filed for protection under Chapter 11 of Title 11 of the United States Code. In November 1993, the United States Bankruptcy Court for the District of Delaware confirmed MAI's First Amended Joint Chapter 11 Plan of Reorganization, and in November 1993 MAI emerged from bankruptcy reorganization proceedings. MAI is engaged in the development, sale and service of a variety of computer and software products.


     HOWARD M. LORBER has been President and Chief Operating Officer of the Company since November 1994. Mr. Lorber has been Chairman of the Board and Chief Executive Officer of Hallman & Lorber Assoc., Inc., consultants and actuaries to qualified pension and profit sharing plans ("Hallman & Lorber"), since 1975. Mr. Lorber was also Chairman of the Board and Director of VTX Electronics Corp., a distributor of wire and cable, from October 1991 until April 1994. He has been a shareholder of Aegis Capital Corp., a broker-dealer and a member firm of the National Association of Securities Dealers, since 1984; Chairman of the Board of Directors since 1987 and Chief Executive Officer since November 1993 of Nathan's Famous, Inc., a chain of fast food restaurants; and was a director of SkyBox from November 1993 until May 1995 and Chairman of the Board of Directors of SkyBox from March 1994 until May 1995. Mr. Lorber also serves as a director and member of the Audit Committee of United Capital Corp., a real estate investment and diversified manufacturing company, since May 1991; a director and member of the Audit Committee of Alpine Lace Brands, Inc., a company which develops and markets a full line of low salt, low cholesterol and fat-free cheeses, since 1993; and a director and member of the Audit Committee of Prime Hospitality Corp., a company doing business in the lodging industry, since May 1994. Mr. Lorber has also been a shareholder of a corporate general partner of a limited partnership organized to acquire and operate real estate property. The limited partnership filed for protection under the Federal bankruptcy laws in 1991.

     ARNOLD I. BURNS has been a partner of Proskauer Rose Goetz & Mendelsohn LLP, a New York-based law firm, since September 1988. Mr. Burns was an Associate Attorney General at the United States Department of Justice in 1986 and Deputy Attorney General from 1986 to 1988.

     RONALD J. KRAMER has been Chairman and Chief Executive Officer of Ladenburg, Thalmann Group Inc. since 1995 and an employee of its subsidiary, Ladenburg, Thalmann & Co. Inc. ("Ladenburg"), an investment banking firm, for more than the past five years. On May 31, 1995, the Company acquired all of the capital stock of Ladenburg. For additional information on the Company's acquisition of Ladenburg and Mr. Kramer's interest therein, see "Certain Relationships and Related Transactions". Mr. Kramer currently serves on the Boards of Directors of Griffon Corporation and Grand Casinos, Inc.

     PAUL L. MCDERMOTT has been a Managing Director of Nomura Securities International, Inc., an investment banking firm, since December 1986. Mr. McDermott served on the Board of Directors of VTX

Electronics Corp. from January 1992 until December 1995. Mr. McDermott currently serves on the Boards of Directors of Perceptron, Inc. and Apparel Marketing Corp.

     RICHARD S. RESSLER has been President and Chief Executive Officer of Orchard Capital Corporation, an investment and consulting firm, since January 1994. Mr. Ressler has also been President and Chief Executive Officer of MAI since October 1994 and a director thereof since February 1995. From July 1988 until January 1, 1994, Mr. Ressler held various executive positions at Brooke and Brooke's predecessor company, Brooke Partners, L.P. and their respective subsidiaries and affiliates, including Liggett. From July 1990 to April 1993, he was a director, and from November 1990 to April 1993, he was Executive Vice President of Brooke. Mr. Ressler owns 10.8% of the outstanding common stock of Brooke, and Orchard Capital Corporation has been a consultant to Brooke since January 1994.

     RICHARD J. LAMPEN has been the Executive Vice President and General Counsel of the Company since October 1995. From May 1992 to September 1995, Mr. Lampen was a partner at Steel Hector & Davis, a law firm located in Miami, Florida. From January 1991 to April 1992, Mr. Lampen was a Managing Director at Salomon Brothers Inc, an investment bank, and was an employee at Salomon Brothers Inc from 1986 to April 1992. Mr. Lampen has been a director of Thinking Machines Corporation, a developer and marketer of parallel software for high-end and networked computer systems in which the Company indirectly holds a controlling interest, since February 1996. Mr. Lampen has served as a director of a number of other companies, including U.S. Can Corporation and The International Bank of Miami, N.A., as well as a court-appointed independent director of Trump Plaza Funding, Inc.

BOARD PROPOSAL 2 -- NOMINEES FOR ELECTION AS DIRECTORS BY HOLDERS OF CLASS A
                    SENIOR PREFERRED SHARES

     The Certificate of Incorporation provides that when six quarterly dividends (whether or not consecutive) payable on the Class A Senior Preferred Shares are in arrears, the holders thereof, voting as a class, are entitled to elect two directors. As of and through December 31, 1995, more than six quarterly dividends payable on the Class A Senior Preferred Shares were in arrears. On January 18, 1995, the Company paid a special cash dividend of $50 per share to holders of Class A Senior Preferred Shares, and on June 20, 1995, September 29, 1995 and March 27, 1996, the Company paid three additional cash dividends of $12.50, $37.50 and $10.00, respectively, per share to such holders. At April 30, 1996, the cumulative compounded amount of dividend arrearages on the Class A Senior Preferred Shares was $115,716,861, or $111.75 per share, after giving effect to such dividends and the purchase by the Company of 54,445 Class A Senior Preferred Shares in a tender offer which expired on February 17, 1995 and the Company's repurchase of an aggregate of 411,504 Class A Senior Preferred Shares, as of the Record Date, pursuant to outstanding authorizations to repurchase as many as 500,000 of such shares.

     Pursuant to the Certificate of Incorporation, directors are elected by a plurality of the votes cast, to serve until the earlier of the date on which dividend arrearages have been eliminated or the next annual meeting; however, pursuant to the Joint Plan, whenever the provisions of the Certificate of Incorporation provide for the vote of the holders of the Class A Senior Preferred Shares acting as a single class, then, for such vote to be effective, it must, in addition to satisfying the above requirement and all other applicable requirements, reflect the affirmative vote of either (i) 80% of the outstanding Class A Senior Preferred Shares, or (ii) a simple majority of all Class A Senior Preferred Shares voting on the issue, exclusive of Class A Senior Preferred Shares beneficially owned by the Brooke Group (as defined below). As a result, the nominees for election as directors by holders of Class A Senior Preferred Shares must be elected by a vote which meets the requirements of the Joint Plan described in the preceding sentence.

     The "Brooke Group" means any or all of the following: (i) the Chairman, his parents, his parents' lineal descendants, any spouse of the foregoing, and any trust for the benefit of the foregoing; (ii) Brooke, BGLS or any entity that is, directly or indirectly, controlled by one or more of the foregoing persons or trusts described in clause (i) above, or of which any of the foregoing persons is a director, officer, general partner, trustee or a person who acts in a similar capacity; and (iii) any entity in which one or more of the foregoing persons or entities described in clauses (i) and (ii) above, own (individually or in the aggregate) 5% or more of the voting power or economic interest (or, in the case of a trust or estate, 5% or more of the beneficial interest).

     The nominees for election as directors by holders of Class A Senior Preferred Shares are discussed below. Both nominees are currently directors of the Company and are nominees for election as directors by the holders of the Class A Senior Preferred Shares and the Class B Preferred Shares under "Board Proposal 3" below. Although both nominees presently intend to serve on the Board of Directors, pursuant to the Joint Plan, if either nominee is unable or unwilling to serve, then the remaining nominee identified in this Board Proposal Number 2 below may designate such nominee's successor, subject to the members of the Board of Directors identified in Board Proposal 1 above exercising a veto if, in their reasonable judgment, such designee is unqualified to serve on the Board of Directors. If both of the nominees identified in this Board Proposal 2 are unable or unwilling to serve, then, pursuant to the Joint Plan, their successors shall be designated by a majority of the independent members of the Board of Directors identified in Board Proposal 1 above not affiliated or associated (except as directors of the Company and its subsidiaries) with the Brooke Group, and such designees shall also not have any other association or affiliation with the Company, the Brooke Group or any beneficial owner of 5% or more of any class of capital stock of the Company, other than Class A Senior Preferred Shares, in which case the persons named as proxies in the accompanying proxy card shall vote FOR the election of such successor nominee for director.

     In addition, pursuant to the Joint Plan, Brooke is required to vote all shares of capital stock of the Company beneficially owned by it in favor of the election of the nominees set forth below or successor nominees designated as described above. For further information on the Board of Directors, including number of directors and committees of the Board of Directors, see "Board Proposal 1" above and "Board of Directors and Committees" below.

     For information concerning provisions of the Joint Plan pursuant to which certain directors have been selected as a director or nominee for election as director, see "Certain Transactions Relating to the Joint Plan and Interests of Certain Persons Therein -- Joint Plan Provisions for Appointment of Directors, Approval of Affiliated Transactions and Other Matters" below.

     The Board of Directors recommends that shareholders vote FOR election of the nominees named below.

     The following table sets forth, as to each of the nominees under Board Proposal 2, certain information as of the Record Date. Each nominee is a citizen of the United States of America.

                                                                                      DIRECTOR
                  NAME AND ADDRESS                    AGE     PRINCIPAL OCCUPATION      SINCE
- ----------------------------------------------------  ---     --------------------    ---------
Henry C. Beinstein..................................  53      Managing Director,      November
  Milbank, Tweed, Hadley & McCloy                             Milbank, Tweed,         1994(1)
  1 Chase Manhattan Plaza                                     Hadley & McCloy
  New York, NY 10005-1413
Barry W. Ridings....................................  44      Managing Director,      November
  Alex. Brown & Sons, Incorporated                            Alex. Brown & Sons,     1994(1)
  1290 Avenue of the Americas                                 Incorporated
  New York, NY 10104

- ---------------
(1) Initially appointed pursuant to the Joint Plan and subsequently elected by the Company's shareholders at the last Annual Meeting of Shareholders held on May 15, 1995.

     HENRY C. BEINSTEIN has been the Managing Director of Milbank, Tweed, Hadley & McCloy, a New York-based law firm, since November 1995. Mr. Beinstein was the Executive Director of Proskauer from April 1985 through October 1995. Mr. Beinstein is a certified public accountant in the States of New York and New Jersey and prior to joining Proskauer was a partner and National Director of Finance and Administration at Coopers & Lybrand. Mr. Beinstein currently serves on the Board of Directors of Dyson Kissner Moran Corporation.

     BARRY W. RIDINGS has been a Managing Director of Alex. Brown & Sons, Incorporated, an investment banking firm, since March 1990. Mr. Ridings currently serves on the Board of Directors of TransCor Waste Services Corp., SubMicron Systems, Inc., Norex America, Inc., Noodle Kidoodle Inc. and Telemundo Group Inc.

BOARD PROPOSAL 3 -- NOMINEES FOR ELECTION AS DIRECTORS BY HOLDERS OF CLASS A
                    SENIOR PREFERRED SHARES AND CLASS B PREFERRED SHARES

     Pursuant to the Certificate of Incorporation, when six quarterly dividends (whether or not consecutive) payable on the Class B Preferred Shares are in arrears, the holders of Class B Preferred Shares and Class A Senior Preferred Shares, voting together as a single class, are entitled to elect two directors. As of and through December 31, 1995, more than six quarterly dividends payable on the Class B Preferred Shares were in arrears. At April 30, 1996, the cumulative compounded amount of dividend arrearages on the Class B Preferred Shares was $101,039,981, or $36.20 per share.

     Pursuant to the Certificate of Incorporation, directors are elected by a plurality of the votes cast, to serve until the earlier of the date on which dividend arrearages have been eliminated or the next annual meeting. The special voting provisions of the Joint Plan applicable to the Class A Senior Preferred Shares when voting together as a single class, as described under Board Proposal 2 above, are not applicable to Board Proposal 3. Messrs. Beinstein and Ridings are the nominees for election under Board Proposal 3 as directors by holders of Class B Preferred Shares voting together as a single class with the Class A Senior Preferred Shares. Both nominees are currently directors of the Company and are nominees for election as directors by the holders of the Class A Senior Preferred Shares under "Board Proposal 2" above. For information on such nominees, the process for designating successor nominees, the alternates named for the current nominees and other matters relating thereto, see "Board Proposal 2" above.

     The Board of Directors recommends that shareholders vote FOR election of the nominees named in this Board Proposal 3.

                  CERTAIN MATTERS RELATING TO THE COMPANY AND
                           ITS OFFICERS AND DIRECTORS

BOARD OF DIRECTORS AND COMMITTEES

     During 1995, the Board of Directors held 10 meetings. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member held during such period, except Mr. Ridings, who attended 50% of such meetings. During that period, the Executive Committee (composed of Messrs. LeBow, as Chairman, Lorber, Kramer until July 30, 1995 and Burns as of July 31, 1995) met 13 times and the Audit Committee (composed of Messrs. Beinstein, Kramer and McDermott) did not meet.

     The Executive Committee exercises, in the intervals between meetings of the Board of Directors, all the powers of the Board of Directors in the management and affairs of the Company.

     The Audit Committee reviews, with the Company's independent auditors, matters relating to the scope and plan of the audit, the adequacy of internal controls and the preparation of financial statements, and reports and makes recommendations to the Board of Directors with respect thereto.

     In November 1994, the Board of Directors determined not to have a separate compensation committee and to act on compensation matters as a committee of the whole. For information on the compensation of the Company's executive officers, see "Board Compensation Committee Report on Executive Compensation". The Company does not have a nominating committee.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid during the past three fiscal years to those persons who were, at December 31, 1995, the Company's Chief Executive Officer and the other executive officers whose cash compensation exceeded $100,000 (of which there are only three individuals whose compensation exceeded the threshold amount) (collectively, the "named executive officers").

                        SUMMARY COMPENSATION TABLE(1)(2)

                                                           ANNUAL COMPENSATION
                                                        -------------------------      ALL OTHER
         NAME AND PRINCIPAL POSITION           YEAR       SALARY          BONUS       COMPENSATION
- ---------------------------------------------  ----     ----------       --------     ------------
Bennett S. LeBow.............................  1995     $1,894,823             --          --
  Chairman and Chief Executive Officer(3)      1994         71,045             --          --
                                               1993             --             --          --
Howard M. Lorber.............................  1995     $  956,376       $500,000          --
  President and Chief Operating Officer(3)     1994         56,008             --          --
                                               1993             --             --          --
Richard J. Lampen............................  1995     $  150,000       $100,000          --
  Executive Vice President and                 1994             --             --          --
  General Counsel(4)                           1993             --             --          --
Gerald E. Sauter.............................  1995     $  278,534(5)          --          --
  Vice President, Treasurer and Chief          1994         41,131       $ 57,500          --
  Financial Officer(5)                         1993             --             --          --

- ---------------
(1) The aggregate value of perquisites and other personal benefits received by the named executive officers are not reflected because the amounts were below the reporting requirements established by the rules of the SEC.

(2) No restricted stock or stock options were granted in 1993, 1994 or 1995 to the named executive officers.


(3) The Chairman and Mr. Lorber received no compensation or other payments for services rendered to the Company for any period prior to November 15, 1994 other than compensation (not included in the table) which was received in their capacities as directors prior to such time.


(4) Mr. Lampen commenced employment with the Company in October 1995.


(5) In 1995, all of Mr. Sauter's salary was paid by the Company, and 25% (or $69,633) thereof was subsequently reimbursed to the Company by Brooke. The table reflects 100% of Mr. Sauter's 1995 salary. Mr. Sauter retired as Vice President, Chief Financial Officer and Treasurer of the Company in May 1996.


COMPENSATION OF DIRECTORS

     In 1995, each non-employee director of the Company received an annual fee of $35,000 for serving on the Board of Directors as well as a $1,000 fee for attendance at each meeting of the Board of Directors or a committee thereof.

EMPLOYMENT AGREEMENTS

     The Chairman is a party to an employment agreement with the Company dated as of June 1, 1995, as amended. The agreement has an initial term of three years effective as of January 18, 1995 (the "Effective Date"), with an automatic one year extension on each anniversary of the Effective Date unless notice of non-extension is given by either party within the sixty-day period prior to such anniversary date. As of January 18, 1995, the Chairman's annual base salary was $2,000,000. Following termination of his employment without cause (as defined therein), he would continue to receive his base salary for a period of 36 months commencing with the next anniversary of the Effective Date following the termination notice. Following termination of his employment within two years of a change of control (as defined therein), he is entitled to receive a lump sum payment equal to 2.99 times his then current base salary. The Joint Plan provides that the annual compensation paid to the Chairman for services rendered in his capacity as an officer or director of the Company shall not exceed $2,000,000.

     Howard M. Lorber is a party to an employment agreement with the Company dated June 1, 1995, as amended. The agreement has an initial term of three years effective as of January 18, 1995 (the "Effective Date"), with an automatic one year extension on each anniversary of the Effective Date unless notice of non-extension is given by either party within the sixty-day period prior to such anniversary date. As of January 18, 1995, Mr. Lorber's annual base salary was $1,000,000 and commencing January 1, 1996, his annual base salary was $1,250,000. The Board shall periodically review such base salary and may increase (but not decrease) it from time to time, in its sole discretion. In addition, the Board of Directors may award an annual bonus to Mr. Lorber at its sole discretion. The Board of Directors awarded Mr. Lorber a bonus of $500,000 in 1995. Following termination of his employment without cause (as defined therein), he would continue to receive his base salary for a period of 36 months commencing with the next anniversary of the Effective Date following the termination notice. Following termination of his employment within two years of a change of control (as defined therein), he is entitled to receive a lump sum payment equal to 2.99 times the sum of (i) his then current base salary and (ii) the Bonus Amounts (as defined therein) earned by him for the twelve-month period ending with the last day of the month immediately preceding the month in which the termination occurs.


     Richard J. Lampen is a party to an employment agreement with the Company dated September 22, 1995. The agreement has an initial term of two and a quarter years from October 1, 1995 with automatic renewals after the initial term for additional one-year terms unless notice of non-renewal is given by either party within the ninety-day period prior to the termination date. As of October 1, 1995, his annual base salary was $600,000. The Board shall review such base salary annually and may increase (but not decrease) it from time to time, in its sole discretion. In addition, the employment agreement provided for a fixed bonus in 1995 of $100,000; thereafter, the Board of Directors may award an annual bonus to Mr. Lampen at its sole discretion. Following termination of his employment without cause (as defined therein), he would receive severance pay in a lump sum equal to the amount of his base salary he would have received if he was employed until the later of December 31, 1997 or one year after termination of his employment term.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not currently have a compensation committee. The Board of Directors acts on compensation matters as a committee of the whole. The Chairman has been Chairman of the Board of the Company since 1988 and Chief Executive Officer since November 1994, Mr. Lorber was named President and Chief Operating Officer of the Company in November 1994 and Mr. Sauter, a current director not seeking re-election, was named Vice President, Treasurer and Chief Financial Officer of the Company in November 1994 and served as such until May 1996.

     In 1995, the Chairman was Chairman of the Board, President, Chief Executive Officer and a member of the Compensation Committee of Brooke and was the Chairman of the Board of MAI until May 1995 and a director thereof until October 1995; Mr. Lorber was a director of SkyBox until May 1995 and was Chairman of the Board of Directors of SkyBox until May 1995; Mr. Ressler was Chief Executive Officer of MAI; Mr. Sauter was Vice President, Chief Financial Officer and Treasurer of Brooke, and a director and Treasurer of Eve Holdings Inc., a wholly owned subsidiary of Liggett; and Mr. Kramer was a director of SkyBox until March 1995.

     During 1995, the Chairman was a director, President and Treasurer of each of BGLS, NV Holdings and BMI; and Mr. Sauter was Vice President, Chief Financial Officer and Treasurer of each of BGLS, NV Holdings and BMI. For information on the interests of the Chairman, Mr. Lorber and others in Brooke and the securities of the Company and for information on certain other relationships and transactions, see "Security Ownership of Certain Beneficial Owners and Management", "Nomination and Election of Directors -- Board Proposal Number 1" and "Certain Transactions Relating to the Joint Plan and Interests of

Certain Persons Therein -- Joint Plan Provisions for Appointment of Directors, Approval of Affiliated Transactions and Other Matters" and "Certain Relationships and Related Matters."

PENSION PLANS

     In connection with the Company's sale of its wholly owned subsidiary, Western Union Financial Services, Inc. ("FSI"), to First Financial Management Corporation ("FFMC") on November 15, 1994, the Western Union Pension Plan (the "Pension Plan") was assumed by FSI and the Company was released from all obligations thereunder.

     None of the current employees of the Company are entitled to any benefits under the Pension Plan.

STOCK OPTION GRANTS AND STOCK OPTION EXERCISES

     There were no stock options granted to, or exercised by, the named executive officers during 1995.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     From January 1, 1994 through January 18, 1995, the Company handled its corporate governance and business affairs, including matters relating to executive compensation, under the supervision of the Bankruptcy Court. The policy of the Company regarding the compensation of its executive officers, which was disclosed in the Disclosure Statement, dated September 27, 1994, relating to the Joint Plan is to maintain a total compensation program competitive with comparable companies in order to attract and retain highly qualified personnel. The Company does not currently have a compensation committee. The Board of Directors acts on compensation matters as a committee of the whole.


     In June 1995, the Company entered into employment agreements, as amended, with the Chairman and Mr. Lorber, after it had engaged an independent executive compensation advisor (the "Advisor"), to advise it with respect to the compensation of such executive officers. In addition, the Company had appointed Messrs. Burns, McDermott and Ridings as members of an ad hoc committee (the "Committee") to review the Advisor's report and make a recommendation to the Board of Directors on such compensation. The Committee evaluated various factors, including the roles of such executive officers in effecting recent material transactions entered into by the Company, the executive officers' prior services rendered to the Company, and the compensation levels of other senior executive officers at comparable companies performing comparable services. In determining the appropriate compensation level for the Chairman's employment agreement, the Board of Directors, after a review of such matters, including the recommendation of the Committee and the report of the Advisor, accepted the recommendation of the Committee at a special meeting of the Board of Directors in April 1995. First, the Board of Directors noted that the Joint Plan provides that the compensation to be paid to the Chairman for services rendered in his capacity as an officer or director of the Company could not exceed $2,000,000 per year, and that such compensation restrictions were extensively discussed during the Company's bankruptcy reorganization proceedings. The Board of Directors then determined, based upon additional recommendations of the Committee and the Advisor's report, that: (i) the Company had been relying on a temporary exemption from registration pursuant to Rule 3a-2 under the Investment Company Act of 1940; (ii) implementation of the Company's strategy of acquisitions and dispositions in connection therewith would involve complex matters requiring dedicated senior management; (iii) the Chairman possessed substantial experience in acquiring and managing operating companies; and (iv) the proposed annual compensation level of $2,000,000 for the Chairman was reasonable compared to the compensation levels of other chief executive officers at comparable companies performing comparable services. Because the Chairman's compensation is limited to $2,000,000 per year pursuant to the Joint Plan, as indicated above, the Chairman does not receive any bonus or other payment based upon the Company's performance.


     In determining the compensation levels of the Company's other executive officers, the Board of Directors reviews, as to each officer, such officer's prior experience, including that with respect to acquiring and managing operating companies and such officer's contribution to the Company's strategy with respect thereto, and the salary of such officer compared to the compensation levels of other executive officers performing comparable services, both in the Company and of comparable companies. In addition, the employment agreements of certain executive officers provide for the payment of bonuses at the sole discretion of the Board of Directors. Based on various factors, including those specified in the preceding paragraph, Mr. Lorber was awarded a $500,000 bonus by the Board of Directors in 1995. Mr. Lampen's employment agreement provided for a fixed $100,000 bonus payable in 1995; in subsequent years, the payment of a bonus is subject to the sole discretion of the Board of Directors. See "Employment Agreements", above.


     In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended (the "Code"). This Section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless: (i) the compensation is payable solely on account of the attainment of performance goals; (ii) the performance goals are determined by a compensation committee of two or more outside directors; (iii) the material terms under which compensation is to be paid are disclosed to and approved by the shareholders of the Company; and (iv) the compensation committee certifies that the performance goals were met. This limitation is applicable to compensation paid by the Company to certain of its executive officers. The effect of the Code Section 162(m) limitation is substantially mitigated by the Company's net operating losses, although the amount of any deduction disallowed under Code Section 162(m) could increase the Company's alternative minimum tax by up to 2% of such disallowed amount. For information relating to the Company's net operating losses, see Note 9 (Federal Income Tax) to the Company's Consolidated Financial Statements, which Note is set forth in the 1995 Form 10-K enclosed herewith, and which Note is incorporated herein by reference thereto.

     The foregoing information is provided by the Board of Directors of the Company.


                                          Henry C. Beinstein

                                          Arnold I. Burns
                                          Ronald J. Kramer

                                          Bennett S. LeBow

                                          Howard M. Lorber
                                          Paul L. McDermott
                                          Richard S. Ressler
                                          Barry W. Ridings
                                          Gerald E. Sauter

PERFORMANCE GRAPH

     The following graph compares the total annual return of the Company's Common Shares, the S&P 500 Index, the S&P SmallCap 600 Index, and the NASDAQ Composite Index for the five years ended December 31, 1995. The graph assumes the value of the investment in the Common Shares and each index was $100 on December 31, 1990 and that all dividends were reinvested. No dividends were paid on Common Shares in the years indicated below. Because of (i) the Company's recent emergence from bankruptcy and (ii) the Company's recent material acquisitions and dispositions, the Company does not believe that it can reasonably identify a "peer group", and in lieu thereof has included statistical information with respect to companies in the S&P SmallCap 600 Index and the NASDAQ Composite Index.

      Measurement Period          New Valley      S&P 500 In-    S&P SmallCap     Nasdaq Comp-
    (Fiscal Year Covered)         Corporation         dex          600 Index      osite Index
12/31/90                                   100             100             100             100
12/31/91                                    44             130             148             159
12/31/92                                    61             140             179             185
12/31/93                                    11             154             214             214
12/31/94                                    33             156             204             207
12/31/95                                    52             215             262             288

CERTAIN TRANSACTIONS RELATING TO THE JOINT PLAN AND INTERESTS OF CERTAIN PERSONS THEREIN

     The following summaries of the Joint Plan and the Purchase Agreement (as defined below) are qualified in their entirety by reference to the Joint Plan and the Purchase Agreement, respectively, which are incorporated by reference as exhibits to the 1995 Form 10-K enclosed herewith.

     Emergence from Bankruptcy Proceedings; Sale of FSI; Tender Offer. On November 15, 1994, FFMC purchased from the Company all of the issued and outstanding shares of common stock of FSI (the "FSI Shares") and those tangible and intangible assets and properties of the Company and its affiliates (other than the Seller's Marks, as defined below), relating to the business (the "Money Transfer Business") of providing domestic and international money transfer services, bill payment services, telephone cards, money orders and bank card services (the "Related Assets") pursuant to a purchase agreement, dated as of October 20, 1994, which was subsequently amended as of November 14, 1994 (as so amended, the "Purchase Agreement"). On January 13, 1995, the Company sold to FFMC all of the trademarks and tradenames used in the Money Transfer Business and constituting the "Western Union" name and trademark (the "Seller's Marks"). The Purchase Agreement prohibits the Company from competing with FSI's business for five years. The aggregate purchase price for the FSI Shares and the Related Assets (including the Sellers' Marks) was approximately

$1,193 million, including $893 million in cash and $300 million representing the assumption by FSI of the liabilities associated with the Pension Plan. In addition, FFMC and FSI agreed to assume certain other liabilities of the Company in connection with the sale of the FSI Shares and the Related Assets. The amount of consideration was determined pursuant to an auction process and subsequent negotiations between the Company and FFMC conducted pursuant to an order of, and under the jurisdiction and supervision of, the Bankruptcy Court.

     On the Effective Date of the Joint Plan, the Company completed substantially all distributions to creditors required to be made under the Joint Plan, and all of the Company's Class A Senior Preferred Shares, Class B Preferred Shares, Common Shares and other equity interests were reinstated and deemed to retain all of their legal, equitable and contractual rights.

     On such date, pursuant to the Joint Plan, the Company paid a $50 per share special cash dividend to the holders of record of Class A Senior Preferred Shares on December 20, 1994 in an aggregate amount of $75,000,550.

     On February 17, 1995, the Company completed a cash tender offer (the "Offer"), which was made pursuant to the terms of the Joint Plan, for up to 150,000 Class A Senior Preferred Shares at a price of $80 per share net to the seller in cash. On February 21, 1995, the Company accepted for payment and paid for all 54,445 Class A Senior Preferred Shares validly tendered in the Offer, at an aggregate cash purchase price equal to $4,355,600.

     On October 31, 1995, the Company conveyed to FFMC substantially all of the assets and liabilities of Western Union Data Services Company, Inc. for an aggregate cash purchase price, as adjusted, of $17.54 million.

     Joint Plan Provisions for Appointment of Directors, Approval of Affiliated Transactions and Other Matters. The Board of Directors of the Company consists of the following nine directors, each of which was appointed pursuant to the Joint Plan and subsequently elected by the Company's shareholders at the last Annual Meeting of Shareholders held on May 15, 1995: Bennett S. LeBow, Howard M. Lorber and Richard S. Ressler, all of whom were directors of the Company prior to confirmation of the Joint Plan (the "Prior Directors"); Paul L. McDermott, Ronald J. Kramer and Arnold I. Burns, three new independent directors who were identified in the Disclosure Statement relating to the Joint Plan; Gerald E. Sauter, who was designated by the Prior Directors pursuant to the terms of the Joint Plan (Richard J. Lampen has been nominated by the Board of Directors to succeed Mr. Sauter as a director); and Henry C. Beinstein and Barry W. Ridings (together, the "Shareholder Designees"), who were selected as a result of negotiations with the Official Committee of Equity Security Holders. The Shareholder Designees are deemed to be directors elected pursuant to the Certificate of Incorporation by holders of the Class A Senior Preferred Shares, voting as a class, and by the holders of the Class A Senior Preferred Shares and the Class B Preferred Shares, voting together as a single class, in each case as a result of dividend arrearages thereon.

     The Company and the Board of Directors have agreed to take all steps within their power to cause the Shareholder Designees (or their permitted successors) to serve as directors of the Company until their successors are elected at the third annual meeting of shareholders held after the Effective Date (the "Shareholder Designee Termination Date"). For information on the designation of a successor if a Shareholder Designee resigns or otherwise becomes disabled from serving, see "Board Proposal Number 2" above.

     Members of the Brooke Group have agreed to vote or cause to be voted all of their respective shares of capital stock in the Company in favor of the election of the Shareholder Designees as provided above and during the time period referred to above. Until the Shareholder Designee Termination Date, if any director other than a Shareholder Designee shall resign or become unable to serve, the remaining directors shall be entitled to designate the successor thereof.

     The Joint Plan also (i) makes provisions for restrictions on and approvals for certain transactions with affiliates to which the Company may be a party,
(ii) imposes requirements regarding proposed investments in capital stock or other ownership interests in other entities, or in capital assets, under certain circumstances, and (iii) requires that, whenever the vote of the holders of Class A Senior Preferred Shares acting as a single class is necessary for any approval, then such vote must, in addition to satisfying all other applicable requirements, reflect the affirmative vote of either (x) 80% of the outstanding shares of that class or (y) a simple majority of all shares of that class voting on the issue exclusive of shares beneficially owned by the Brooke Group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Lorber, a director and executive officer of the Company, is a shareholder of Aegis Capital Corp. ("Aegis"), a broker-dealer that has performed services for the Company and its subsidiaries since January 1, 1995. During 1995, Aegis received commission and other income in the aggregate amount of approximately $584,466. Mr. Lorber is also Chairman of the Board and Chief Executive Officer of Hallman & Lorber and a consultant to Brooke. During 1995, Hallman & Lorber received ordinary and customary insurance commissions aggregating approximately $11,719 on various insurance policies issued for the Company.

     Mr. Burns, a director of the Company, is a partner of Proskauer Rose Goetz & Mendelsohn LLP, a law firm which has been engaged to perform legal services for the Company in the past and which may be so engaged in the future. The fees received for such legal services in 1995 did not exceed five percent of the law firm's revenues.

     Mr. Beinstein, a director of the Company, was the Executive Director of Proskauer Rose Goetz & Mendelsohn LLP from 1985 until October 1995. He is currently the Managing Director of Milbank, Tweed, Hadley & McCloy, a law firm which has been engaged to perform legal services for the Company in the past and which may be so engaged in the future. The fees received for such legal services in 1995 did not exceed five percent of the law firm's revenues.

     Brooke has paid, among others, Messrs. Burns and Ridings, directors of the Company, $30,000 each in connection with their agreeing to be a Brooke nominee at the annual stockholders' meeting of RJR Nabisco Holdings Corp. ("RJR Holdings") held in April 1996. Brooke also entered into an agreement with each Brooke nominee including Messrs. Burns and Ridings to indemnify such nominees from and against any losses incurred by such nominees resulting from, relating to or arising out of any claim in connection with the solicitation of proxies in support of the nominees' election at such annual meeting, including the right to be advanced by Brooke for any expenses incurred in connection with any such claim. For further information concerning certain agreements and transactions between the Company and Brooke relating to RJR Holdings, see the information incorporated by reference under "Certain Matters Relating to RJR Holdings", below.

     During 1995, the Company and Brooke entered into an expense sharing agreement whereby the Company agreed to reimburse Brooke for its portion of certain operating expenses, rent and utilization of personnel. Expense reimbursements amounted to $571,000 for the year ended December 31, 1995.

     Mr. Kramer, a director of the Company, is Chairman of Ladenburg, Thalmann Group Inc. and an employee of its subsidiary, Ladenburg, an investment banking firm that was acquired by the Company in May 1995. Prior to May 1995, Ladenburg provided, from time to time, financial advisory services to the Company and/or its affiliates.

     On May 31, 1995, pursuant to a purchase agreement (the "Ladenburg Agreement"), the Company acquired all of the outstanding shares of common stock and other equity interests of Ladenburg for $26.75 million in cash, subject to adjustment. The purchase price was based on the book value of Ladenburg's assets at January 31, 1995. Pursuant to the Ladenburg Agreement, Mr. Kramer received approximately $101,000 for his shares of common stock and other equity interests in Ladenburg, and he was paid a finder's fee at closing of $800,000, half of which was paid by the Company. The foregoing is qualified in its entirety by reference to the Ladenburg Agreement, which is incorporated by reference as an exhibit to the 1995 Form 10-K enclosed herewith.

     Certain Matters Relating to RJR Holdings. For information concerning certain agreements and transactions between the Company and Brooke relating to RJR Holdings, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Recent Developments Certain

Matters Relating to RJR Holdings" and Note 5 (Investment Securities) and Note 17 (Related Party Transactions) to the Company's Consolidated Financial Statements, each of which is set forth in the 1995 Form 10-K enclosed herewith, and each of which is incorporated herein by reference thereto.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

BOARD PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors has appointed the accounting firm Coopers & Lybrand to serve as its independent auditors for 1996. Coopers & Lybrand has acted as the Company's independent accountants since March 8, 1995.



     The holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a single class, will be requested to adopt the following resolution:


          "RESOLVED, that the appointment by the Board of Directors of New Valley Corporation of Coopers & Lybrand L.L.P. as independent auditors for the year 1996 be ratified."

     The Board of Directors recommends a vote FOR this proposal.

     In the event the resolution is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty of substituting other auditors, it is contemplated that the appointment for the year 1996 will be permitted to stand unless the Board of Directors finds other good reason for a substitution.

     On March 8, 1995, the Board of Directors voted to terminate the engagement of Price Waterhouse LLP ("Price Waterhouse") as its independent auditors effective upon completion of the audit for the fiscal year ended December 31, 1994, and to approve the engagement of Coopers & Lybrand, as auditors for the fiscal year 1995.

     During the fiscal year ended December 31, 1994 and the subsequent interim period through March 8, 1995, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

     The audit reports of Price Waterhouse on the consolidated financial statements of the Company and its subsidiaries, as of and for the fiscal year ended December 31, 1994 and the subsequent interim period through March 8, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles.

     The Company engaged Coopers & Lybrand as its independent auditors as of March 8, 1995.

     Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting and will have an opportunity to make a statement should they desire to do so. Such representatives are also expected to be available to answer appropriate questions of shareholders.

     The services to be rendered to the Company by Coopers & Lybrand include examination of the consolidated financial statements of the Company and its subsidiaries, reviews of quarterly and other reports filed with the SEC, participation in meetings with the Audit Committee in connection with the performance of audit services, and other special audit, tax and accounting services.

                            REINCORPORATION PROPOSAL

     The Company's Board of Directors has determined that it would be in the best interests of the Company and its shareholders to (i) change the Company's jurisdiction of incorporation from the State of New York to the State of Delaware and (ii) effect a "reverse stock split" of the outstanding Common Shares on a proportionate one-for-twenty basis.

BOARD PROPOSAL 5 -- CHANGE OF THE COMPANY'S JURISDICTION OF INCORPORATION FROM
                    NEW YORK TO DELAWARE AND "REVERSE STOCK SPLIT" OF THE COMMON SHARES

THE REINCORPORATION PROPOSAL -- GENERAL

     The Company's Board of Directors has unanimously approved, and recommends for shareholder approval, the proposed change of the Company's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation"). The Reincorporation would be accomplished through the merger (the "Merger") of the Company with and into NV Delaware Inc., a newly-formed wholly owned subsidiary of the Company that is incorporated in Delaware ("NV Delaware"), with NV Delaware as the surviving corporation in the Merger. NV Delaware has not conducted any business other than with respect to the proposed Merger. The Reincorporation would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by NV Delaware. The Merger would be accomplished pursuant to the terms and conditions of a merger agreement (the "Merger Agreement") between the Company and NV Delaware, a copy of which is attached hereto as Annex II. The Company's officers and directors, who together may be deemed to beneficially own 41.6% of the Common Shares, have indicated that they intend to vote FOR the Reincorporation Proposal.

     The principal purpose of the Reincorporation is to change the law applicable to the Company's corporate affairs from the New York Business Corporation Law ("NYBCL") to the Delaware General Corporation Law ("DGCL"), because the Company believes that Delaware corporation law offers a number of advantages over New York corporation law. See "Principal Reasons for Changing the State of Incorporation", below. In addition, the Reincorporation would, as a result of the transactions contemplated by the Merger Agreement, reduce the number of outstanding Common Shares on a proportionate one-for-twenty basis. See "The Reverse Stock Split", below.


     The Merger Agreement has been approved and adopted by (i) the Company's Board of Directors in accordance with the NYBCL; and (ii) the Board of Directors of NV Delaware, and the Company as sole stockholder of NV Delaware, each in accordance with the DGCL. The Board of Directors of NV Delaware consists solely of persons who are executive officers of the Company. The Merger Agreement was executed on May 22, 1996.


     The Board of Directors recommends that shareholders vote FOR the Reincorporation Proposal.

     If the Reincorporation Proposal is approved by the Company's shareholders as provided herein (see "Vote Required for Approval of the Reincorporation Proposal", below), immediately upon completion of the Merger, NV Delaware will be merged (the "Second-Step Merger", and together with the Merger, the "Mergers") with and into NV Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of NV Delaware ("NV Merger Sub"). As described in "The Second-Step Merger", below, NV Merger Sub has not conducted any business other than with respect to the Second-Step Merger. The Second-Step Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company (or NV Delaware). By operation of law, upon the completion of the Second-Step Merger, all assets, property, rights, liabilities and obligations of the Company (and NV Delaware) would be transferred to and assumed by NV Merger Sub. Upon completion of the Second-Step Merger, NV Merger Sub would be renamed "New Valley Corporation". The Second-Step Merger would be accomplished pursuant to the terms and conditions of a merger agreement (the "Second-Step Merger Agreement") between NV Merger Sub and NV Delaware, a copy of which is attached hereto as

Annex V. NV Merger Sub may be referred to herein, as the surviving corporation and in the Second-Step Merger, as the "Surviving Corporation".


     The Second-Step Merger Agreement has been adopted and approved in accordance with the DGCL by (i) the boards of directors of each of NV Delaware and NV Merger Sub and (ii) the Company and NV Delaware, as sole stockholders of NV Delaware and NV Merger Sub, respectively. The Company's Board of Directors has also approved the Second-Step Merger and the form and terms of the Second-Step Merger Agreement. The Company owns all of the capital stock of NV Delaware and, indirectly, NV Merger Sub, and the boards of directors of NV Delaware and NV Merger Sub consist solely of persons who are executive officers of the Company. The Second-Step Merger is conditioned upon, among other things, the approval of Board Proposal 5 (the Reincorporation Proposal) by the Company's shareholders as provided herein and the consummation of the Merger. THE SECOND-STEP MERGER IS NOT SUBJECT TO THE APPROVAL OF EITHER THE COMPANY'S SHAREHOLDERS (THROUGH THIS PROXY STATEMENT OR OTHERWISE) OR, AFTER GIVING EFFECT TO THE MERGER, THE STOCKHOLDERS OF NV DELAWARE UNDER APPLICABLE LAW, AND NO SUCH APPROVALS WILL BE SOUGHT. THE SECOND-STEP MERGER WILL BE EFFECTED IMMEDIATELY AFTER THE MERGER IF BOARD PROPOSAL 5 (THE REINCORPORATION PROPOSAL) IS APPROVED BY THE COMPANY'S SHAREHOLDERS. See "Vote Required for Approval of the Reincorporation Proposal", below. The Second-Step Merger will not be effected if the Reincorporation Proposal is not approved by the Company's shareholders. The Second-Step Merger Agreement was executed on May 22, 1996.


     As described in greater detail in "The Second-Step Merger", below, the sole purposes of the Second-Step Merger are to (1) provide an arrangement for the "bundling" and sale of fractional common stock interests otherwise issuable in the Second-Step Merger; and (2) adjust the voting power of the outstanding Surviving Corporation Preferred Shares (as defined below) to reflect the Reverse Stock Split, in order to restore the same pro rata voting power among the $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), $.01 par value, of the Surviving Corporation (the "Surviving Corporation Class A Senior Preferred Shares"), the $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), $.10 par value, of the Surviving Corporation (the "Surviving Corporation Class B Preferred Shares", and together with the Surviving Corporation Class A Senior Preferred Shares, the "Surviving Corporation Preferred Shares"), and the Common Shares, $.01 par value, of the Surviving Corporation (the "Surviving Corporation Common Shares"; and together with the Surviving Corporation Preferred Shares, the "Surviving Corporation Shares"), as existed among the Shares immediately prior to the Merger. In addition, the certificate of incorporation of the Surviving Corporation (the "Surviving Corporation Certificate of Incorporation") will contain an increased conversion price for the Surviving Corporation Class B Preferred Shares -- rather than rely on the antidilution provisions of the Certificate of Incorporation (which provisions would have provided for the identical adjustment) -- in order to more clearly reflect the actual conversion price in effect after the Reverse Stock Split. See "Principal Effects of the Second-Step Merger" and "The Second-Step Merger Agreement Effect on Capital Stock", below. Other than these procedures with respect to the disposition of fractional share interests (see "Fractional Share Procedures", below), and the adjustments to the terms of the Surviving Corporation Preferred Shares in order to properly reflect the Reverse Stock Split, no other changes will be made to any rights, designations, limitations or preferences of the Surviving Corporation Shares.

PRINCIPAL EFFECTS OF THE REINCORPORATION

     The Company's Board of Directors has unanimously approved the Reincorporation, and the Merger Agreement pursuant to which it would be effected, in order to accomplish the two principal objectives specified below. The Merger, if consummated, would have the following principal effects:

     (1) THE COMPANY WILL BE A DELAWARE CORPORATION. The Company would become a Delaware corporation through the Merger (the merger of the Company with and into NV Delaware, a wholly owned subsidiary of the Company that is incorporated in Delaware). NV Delaware has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by NV Delaware. As a result of the Reincorporation in Delaware, the Company's corporate affairs would be governed by Delaware corporation law, which the Board of Directors believes has certain advantages over New York corporation law. See "Principal Reasons for Changing the State of Incorporation to Delaware", below. For a discussion of certain differences between Delaware and New York corporate law, please refer to "Principal Differences Between New York and Delaware Corporation Laws", below, and Annex I attached hereto, which describes such differences in greater detail. NV Delaware may be referred to herein, as the surviving corporation in the Merger, as the "Surviving Corporation".

     (2) THE NUMBER OF OUTSTANDING COMMON SHARES WILL BE DECREASED. Pursuant to the Merger Agreement, each outstanding Common Share will be converted into one-twentieth of an NV Delaware Common Share, having otherwise identical rights, limitations, designations and preferences as the Common Shares had immediately prior to the Merger (the "Reverse Stock Split"). As examples of the conversion of Common Shares in the Merger, (i) a shareholder holding one hundred Common Shares immediately prior to the Merger would hold five NV Delaware Common Shares upon completion of the Merger and (ii) a shareholder holding two hundred fifty Common Shares immediately prior to the Merger would hold twelve and one-half
NV Delaware Common Shares upon completion of the Merger. Accordingly, the Reverse Stock Split will affect all Common Shares on a proportionate basis and each stockholder of NV Delaware will have the same proportionate interest in NV Delaware upon completion of the Merger that such shareholder had in the Company immediately prior to the Merger. However, because no fractional shares will be issued in the Second-Step Merger, to the extent a NV Delaware stockholder holds fractional share interests -- a Company shareholder holding less than twenty Common Shares or a number of Common Shares not evenly divisible by twenty immediately prior to the Merger -- the equity and voting interest of such stockholder in the Surviving Corporation will be reduced thereby. See "The Second-Step Merger Agreement -- Effect on Capital Stock". The principal reason for the Reverse Stock Split is to enhance the ability of the Surviving Corporation (after the Second-Step Merger) to have the Surviving Corporation Common Shares listed on the National Association of Securities Dealers, Inc. Quotations System (the "NASDAQ SmallCap Market"), and (if possible) on the NASDAQ National Market System ("NMS"). (In the first quarter of 1995, the Company's application to list its equity securities on the NMS was rejected because of the Company's failure to satisfy certain listing requirements, including the minimum share bid price requirement and the minimum net tangible asset requirement.) See "The Reverse Stock Split", below. The rights, designations, limitations and preferences of NV Delaware Class A Senior Preferred Shares and NV Delaware Class B Preferred Shares upon completion of the Merger would be identical to those of the Class A Senior Preferred Shares and the Class B Preferred Shares, respectively, immediately prior to the Merger. In addition, the number of outstanding Class A Senior Preferred Shares and Class B Preferred Shares would not be affected by the Merger, and such shares would be converted into a like number of NV Delaware Class A Senior Preferred Shares and NV Delaware Class B Preferred Shares, respectively, in the Merger. The rights, designations, limitations and preferences of the NV Delaware Preferred Shares would not be otherwise affected by the Merger. However, pursuant to the Second-Step Merger, (i) the respective voting power of the outstanding NV Delaware Preferred Shares would each be reduced by a factor of twenty and (ii) the conversion price allocated to a Surviving Corporation Common Share upon conversion of the NV Delaware Class B Preferred Shares would correspondingly be increased by a factor of twenty. As described in greater detail in "The Second-Step Merger Agreement -- Effect on Capital Stock", below, these changes in the terms of the Surviving Corporation Preferred Shares are designed solely to address the consequences on such Surviving Corporation Preferred Shares of the one-for-twenty Reverse Stock Split of the Common Shares effected pursuant to the Merger. Accordingly, such adjustments do not adversely affect the rights, designations, limitations and preferences of the Surviving Corporation Preferred Shares.

PRINCIPAL REASONS FOR CHANGING THE STATE OF INCORPORATION TO DELAWARE

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the DGCL and the NYBCL, see "Principal Differences Between New York and Delaware Corporation Laws", below, and Annex I attached to this Proxy Statement, which describes certain differences between New York and Delaware corporation law in greater detail.

     In the event that the Reincorporation Proposal is not approved by the Company's shareholders as provided herein, the Company will remain a New York corporation.

PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAWS


     The Reincorporation would effect several changes in the rights of shareholders as a result of differences between the NYBCL and the DGCL. The provisions of the NYBCL and DGCL differ in many respects, including without limitation with respect to dividends, statutory "dissenters' rights", shareholder vote to approve certain business combinations, classification of the board of directors, the right to examine the subject corporation's books and records and the ability to enter into "business combinations" with certain shareholders. The DGCL is in certain areas less protective of rights of stockholders than the NYBCL is of the rights of shareholders. For example, the voting requirement for approval of certain business combinations is a majority of the outstanding voting shares, whereas the NYBCL imposes a requirement of approval by 66 2/3% of the voting shares; the DGCL does not provide for statutory "dissenters' rights" for certain types of transactions and in certain cases where such rights would be available under the NYBCL; the DGCL does not require stockholder approval for the issuance of stock options to officers, directors or employees or for the making of loans to directors, whereas such transactions require shareholder approval under the NYBCL; the NYBCL permits action without a shareholder meeting only by unanimous written shareholder consent, whereas such action is permitted in Delaware by the written consent of the holders of that number of shares necessary to approve the corporate action; and the NYBCL business combination statute, which may make it more difficult to accomplish acquisitions opposed by managment, is inapplicable to the Company because it is not a "resident domestic corporation" (as defined therein), whereas the Delaware statute applies to all Delaware corporations. As a result, if the Reincorporation Proposal is approved by the Company's shareholders as provided herein, certain of their rights as shareholders will be affected thereby. A more detailed analysis of certain principal differences between New York and Delaware corporation law is set forth in Annex I hereto, "Principal Differences Between New York and Delaware Corporation Laws".


     In addition to changes arising generally under Delaware law, the Merger Agreement contemplates that the existing Certificate of Incorporation and bylaws (the "By-Laws") of the Company would be changed in the Merger, and that NV Delaware would be governed by a new certificate of incorporation (the "NV Delaware Certificate of Incorporation") and bylaws (the "NV Delaware By-Laws"). The NV Delaware Certificate of Incorporation and the NV Delaware By-Laws will be identical to the Surviving Corporation Certificate of Incorporation and the Surviving Corporation By-Laws, respectively, except for those differences specified in Annexes III and IV, respectively. Copies of the Surviving Corporation Certificate of Incorporation and the Surviving Corporation By-Laws are attached hereto as Annexes VI and VII, respectively. See "Principal Differences Between the Charter Documents of the Company and NV Delaware" and "Principal Differences Between the Charter Documents of NV Delaware and the Surviving Corporation", below.

PRINCIPAL DIFFERENCES BETWEEN THE CHARTER DOCUMENTS OF THE COMPANY AND NV
DELAWARE

     Certain differences between the existing Certificate of Incorporation and By-Laws of the Company, on the one hand, and the NV Delaware Certificate of Incorporation and NV Delaware By-Laws, on the other hand, respectively, arise from certain differences generally between the NYBCL and the DGCL. See "Principal Differences Between New York and Delaware Corporation Laws", above, and Annex I hereto.


Certificate of Incorporation. Other than such differences arising from differences between the NYBCL and the DGCL, the NV Delaware Certificate of Incorporation is identical to the Certificate of Incorporation in all material respects, except as described below. All such changes made to the NV Delaware Certificate of Incorporation (other than corporate name) will be reflected in the Surviving Corporation Certificate of Incorporation, a copy of which is attached as Annex VI hereto.



     Limitation of Liability. The NV Delaware Certificate of Incorporation provides, as permitted by Section 102(7) of the DGCL, that a director of NV Delaware shall not be personally liable to NV Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to NV Delaware or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (declaration and payment of dividends) or (iv) for any transaction from which the director derived an improper personal benefit. (See Paragraph EIGHTH of the Surviving Corporation Certificate of Incorporation.) The Certificate of Incorporation provides for the limitation of liability of directors except to the extent prohibited by the NYBCL. (See Paragraph NINTH of the Certificate of Incorporation.) The NYBCL prohibits elimination of liability for a director if a judgment or final adjudication establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law,
(ii) he personally gained a financial profit or other advantage to which he was not legally entitled or (iii) he violated Section 719 of the NYBCL (involving the declaration of dividends; purchase or redemption of shares; the distribution of assets to shareholders after dissolution; and loans to directors).



     Indemnification. The NV Delaware Certificate of Incorporation provides that no amendment or repeal of the indemnification provisions thereof shall adversely affect any right or protection of any person NV Delaware has agreed to indemnify with respect to any act or omission occurring prior to such amendment or repeal. (See Paragraph SEVENTH of the Surviving Corporation Certificate of Incorporation.) The Certificate of Incorporation does not contain such a provision.



     Purpose Clause. The "purpose" clause of the NV Delaware Certificate of Incorporation has been revised to permit NV Delaware to engage in any lawful act or activity for which corporations may be organized under the DGCL. (See Paragraph SECOND of the Surviving Corporation Certificate of Incorporation.) The Certificate of Incorporation contains additional historical language in its "purposes" clause which is no longer relevant and which refers to the NYBCL. (See Paragraph SECOND of the Certificate of Incorporation.)


     Capital Stock. The NV Delaware Certificate of Incorporation would not effect any substantive change in the rights, designations, limitations and preferences of the $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), $.01 par value, of NV Delaware Corporation (the "NV Delaware Class A Senior Preferred Shares"), the $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), $.10 par value, of NV Delaware (the "NV Delaware Class B Preferred Shares", and together with the NV Delaware Class A Senior Preferred Shares, the "Preferred Shares"), and the Common Shares, $.01 par value, of NV Delaware (the "NV Delaware Common Shares", and together with the NV Delaware Preferred Shares, the "NV Delaware Shares"), compared to those of the Common Shares, Class A Senior Preferred Shares and the Class B Preferred Shares, respectively, immediately prior to the Merger. The Reverse Stock Split, which will reduce the Common Shares on a one-for-twenty basis, will be effected through the Merger Agreement. The only changes to be made to the NV Delaware Certificate of Incorporation with respect to capital stock, compared to the Company's existing Certificate of Incorporation, are: (i) all references to the Company's Class B Common Share have been deleted because such share has been retired; and (ii) historical dates relating to certain designations and preferences of NV Delaware Class A Senior Preferred Shares and the NV Delaware Class B Preferred Shares that are no longer relevant have been deleted. (See Paragraphs THIRD (A)(ii) and (v) and THIRD (B)(v) of the Surviving Corporation Certificate of Incorporation).



     In the Second-Step Merger, certain changes will be made to (i) the respective voting power of the Surviving Corporation Preferred Shares and (ii) the conversion price allocated to a Surviving Corporation Common Share upon conversion of the Surviving Corporation Class B Preferred Shares, which adjustments are in each case designed solely to reflect properly the effects of the Reverse Stock Split on such voting rights and conversion price, respectively. See "The Second-Step Merger Reasons for the Second-Step Merger" and "The Second-Step Merger Agreement -- Effect on Capital Stock".



     Joint Plan Restriction. The NV Delaware Certificate of Incorporation eliminates a provision previously required to be included in the Certificate of Incorporation by the Joint Plan in accordance with Section 1123(a)(6) of Title 11 of the United States Code, as amended. This provision had restricted the Company from issuing nonvoting equity securities. (See Paragraph THIRD of the Surviving Corporation Certificate of Incorporation; Paragraph FOURTH of the Certificate of Incorporation.) If the NV Delaware Certificate of Incorporation is adopted in the Merger, this provision will no longer be required to be included therein.


     Conforming Changes. All other changes in the NV Delaware Certificate of Incorporation are conforming, non-substantive changes reflecting the change of jurisdiction of incorporation from New York to Delaware; the selection of the DGLC as the applicable corporation law; and the selection of a new registered agent domiciled in Delaware.


By-Laws. Other than differences arising from differences between the NYBCL and the DGCL, as described herein, the NV Delaware By-Laws are identical to the By-Laws in all material respects, except as described below. All such changes made to the NV Delaware By-Laws (other than corporate name) will be reflected in the By-Laws of the Surviving Corporation (the "Surviving Corporation By-Laws").



     Special Meetings. Section 2 of the NV Delaware By-Laws provides that stockholders holding at least 25% of the capital stock entitled to vote there at shall be entitled to call a special meeting of stockholders. (See Section 2, Surviving Corporation By-Laws.) The By-Laws require the vote of stockholders holding at least a majority of such capital stock to call a special meeting. (See Section 2, By-Laws.)



     Notice of Stockholder Meetings; Record Date. The maximum period for serving notice of stockholder meetings and setting a record date has been changed to sixty days. (See Sections 3 and 36, Surviving Corporation By-Laws.) The By-Laws had specified fifty days for such periods in accordance with the NYBCL.



     Number and Qualification of Directors. The maximum age limitation regarding qualification as a director has been deleted. (See Section 9, Surviving Corporation By-Laws.)



     Notice of Board of Director Meetings. The provisions governing the giving of notice for Board of Director meetings have been revised to (i) delete the requirement of specifying a purpose therefor and (ii) provide that such notice may be delivered by telephone or other means of electronic communication or given orally. (See Sections 15 (directors) and 22 (executive committee), Surviving Corporation By-Laws.)



     Regular Board of Director Meetings. Regular Board of Directors meetings are to be held on such dates as are fixed by the Board of Directors or the Chairman of the Board under the NV Delaware By-Laws; the By-Laws provide that such meetings are to be held on specified dates. (See Section 12, Surviving Corporation By-Laws.)



     Officers. The duties of the Chairman of the Board and President have been revised to reflect the current management structure of the Company, in which the Chairman of the Board serves as the chief executive officer of the Company and the President serves as the chief operating officer. In addition, the office of Vice-Chairman has been deleted. (See Section 26, Surviving Corporation By-Laws.)



     Conforming Changes. All other changes in the NV Delaware By-Laws are conforming, non-substantive changes reflecting the change of jurisdiction of incorporation from New York to Delaware, such as the designation of NV Delaware's principal office in Delaware; and the designation of the principal office of NV Delaware in Miami, Florida, as the place of meetings of the board of directors unless otherwise specified by the board. The Surviving Corporation By-Laws to be adopted in the Second-Step Merger will be identical to the NV Delaware By-Laws described above, except that the name of the company reflected therein will be "New Valley Corporation".


     A summary of all differences between the Surviving Corporation Certificate of Incorporation and the NV Delaware Certificate of Incorporation is attached as Annex III hereto. A summary of all differences between the Surviving Corporation By-Laws and the NV Delaware By-Laws is attached as Annex IV hereto. (The Surviving Corporation Certificate of Incorporation and the Surviving Corporation By-Laws are attached hereto as Annexes VI and VII, respectively.)

     Copies of the Company's existing Certificate of Incorporation and By-Laws are available for inspection at the Company's executive offices, and copies thereof will be sent to shareholders, without charge, upon request.

THE REVERSE STOCK SPLIT

     The Merger Agreement provides that, at the completion of the Merger, (i) each Common Share issued and outstanding will, by virtue of the Merger and without any action on the part of any holder thereof, be converted into one-twentieth of a NV Delaware Common Share; (ii) all Common Shares then held in the Company's treasury, if any, shall cease to exist, and all certificates representing such shares will be canceled by virtue of the Merger; and (iii) any capital stock of the Company owned by the Company as treasury stock or by any of its subsidiaries will be canceled and cease to exist and no NV Delaware Common Shares, or other securities of the NV Delaware, will be issued in respect thereof.

     Other than with respect to the Reverse Stock Split, the rights, designations, limitations and preferences of the Surviving Corporation Common Shares will in all respects be identical to the rights, designations, limitations and preferences of the Common Shares immediately prior to the Merger. The Reverse Stock Split would apply to all Common Shares on a proportionate basis and accordingly, the Reverse Stock Split would not change the ownership interest or proportional voting power of the holders of Common Shares. However, in the Second-Step Merger, the equity and voting interest of certain holders in the Surviving Corporation Common Shares would be reduced to the extent they would otherwise receive fractional interests in the Second-Step Merger. See "Principal Effects of the Reincorporation", above and "The Second-Step Merger Agreement -- Effect on Capital Stock", below. The number of Surviving Corporation Common Shares outstanding immediately following the Mergers will be identical to the number of whole NV Delaware Common Shares outstanding immediately following the Merger (without taking into account any fractional interests issuable in the Merger, which interests will be eliminated in the Second-Step Merger).

     The principal purpose for the one-for-twenty Reverse Stock Split is to enhance the Surviving Corporation's ability, after the Mergers, to have the Surviving Corporation Common Shares listed on the NASDAQ SmallCap Market, or if possible, the NMS. In order for a company's stock to be listed on the NASDAQ SmallCap Market, it must meet certain requirements, including: (i) the stock must have a minimum bid price of $3.00 per share; (ii) the stock must be held by more than 300 holders; (iii) 100,000 shares must be publicly held having a market value not less than $1 million; (iv) the company must have total assets of $4 million; (v) the company must have capital and surplus of at least $2 million; and (vi) the company must have at least two registered and active market makers. In addition, in order to qualify for listing on the NMS, a company must also satisfy one of the following sets of requirements: either
(A)(i) the company had annual pre-tax income of at least $750,000 and net income of at least $400,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years; (ii) there are at least 500,000 publicly held shares; (iii) the market value of publicly held shares is at least $3 million; (iv) the price per share on each of the five business days prior to the date of application by the company is $5.00 or more; (v) the company of the security has net tangible assets of at least $4 million; (vi) the company has a minimum of 800 shareholders if the company has between 500,000 and 1 million shares publicly held, or a minimum of 400 shareholders if the company has either
(x) over 1 million shares publicly held or (y) over 500,000 shares publicly held and average daily trading volume in excess of 2,000 shares per day for the six months preceding the date of application; and (vii) at least two dealers act as NASDAQ market makers with respect to the security on each of the five business days preceding the date of application by the company; or
(B)(i) the company has net tangible assets of at least $12 million; (ii) there are at least 1 million publicly held shares; (iii) the market value of publicly held shares is at least $15 million; (iv) the price per share on each of the five business days prior to the date of application by the company is $3.00 or more; (v) at least two dealers act as NASDAQ market makers with respect to the security on each of the five business days preceding the date of application by the company; (vi) the company has a three-year operating history; and (vii) the company has a minimum of 400 shareholders. In addition, the NASDAQ may consider securities for listing on the NMS under certain other circumstances.


     If the Reincorporation Proposal is approved by the Company's shareholders as provided herein (see "Vote Required for Approval of the Reincorporation Proposal", below), upon completion of the Mergers, the Surviving Corporation will use its commercially reasonable efforts to cause the Surviving Corporation Common Shares to be listed on the NASDAQ SmallCap Market, or, if possible, the NMS. However, at March 31, 1996, the Company had a net tangible assets deficit of approximately $46 million. Accordingly, it is unlikely that the Company will be able to satisfy the NASDAQ capital and surplus and net tangible asset listing requirements in the near future. The Company intends to seek an exemption from such listing requirements, although there is no assurance that the Company will be successful in obtaining such exemptions.



     The Company believes that the Reverse Stock Split would increase the acceptance of the Surviving Corporation Common Shares by the financial community and the investing public. However, there can be no assurance that the market price of the Surviving Corporation Common Shares will rise in proportion to the reduction in the number of the Surviving Corporation Common Shares outstanding as a result of the Reverse Stock Split and the Second-Step Merger. Further, as noted above, there can be no assurance that the Surviving Corporation will be able to satisfy the other NASDAQ SmallCap Market (or NMS) listing standards, or that the Surviving Corporation Common Shares will be approved for listing either on the NASDAQ SmallCap Market or the NMS. In addition, as a result of the Reverse Stock Split, shareholders owning less than 2,000 Common Shares or a number of Common Shares not evenly divisible by 2,000 will receive "odd-lots" of less than 100 Surviving Corporation Common Shares after the Mergers. Such holdings may be more difficult to sell, and, in general, brokerage commissions and other costs of transactions in such "odd-lot" holdings may be higher, than the cost of transactions in excess or in even multiples of 100 shares. Shareholders may wish to consult with their brokers concerning such potential increased commissions and other costs in respect to "odd-lot" holdings.


     As a result of the Reverse Stock Split effected on a one-for-twenty share basis in the Merger, the aggregate voting power of the NV Delaware Common Shares would be reduced by a factor of twenty upon completion of the Merger. Accordingly, pursuant to the Second-Step Merger, certain adjustments will be made to the voting rights of the outstanding Surviving Corporation Preferred Shares and the conversion ratio with respect to the Surviving Corporation Class B Preferred Shares, in each case, in order to maintain the same relative voting rights as were in effect with respect to the Preferred Shares and the same conversion ratio as was in effect with respect to the Class B Preferred Shares, in each case, immediately prior to the Merger. See "The Second-Step Merger Agreement -- Effect on Capital Stock", below. As a result of these adjustments,
(i) the Surviving Corporation will be able to maintain the same relative voting rights and convertibility features with respect to the Surviving Corporation Shares as were in effect, immediately prior to the Merger, with respect to the Shares, and (ii) the Surviving Corporation Common Shares will retain one vote per share, which the Company believes is desirable. For a discussion of certain alternative transaction structures, see "The Second-Step Merger -- Reasons for the Second-Step Merger" and "The Second-Step Merger Agreement -- Effect on Capital Stock", below.

     As described below in "The Merger Agreement -- Capital Stock After the Merger", the number of authorized Common Shares (850,000,000) will not be changed as a result of the Merger. Since the Reverse Stock Split would cause the number of outstanding NV Delaware Common Shares to be reduced by a factor of twenty, this reduction in the number of outstanding NV Delaware Common Shares would effectively increase the authorized NV Delaware Common Shares (and, after giving effect to the Second-Step Merger, the authorized Surviving Corporation Common Shares) by this same factor of twenty. As a consequence, after the Mergers, the Surviving Corporation will have significantly greater numbers of authorized and unissued common shares than the Company presently does. In the event the Surviving Corporation sells or issues additional Surviving Corporation Common Shares, the equity and voting interests of holders of Surviving Corporation Common Shares would be diluted, reducing the equity and voting interest of such holder in the Surviving Corporation. Presently, the Company does not have any specific plans for the issuance or sale of additional Surviving Corporation Common Shares by the Surviving Corporation after the Mergers.

     A vote FOR the Reincorporation Proposal will be a vote FOR (i) the Reincorporation in Delaware; and (ii) the one-for-twenty Reverse Stock Split with respect to the outstanding Common Shares.

     If the Reincorporation Proposal is approved by the Company's Shareholders as provided herein (see "Vote Required for Approval of the Reincorporation Proposal", below), upon completion of the Merger, the Second-Step Merger will be effected. See "The Second-Step Merger", below.

THE MERGER AGREEMENT

     Set forth below is a description of certain material terms of the Merger Agreement, other than the Reverse Stock Split, which is described above. This description does not purport to describe all terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex II to this Proxy Statement. Under the Merger Agreement, the Company would be merged with and into NV Delaware, a newly-formed wholly owned subsidiary of the Company that is incorporated in Delaware, with NV Delaware as the surviving corporation in the Merger. NV Delaware has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights liabilities and obligations of the Company would be transferred to and assumed by NV Delaware as the surviving corporation. Shareholders will not have any statutory "dissenters' rights" under the NYBCL with respect to the Merger.

     Effect on Capital Stock. The Merger will have no effect on the authorized capital stock of the Company as reflected in its Certificate of Incorporation. The number of outstanding Class A Senior Preferred Shares and Class B Preferred Shares will not be affected by the Merger, and the number of outstanding Common Shares will be reduced on a proportionate one-for-twenty basis as a result of the Reverse Stock Split. See "The Reverse Stock Split", above. Other than with respect to the Reverse Stock Split, the rights, designations, preferences and limitations of the NV Delaware Common Shares will be identical to those of the Common Shares immediately prior to the Merger. The number of NV Delaware Class A Senior Preferred Shares and NV Delaware Class B Preferred Shares upon completion of the Merger, and the respective rights, designations, preferences and limitations of such NV Delaware Preferred Shares, will be identical to those of the Class A Senior Preferred Shares and the Class B Preferred Shares, respectively, immediately prior to the Merger. However, in the Second-Step Merger, (i) fractional interests otherwise issuable in respect of the NV Delaware Common Shares will be "bundled" and disposed of as described in "Fractional Share Procedures", below, and (ii) certain adjustments will be made with respect to the Surviving Corporation Preferred Shares. See "Principal Reasons for The Second-Step Merger" and "The Second-Step Merger
Agreement -- Effect on Capital Stock", below. The Surviving Corporation will not make any payment to holders in respect of fractional interests. The securities of NV Delaware to be issued to Company shareholders in the Merger will not be registered under the Securities Act in reliance upon Rule 145(a)(2) promulgated under the Securities Act, and such securities of NV Delaware will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

     Notification of Holders of Class B Preferred Shares. At least twenty days before the date on which the Mergers are expected to become effective ("Expected Effective Date"), the Company shall cause a notice stating (i) the Expected Effective Date and (ii) the date as to which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for Surviving Corporation Common Shares, which notice shall be filed with the transfer agent or agents for the Class B Preferred Shares (and NV Delaware Class B Preferred Shares) and mailed to the holders of record of the outstanding Class B Preferred Shares (and NV Delaware Class B Preferred Shares).

     Certificates. In the Merger, shareholders will not be required to surrender their certificates representing Shares in exchange for certificates representing shares of NV Delaware Common Shares, NV Delaware Class A Senior Preferred Shares and/or NV Delaware Class B Preferred Shares, as the case may be. However, upon completion of the Second-Step Merger, holders of Common Shares will be required to surrender their certificates representing Common Shares in exchange for certificates representing Surviving Corporation Common Shares. See "The Second-Step Merger Agreement -- Certificates; No Fractional Shares" and "Transmittal Procedures", below. Upon consummation of the Merger, certificates representing Common Shares will be deemed to represent that number of NV Delaware Common Shares equal to one-twentieth of the number of Common Shares reflected on such certificates immediately prior to the Merger. The number of Class A Senior Preferred Shares and Class B Preferred Shares outstanding immediately prior to the Merger will not be affected by the Merger and will be deemed after the Merger to represent the same number of NV Delaware Class A Senior Preferred Shares and NV Delaware Class B Preferred Shares, respectively, as reflected on such holders' stock certificates immediately prior to the Merger.


     Accounting Treatment of the Merger. In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values. The Second-Step Merger will be effected upon consummation of the Merger. See "Accounting Treatment of the Second-Step Merger", below. The Merger will be effected if the Reincorporation Proposal is approved by the Company's shareholders as provided herein.


     Certain Federal Income Tax Consequences of the Merger. The Merger, whether treated separately or integrated with the Second-Step Merger for tax purposes, will have the federal income tax consequences described in "Certain Federal Income Tax Consequences of the Mergers", below.


     Conditions to the Merger; Amendment; Waiver; Termination. The obligations of the Company to effect the Merger are subject to the following conditions:

          (a) obtaining the requisite Company shareholder approvals for the Merger and the Merger Agreement pursuant to the NYBCL (see "Vote Required for Approval of the Reincorporation Proposal", below);

          (b) obtaining the consent of the commissioner of taxation and finance to the Merger, as provided in Section 907(f) of the NYBCL; and

          (c) the absence of any material pending or threatened litigation concerning the Merger or other transaction contemplated by the Merger Agreement.

     The Merger Agreement may be amended and any of its provisions, including any conditions precedent, may be waived by the Company at any time prior to the completion of the Merger, if, in the sole judgment of the Board of Directors, such amendment would not adversely affect the rights and interests of the Company's shareholders thereunder.

     Notwithstanding any approval by the shareholders of the Company of the Reincorporation Proposals, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the completion of the Merger by the Board of Directors, if the Board of Directors determines for any reason that the consummation of the transactions contemplated by the Merger Agreement would not be advisable or in the best interests of the Company and its shareholders.

VOTE REQUIRED FOR APPROVAL OF THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal will require the affirmative vote of (i) the holders of two-thirds of all of the outstanding Shares entitled to vote at the Annual Meeting and (ii) the holders of a majority of all of the outstanding Common Shares so entitled to vote, voting as a separate class. Proxies solicited by the Board of Directors will be voted FOR the Reincorporation Proposal unless shareholders specify otherwise. A vote for the Reincorporation Proposal will be a vote for (i) the Reincorporation from New York to Delaware through the Merger; and (ii) the other transactions contemplated by the Merger Agreement, including the Reverse Stock Split. Upon completion of the Merger, the Second-Step Merger will be effected. See "The Second-Step Merger", below.

THE SECOND-STEP MERGER

     General. If the Reincorporation Proposal is approved by the Company's shareholders as provided below (see "Vote Required for Approval of the Reincorporation Proposal", above), NV Delaware and NV Merger Sub, its wholly owned subsidiary, will effect the Second-Step Merger, in which NV Delaware (the surviving corporation in the Merger), will merge with and into NV Merger Sub, with NV Merger Sub as the surviving corporation in the Second-Step Merger.

     NV Merger Sub has not conducted any business other than with respect to the Second-Step Merger. The Second-Step Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company (or NV Delaware). By operation of law, upon the completion of the Second-Step Merger, all assets, property, rights, liabilities and obligations of the Company (and NV Delaware) would be transferred to and assumed by NV Merger Sub. Upon completion of the Second-Step Merger, NV Merger Sub would be renamed "New Valley Corporation". The Second-Step Merger would be accomplished pursuant to the terms and conditions of the Second-Step Merger Agreement between NV Merger Sub and NV Delaware, a copy of which is attached hereto as Annex V. NV Merger Sub may be referred to herein, as the surviving corporation in the Second-Step Merger, as the "Surviving Corporation".


     The Second-Step Merger Agreement has been adopted and approved by (i) the boards of directors of each of NV Delaware and NV Merger Sub and (ii) the Company and NV Delaware, as sole stockholders of NV Delaware and NV Merger Sub, respectively. The Company's Board of Directors has also approved the Second-Step Merger and the form and terms of the Second-Step Merger Agreement. The Company owns all of the capital stock of NV Delaware and, indirectly, NV Merger Sub, and the boards of directors of NV Delaware and NV Merger Sub consist solely of persons who are executive officers of the Company. The Second-Step Merger is conditioned upon, among other things, the approval of Board Proposal 5 (the Reincorporation Proposal) by the Company's shareholders as provided herein and the consummation of the Merger. HOWEVER, THE SECOND-STEP MERGER IS NOT SUBJECT TO THE APPROVAL OF EITHER THE COMPANY'S SHAREHOLDERS (THROUGH THIS PROXY STATEMENT OR OTHERWISE) OR, AFTER GIVING EFFECT TO THE MERGER, THE STOCKHOLDERS OF NV DELAWARE UNDER APPLICABLE LAW, AND NO SUCH APPROVALS WILL BE SOUGHT. THE SECOND-STEP MERGER WILL BE EFFECTED IMMEDIATELY AFTER THE MERGER IF BOARD PROPOSAL 5 (THE REINCORPORATION PROPOSAL) IS APPROVED BY THE COMPANY'S SHAREHOLDERS. The Second-Step Merger will not be effected if the Reincorporation Proposal is not approved by the Company's shareholders.



     Reasons for the Second-Step Merger. As described in greater detail in "Principal Effects of the Second-Step Merger" and "The Second-Step Merger Agreement -- Effect on Capital Stock", below, the sole purposes of the Second-Step Merger are to (1) provide an arrangement for the "bundling" and sale of fractional stock interests otherwise issuable in the Second-Step Merger; and
(2) adjust the voting power of the outstanding Surviving Corporation Preferred Shares to reflect the Reverse Stock Split, in order to restore the same pro rata voting power among the Surviving Corporation Shares as existed among the Shares immediately prior to the Merger. See "The Second-Step Merger Agreement -- Effect on Capital Stock", below. Other than the procedures with respect to the disposition of fractional share interests and the adjustments to the voting power of the Surviving Corporation Preferred Shares, as described above, and an express restatement of the conversion price of the Series B Preferred Shares to give effect to the Reverse Stock Split (which adjustment would have otherwise been made under the antidilution provisions of the Certificate of Incorporation), no other changes will be made to any rights, designations, limitations or preferences of the Surviving Corporation Shares in the Second-Step Merger. With respect to such adjustments to certain terms of the Surviving Corporation Preferred Shares, the Surviving Corporation Common Shares will have one vote per share after the Second-Step Merger, as the Common Shares had prior to the Merger. If, in the Merger, the Company had increased the voting power of the NV Delaware Common Shares to twenty votes per share, (i) no adjustment would have been required with respect to the voting rights of the Surviving Corporation Preferred Shares and (ii) this arrangement would have been substantively identical, insofar as the resulting relative voting power of the respective classes of securities is concerned, to the arrangements described above implemented in the Second-Step Merger. However, the Company believes that it is more traditionally accepted and desirable to have common shares with one vote per share, and hence has elected to proceed with the Second-Step Merger and not to increase the voting power of the Common Shares. If such adjustments to the voting rights of the Preferred Shares and/or the conversion price for the Class B Preferred Shares were effected in the Merger (involving a New York and a Delaware corporation, as opposed to two Delaware corporations), a separate class vote of each of the Class A Senior Preferred Shares and the Class B Preferred Shares may arguably have been required under the NYBCL. See "The Second-Step Merger Agreement", below.


PRINCIPAL EFFECTS OF THE SECOND-STEP MERGER

     The purpose of the Second-Step Merger is to complete the transactions effected in the Merger by accomplishing the two principal objectives specified below. The Second-Step Merger, if consummated, would have the following principal effects:

     (1) THE FRACTIONAL INTERESTS WITH RESPECT TO THE NV DELAWARE COMMON SHARES WILL BE ELIMINATED. In the Reverse Stock Split effected pursuant to the Merger Agreement, each outstanding Common Share would be converted into one-twentieth of an NV Delaware Common Share having otherwise identical rights, limitations, designations and preferences as the Common Shares had immediately prior to the Merger. In the Second-Step Merger, all fractional interests of NV Delaware Common Shares issued in the Merger will be eliminated since no fractional shares will be issued in the Second-Step Merger. Any shareholders of the Company holding, prior to the Merger, either less than twenty Common Shares or a number of Common Shares not evenly divisible by twenty will receive fractional interests of an NV Delaware Common Share in the Merger. After the Mergers, the Surviving Corporation will notify its stockholders of any fractional interest otherwise payable to such stockholder in the Second-Step Merger and arrange for the "bundling" and disposition of such fractional interests. (Such arrangements are referred to herein as the "Fractional Share Procedures" and are described in greater detail in "Fractional Share Procedures", below). The Surviving Corporation will not make any payment to holders in respect of fractional interests. As examples of the conversion of common shares in the Mergers, (i) a shareholder holding one hundred Common Shares immediately prior to the Merger would hold (x) five NV Delaware Common Shares upon completion of the Merger and
(y) five Surviving Corporation Common Shares upon completion of the Second-Step Merger and (ii) a shareholder holding two hundred fifty Common Shares immediately prior to the Merger would hold (x) twelve and one-half NV Delaware Common Shares upon completion of the Merger and (y) twelve Surviving Corporation Common Shares upon completion of the Second-Step Merger. In addition, since the stockholder in example (ii) above would otherwise have been entitled to receive one-half of a Surviving Corporation Common Share in the Second-Step Merger, such fractional interest would be covered by the Fractional Share Procedures described below. As a result, each stockholder of the Surviving Corporation, except to the extent such fractional interests would otherwise have been receivable, will have the same proportionate interest in the Surviving Corporation upon completion of the Mergers that such shareholder had in the Company immediately prior to the Merger. To the extent a shareholder received fractional interests in the Merger, such stockholder's equity and voting interest in the Surviving Corporation will be reduced correspondingly, since such fractional interests will not be converted into equity of the Surviving Corporation in the Second-Step Merger, but rather will be subject to the Fractional Share Procedures. See "Fractional Share Procedures", below.

     (2) CERTAIN ADJUSTMENTS WILL BE MADE TO CERTAIN TERMS OF THE OUTSTANDING SURVIVING CORPORATION PREFERRED SHARES IN ORDER TO REFLECT PROPERLY THE REVERSE STOCK SPLIT. As a result of the Mergers, (i) there will be the same number of Surviving Corporation Preferred Shares outstanding immediately upon consummation thereof as the number of Preferred Shares outstanding immediately prior to the Merger, and (ii) the number of outstanding Surviving Corporation Common Shares will be equal to one-twentieth (in whole shares only) of the Common Shares outstanding immediately prior to the Merger. Accordingly, if no corresponding adjustments were made in the Second-Step Merger, relative the voting power of the Surviving Corporation Preferred Shares would be disproportionately increased by a factor of twenty. Therefore, the Second-Step Merger will effect such adjustments, as more fully described in "The Second-Step Merger Agreement -- Effect on Capital Stock", below, in order to restore the same relative voting rights with respect to the Surviving Corporation Shares as were in effect with respect to the Shares immediately prior to the Merger. In addition, the Surviving Corporation Certificate of Incorporation will contain an increased conversion price for the Surviving Corporation Class B Preferred Shares in order to expressly state the conversion ratio in effect after the Reverse Stock Split (which adjustment would have otherwise been made under the antidilution provisions of the Certificate of Incorporation). See "The Second-Step
Merger -- Effect on Capital Stock", below. In all other respects, the rights, designations, limitations and preferences of the Surviving Corporation Class A Senior Preferred Shares and the Surviving Corporation Class B Preferred Shares will be identical to those of (i) the Class A Senior Preferred Shares and the Class B Preferred Shares, respectively, immediately prior to the Merger and (ii) the NV Delaware Class A Preferred Shares and the NV Delaware Class B Preferred Shares, respectively, immediately prior to the Second-Step Merger.



     With respect to such adjustments to certain terms of the Surviving Corporation Preferred Shares, after the Second-Step Merger, the Surviving Corporation Common Shares will have one vote per share, as the Common Shares had prior to the Merger. If, in the Merger, the Company had increased the voting power of the NV Delaware Common Shares to twenty votes per share, (i) no adjustment would have been required with respect to the voting rights of the Surviving Corporation Preferred Shares and (ii) this arrangement would have the same effect of restoring the relative voting rights as were in effect immediately prior to the Merger and would also be in these respects substantively identical, insofar as the relative voting power of the respective classes of securities is concerned, to the arrangements described above implemented in the Second-Step Merger. However, the Company believes that it is more traditionally accepted and desirable to have common shares with one vote per share, and hence has elected to proceed with the Second-Step Merger as described herein and not to increase the voting rights of the Common Shares. If such adjustments to the voting rights of the Preferred Shares and/or the conversion price for the Class B Preferred Shares were effected in the Merger (involving a New York and a Delaware corporation, as opposed to two Delaware corporations), a separate class vote of each of the Class A Senior Preferred Shares and the Class B Preferred Shares may arguably have been required under the NYBCL. See "The Second-Step Merger Agreement -- Required Approvals".


     Accordingly, after the Mergers:

          (1) The Company will be a Delaware corporation (see "Principal Reasons for Changing the State of Incorporation to Delaware", above);


          (2) The number of outstanding Common Shares will be reduced to one-twentieth, in whole shares only, and fractional shares will be eliminated (see "The Reverse Stock Split", above, and "Principal Effects of the Second-Step Merger" and "Fractional Share Procedures", below);



          (3) The voting power of each outstanding class of Preferred Shares will be proportionately reduced to one-twentieth, respectively, in order to compensate for the Reverse Stock Split of the Common Shares (see "The Second-Step Merger Agreement -- Effect on Capital Stock", below); and


          (4) The conversion price for the Class B Preferred Shares will be increased by a factor of twenty in order to clearly reflect the actual conversion price in effect after the Reverse Stock Split (see "The Second-Step Merger Agreement -- Effect on Capital Stock", below).

PRINCIPAL DIFFERENCES BETWEEN THE CHARTER DOCUMENTS OF NV DELAWARE AND THE SURVIVING CORPORATION

Certificate of Incorporation. The Surviving Corporation Certificate of Incorporation will be identical to the NV Delaware Certificate of Incorporation, except as described below. See "Principal Differences between the Charter Documents of the Company and NV Delaware -- Certificate of Incorporation", above. Accordingly, all such changes described in that section will be incorporated in the Surviving Corporation Certificate of Incorporation, the form of which is attached as Annex VI hereto. A summary of all differences between the Surviving Corporation Certificate of Incorporation and the NV Delaware Certificate of Incorporation is attached as Annex III hereto.

     Capital Stock. As described herein, several adjustments would be made to the rights of the Surviving Corporation Preferred Shares in the Surviving Corporation Certificate of Incorporation adopted in the Second-Step Merger, in order to correct certain disproportionate changes in the voting rights of the Surviving Corporation Preferred Shares and the conversion price for the Surviving Corporation Class B Preferred Shares that would otherwise have occurred as a result of the Reverse Stock Split. See "Principal Effects of the Second-Step Merger" and "The Second-Step Merger Agreement -- Effect on Capital Stock", below. (See Paragraphs THIRD(A)(vi) and (B)(vii) and THIRD (B)(vi)(1) of the Surviving Corporation Certificate of Incorporation.)

     Change of Name. The name of NV Merger Sub will be changed to "New Valley Corporation".

By-Laws. The Surviving Corporation By-Laws will be identical to the NV Delaware By-Laws, except that the name of the corporation as reflected therein will be changed to "New Valley Corporation". See "Principal Differences between the Charter Documents of the Company and NV Delaware -- By-Laws", above. All such changes described in that section, in addition to the aforesaid name change, will be reflected in the Surviving Corporation By-Laws, the form of which is attached as Annex VII hereto. A summary of all differences between the Surviving Corporation By-Laws and the NV Delaware By-Laws is attached as Annex IV hereto.

     The foregoing discussion is intended as a summary only and is qualified in its entirety by reference to the Surviving Corporation Certificate of Incorporation and the Surviving Corporation By-Laws, which are attached to this Proxy Statement as Annexes VI and VII, respectively.

THE SECOND-STEP MERGER AGREEMENT

     Set forth below is a description of certain material terms of the Second-Step Merger Agreement. This description does not purport to describe all terms of the Second-Step Merger Agreement and is qualified in its entirety by reference to the Second-Step Merger Agreement, a copy of which is attached as Annex V to this Proxy Statement. Under the Second-Step Merger Agreement, NV Delaware, the surviving corporation in the Merger, would be merged with and into NV Merger Sub, a newly-formed wholly owned subsidiary of NV Delaware, with NV Merger Sub as the surviving corporation in the Second-Step Merger. NV Merger Sub has not conducted any business other than with respect to the Second-Step Merger. The Second-Step Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company (or NV Delaware). By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company (and NV Delaware) would be transferred to and assumed by NV Merger Sub as the surviving corporation. Upon completion of the Merger, NV Merger Sub would be renamed "New Valley Corporation". Stockholders will not have any statutory "dissenters' rights" under the DGCL with respect to the Second-Step Merger. NV Merger Sub, as the surviving corporation in the Second-Step Merger, may be referred to herein as the "Surviving Corporation".

     Effect on Capital Stock. The Mergers will have no effect on the authorized capital stock of the Surviving Corporation; such capital stock will be the same as that of the Company as reflected in its Certificate of Incorporation. The number of outstanding Surviving Corporation Class A Senior Preferred Shares (compared to the Class A Senior Preferred Shares or NV Delaware Class A Senior Preferred Shares) and Surviving Corporation Class B Preferred Shares (compared to the Class B Preferred Shares or the NV

Delaware Class B Preferred Shares) will not be affected by the Mergers, and the number of outstanding Surviving Corporation Common Shares (compared to the Common Shares) will be reduced on a proportionate one-for-twenty basis as a result of the Reverse Stock Split in the Merger and to the extent of the elimination of fractional interests in the Second-Step Merger. The Surviving Corporation will not make any payment to holders in respect of fractional interests. See "The Reverse Stock Split", above; with respect to the disposition of fractional interests resulting from the conversion of NV Delaware Common Shares in the Second-Step Merger, see "Principal Effects of the Second-Step Merger", above, and "Fractional Share Procedures" below. Other than with respect to the Reverse Stock Split, the rights, designations, preferences and limitations of the Surviving Corporation Common Shares will be identical to those of the Common Shares immediately prior to the Merger. In addition, as a result of the Reverse Stock Split, shareholders owning less than 2,000 Common Shares or a number of Common Shares not evenly divisible by 2,000 will receive "odd-lots" of less than 100 Surviving Corporation Common Shares after the Mergers. Such holdings may be more difficult to sell, and, in general, brokerage commissions and other costs of transactions in such "odd-lot" holdings may be higher, than the cost of transactions in excess or in even multiples of 100 shares. See "The Reverse Stock Split", above. In the Second-Step Merger, the voting rights per share of each class of Surviving Corporation Preferred Shares would be reduced by a factor of twenty in order to reflect the reduction, on a one-for-twenty basis, of the outstanding Common Shares pursuant to the Reverse Stock Split. More specifically, in the Second-Step Merger, (i) the votes per share of the Surviving Corporation Class A Senior Preferred Shares would be changed to .4645 of a vote per share (from 9.29 votes per share); and (ii) the vote per share of the Surviving Corporation Class B Preferred Shares would be changed to one-twentieth of a vote per share (from one vote per share). Because the collective voting power of the Surviving Corporation Common Shares will also be reduced by a factor of twenty pursuant to (i) the Reverse Stock Split and
(ii) the one-to-one conversion of NV Delaware Common Shares into Surviving Corporation Common Shares (in whole shares only) in the Second-Step Merger, the proportionate reduction in voting power per share of outstanding Surviving Corporation Preferred Shares, as described in the preceding sentence, will restore the same relative voting power among the Surviving Corporation Shares immediately following the Mergers as was in effect with respect to the Shares immediately prior to the Merger. In addition, in connection with the conversion of the Surviving Corporation Class B Preferred Shares, the Surviving Corporation Certificate of Incorporation will provide that the conversion price is $60.00 per share, subject to adjustment (as increased from $3.00 per share, subject to adjustment), in order to clearly set forth the actual conversion price in effect after the Reverse Stock Split. This conversion price adjustment would have occurred automatically, even if the Surviving Corporation Certificate of Incorporation were not so amended, by operation of the antidilution provisions in the existing Certificate of Incorporation. However, the Company believes that the revised conversion price, reflecting the actual conversion price after giving effect to the Mergers, will more clearly disclose the rights of the holders of Surviving Corporation Class B Preferred Shares.



     With respect to the changes to the Surviving Corporation Preferred Shares, after the Second-Step Merger, the Surviving Corporation Common Shares will have one vote per share, as the Common Shares had prior to the Merger. If, in the Merger, the Company had increased the voting power of the NV Delaware Common Shares to twenty votes per share, (i) no adjustment would have been required with respect to the voting rights of the Surviving Corporation Preferred Shares and (ii) this arrangement would have the same effect of restoring the relative voting rights as were in effect immediately prior to the Merger and would have been substantively identical to the arrangements described above implemented in the Second-Step Merger. However, the Company believes that it is more traditionally accepted and desirable to have common shares with one vote per share, and hence has elected to proceed with the Second-Step Merger as described herein and not to alter the voting power of the Common Shares. If the voting rights of the Preferred Shares and/or the conversion price for the Class B Preferred Shares were effected in the Merger, a separate class vote of each of the Class A Senior Preferred Shares and the Class B Preferred Shares may arguably have been required under the NYBCL. The securities of the Surviving Corporation to be issued to NV Delaware stockholders in the Second-Step Merger will not be registered under the Securities Act in reliance upon Section 3(a)(9) of the Securities Act and Rule 145(a)(2) promulgated thereunder, and such securities of the Surviving Corporation will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

     The following table compares the voting power per share of the shares of the Company and the Surviving Corporation prior to and following the Mergers, respectively.


                                                VOTING POWER                   VOTING POWER
           CLASS OF SECURITIES               PRIOR TO MERGER(1)            AFTER THE MERGERS(1)
- -----------------------------------------  ----------------------   ----------------------------------
Common Shares............................  One vote per share       One vote per share
Class A Senior Preferred Shares..........  9.29 votes per share     .4645 vote per share (9.29/20)
Class B Preferred Shares.................  One vote per share       .05 vote per share (1/20)


- ---------------
(1) The voting power as a class is calculated based on the total number of shares of each class authorized on the Record Date, rounded to the nearest hundredth, and without taking into account fractional interests.

     The following table compares the voting power of the issued and outstanding shares of the Company and the Surviving Corporation prior to and following the Mergers, respectively.

                                      VOTING POWER         % OF TOTAL         VOTING POWER          % OF TOTAL
      CLASS OF SECURITIES         PRIOR TO MERGER(1)(2)   VOTING POWER   AFTER THE MERGERS(1)(3)   VOTING POWER
- --------------------------------  ---------------------   ------------   -----------------------   ------------
Common Shares...................    191,552,476 votes         93.91%          9,577,624 votes          93.91%
Class A Senior Preferred
  Shares........................      9,619,442 votes          4.72%            480,972 votes           4.72%
Class B Preferred Shares........      2,790,776 votes          1.37%            139,539 votes           1.37%
                                  ---------------------   ------------   -----------------------   ------------
Total Votes.....................    203,962,694 votes        100.00%         10,198,135 votes         100.00%
                                  =====================   ============   =======================   ============

- ---------------
(1) The voting power as a class is calculated based on the total number of shares of each class authorized on the Record Date, rounded to the nearest hundredth, and without taking into account fractional interests.

(2) Voting power prior to the Merger is calculated as follows: (i) 191,552,476 Common Shares outstanding, at one vote per share, is equal to 191,552,476 votes; (ii) 1,035,462 Class A Senior Preferred Shares, at 9.29 votes per share, is equal to 9,619,442 votes; and (iii) 2,790,776 Class B Preferred Shares, at one vote per share, is equal to 2,790,776 votes.

(3) Voting power after the Mergers is calculated as follows: (i) 9,577,624 Common Shares outstanding, at one vote per share, is equal to 9,577,624 votes; (ii) 1,035,462 Class A Senior Preferred Shares outstanding, at .4645 votes per share, is equal to 480,972 votes; and (iii) 2,790,776 Class B Preferred Shares, at one-twentieth of a vote per share, is equal to 139,539 votes.

     In addition, the conversion price with respect to the Surviving Corporation Class B Preferred Shares has been revised as set forth below in greater detail in order to properly reflect the effects of the Reverse Stock Split on the conversion ratio.

     The following table sets forth certain information with respect to the conversion price for the Class B Preferred Shares prior to the Merger, and with respect to the Surviving Corporation Class B Preferred Shares following the Mergers.


Prior to Merger:


                                         NUMBER OF COMMON
                                        SHARES ISSUABLE ON                           ASSUMED VALUE
 STATED VALUE OF        NUMBER OF         CONVERSION OF        CONVERSION PRICE        OF COMMON
CLASS B PREFERRED     COMMON SHARES         A CLASS B             PER COMMON        SHARES ISSUABLE
SHARES IN CHARTER      OUTSTANDING       PREFERRED SHARE            SHARE           ON CONVERSION(1)
- -----------------     -------------     ------------------     ----------------     ----------------
     $ 25.00           191,552,476             8.333                $ 3.00               $25.00

Following the Mergers:


                                         NUMBER OF COMMON
                                        SHARES ISSUABLE ON                           ASSUMED VALUE
 STATED VALUE OF        NUMBER OF         CONVERSION OF        CONVERSION PRICE        OF COMMON
CLASS B PREFERRED     COMMON SHARES         A CLASS B             PER COMMON        SHARES ISSUABLE
SHARES IN CHARTER      OUTSTANDING       PREFERRED SHARE            SHARE           ON CONVERSION(1)
- -----------------     -------------     ------------------     ----------------     ----------------
     $ 25.00             9,619,442             .4167                $60.00               $25.00

- ---------------
(1) The "assumed value of common shares issuable on conversion" is equal to (i) the actual number of Common Shares issuable on conversion of one Class B Preferred Share, multiplied by (ii) the conversion price per Common Share as reflected in the applicable certificate of incorporation.

     Certificates; No Fractional Shares. After the Second-Step Merger, holders of Common Shares will be required to surrender their certificates ("Common Certificates") formerly representing Common Shares (or NV Delaware Common Shares, after the Merger), and deliver such Common Certificates, together with completed Transmittal Documents (as defined below) to the Exchange Agent (as defined below). Stockholders will thereafter receive Surviving Corporation Common Shares and, if applicable, payment in respect of fractional interests pursuant to the Second-Step Merger Agreement and the Fractional Share Procedures. See "The Second-Step Merger Agreement -- Effect on Capital Stock", above, and "Fractional Share Procedures" and "Transmittal Procedures", below. Upon consummation of the Second-Step Merger, Common Certificates will be deemed to represent that number of whole Surviving Corporation Common Shares equal to one-twentieth of the number of Common Shares, immediately prior to the Merger, reflected on such Common Certificates. See "The Second-Step Merger
Agreement -- Effect on Capital Stock", above. No fractional shares will be issued in the Second-Step Merger. To the extent a stockholder received a fractional NV Delaware Common Share in the Merger, such fractional interest otherwise issuable in the Second-Step Merger will be disposed of pursuant to the Fractional Share Procedures described below. The Surviving Corporation will not make any payment to holders in respect of fractional interests. The number of Surviving Corporation Class A Senior Preferred Shares and Surviving Corporation Class B Preferred Shares outstanding immediately after the Mergers will not be affected thereby, and will be identical to the number of Class A Senior Preferred Shares and Class B Preferred Shares, respectively, outstanding immediately prior to the Merger. See "Fractional Share Procedures", below.

     Warrants. As of the Record Date, there were outstanding warrants to purchase an aggregate of 440,000 Common Shares (without giving effect to the Reverse Stock Split). Pursuant to the terms of the warrants, the exercise price, and the number of Common Shares into which they are exercisable, would be adjusted to reflect the Reverse Stock Split.

     Accounting Treatment of the Second-Step Merger. In accordance with generally accepted accounting principles, the Company expects that the Second-Step Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values. See "Accounting Treatment of the Merger", above.


     Certain Federal Income Tax Consequences of the Mergers. The Mergers, whether the Merger and the Second-Step Merger are treated separately or integrated as a single transaction for tax purposes, will have the following federal income tax consequences:



          (a) Shareholders of the Company will recognize neither gain nor loss upon the direct or indirect exchange of their (i) Common Shares for Surviving Corporation Common Shares, (ii) Class A Senior Preferred Shares for Surviving Corporation Class A Senior Preferred Shares and/or (iii) Class B Preferred Shares for Surviving Corporation Class B Preferred Shares, as the case may be, except to the extent a holder of Common Shares receives cash for fractional interests sold pursuant to the Fractional Share Procedures.



          (b) No gain or loss will be recognized by the Company, NV Delaware or the Surviving Corporation as a result of the Mergers.

          (c) The basis of Surviving Corporation Common Shares, Surviving Corporation Class A Senior Preferred Shares and/or Surviving Corporation Class B Preferred Shares in the hands of a stockholder immediately after the Mergers will be equal, in the aggregate, to the basis of the Common Shares, Class A Senior Preferred Shares and/or Class B Preferred Shares, as the case may be, directly or indirectly exchanged therefor (excluding the basis allocated to fractional interests sold pursuant to the Fractional Share Procedures).



          (d) The holding period for Surviving Corporation Common Shares, Surviving Corporation Class A Senior Preferred Shares and/or Surviving Corporation Class B Preferred Shares received in direct or indirect exchange for Common Shares, Class A Senior Preferred Shares and/or Class B Preferred Shares, respectively, will include the holding period of the Shares so exchanged, provided the Shares were held as capital assets by the holder at the effective time of the Mergers.



          (e) With respect to fractional interests sold pursuant to the Fractional Share Procedures, a holder will recognize gain or loss equal to the difference, if any, between the holder's basis allocated to the fractional interest sold and the amount of cash received therefor. The gain or loss will be a capital gain or loss if the holder held Common Shares as a capital asset at the effective time of the Mergers.



     The foregoing discussion of certain federal income tax consequences is for general information only and is not tax advice. ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES OF THE MERGERS TO THEM , INCLUDING WITHOUT LIMITATION THE APPLICATION AND EFFECT OF STATE, LOCAL , FEDERAL AND/OR FOREIGN TAX LAWS AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND THE SECOND-STEP MERGER AGREEMENT, RESPECTIVELY.


     Conditions to the Second-Step Merger; Amendment; Waiver; Termination. The obligations of NV Delaware and NV Merger Sub to effect the Second-Step Merger are subject to the following conditions:

     (a) the consummation of the Merger; and

     (b) the absence of any material pending or threatened litigation concerning the Second-Step Merger or other transaction contemplated by the Second-Step Merger Agreement.

     The Second-Step Merger Agreement may be amended and any of its provisions, including any conditions precedent (other than that pertaining to the consummation of the Merger), may be waived by NV Delaware at any time prior to the completion of the Merger, if, in the sole judgment of the Board of Directors of NV Delaware, such amendment would not adversely affect the rights and interests of NV Delaware's stockholders thereunder.

     Notwithstanding any approval by the shareholders of the Company of the Reincorporation Proposal, the Second-Step Merger Agreement may be terminated and the Second-Step Merger may be abandoned at any time prior to the completion of the Merger by the board of directors of NV Delaware, if such board of directors determines for any reason that the consummation of the transactions contemplated by the Second-Step Merger Agreement would not be advisable or in the best interests of NV Delaware and its stockholders.

FRACTIONAL SHARE PROCEDURES

     As described above, no fractional shares, or certificates representing such fractional interests, will be issued in the Second-Step Merger. See "The Reverse Stock Split" and "The Second-Step Merger Agreement -- Certificates; No Fractional Shares", above. With respect to any stockholder who would have received fractional interests in the Second-Step Merger -- a holder of less than twenty Common Shares or a number of Common Shares not evenly divisible by twenty immediately prior to the Merger -- the fractional interests otherwise issuable to such stockholder in the Second-Step Merger ("Fractional Interests") will be covered by an arrangement to be implemented by the Surviving Corporation in accordance with Section 155 of the DGCL (such arrangement being referred to herein as the "Fractional Share Procedures"). (DGCL Section 155 specifies alternative procedures that may be used by a corporation that elects not to issue fractional shares.) Under the Fractional Share Procedures, as more fully described below, all Fractional

Interests will be "bundled" and sold by an independent exchange agent (the "Exchange Agent") to be retained by the Surviving Corporation. The Exchange Agent will be an entity having experience in the bundling and sale of such interests that is not an affiliate of the Company, NV Delaware or the Surviving Corporation.

     After the Mergers, the Surviving Corporation will deposit with the Exchange Agent that number of Surviving Corporation Common Shares as is equal to the aggregate number of Fractional Interests, rounded upwards to the next whole number. The Exchange Agent will use its commercially reasonable efforts to sell such shares in brokers' transactions at the highest prevailing market prices it is able to obtain, and will remit to each such holder, upon receipt by the Exchange Agent of the Transmittal Documents, its pro rata share in cash of the aggregate proceeds received therefor, based on such holder's Fractional Interest compared to the Fractional Interests of all holders, net of commissions. The Surviving Corporation will not make any payment to holders in respect of Fractional Interests. Neither the Company, NV Delaware nor the Surviving Corporation will determine or influence the bid or sale price for such shares. The Surviving Corporation will pay the Exchange Agent a flat fee to cover the costs of the Fractional Share Procedures. No action will be required by any stockholder with respect to any of the foregoing procedures.

     No assurance can be given that there will be a market for such bundled shares; that the Exchange Agent will be successful in marketing and selling such shares on behalf of the holders thereof; or that the consideration, if any, received by such holder in exchange for its Fractional Interest, will be equal to the corresponding percentage of a Surviving Corporation Common Share represented by such Fractional Interest at prevailing market prices.

TRANSMITTAL PROCEDURES

     Upon completion of the Mergers, the Exchange Agent will send, to all record holders of Common Shares, a letter of transmittal and such other documents as may be required by the Exchange Agent (together, the "Transmittal Documents"). As provided in the Second-Step Merger Agreement, each holder of a Common Certificate (a certificate or certificates formerly representing Common Shares) will be required to surrender such certificate or certificates to the Exchange Agent for cancellation, together with completed Transmittal Documents. Each holder of a Common Certificate shall be entitled to receive therefor, upon surrender thereof and delivery of completed Transmittal Documents, (i) a certificate representing the number of whole Surviving Corporation Common Shares into which such Common Shares were converted in the Mergers (see "The Second-Step Merger -- Effect on Capital Stock", above) and (ii), if such holder held any Fractional Interests, the cash consideration, if any, payable to such holder for such holder's pro rata share of all such Fractional Interests, net of commissions, as described above. See "Fractional Share Procedures", above. Holders of certificates formerly representing outstanding Class A Senior Preferred Shares or Class B Preferred Shares will not receive, and will not be required to submit, any Transmittal Documents. After the Mergers, the existing certificates of such holders, formerly representing Class A Senior Preferred Shares and Class B Preferred Shares, respectively, will represent the same number of Surviving Corporation Class A Senior Preferred Shares and Surviving Corporation Class B Preferred Shares, respectively. See "The Second-Step Merger Agreement -- Certificates; No Fractional Shares", above.


     THE COMPANY URGES ALL SHAREHOLDERS TO CAREFULLY READ THIS BOARD PROPOSAL 5, ANNEX I HERETO DESCRIBING CERTAIN PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAW; ANNEXES II, V, VI AND VII HERETO, WHICH CONTAIN THE MERGER AGREEMENT, THE SECOND-STEP MERGER AGREEMENT, THE SURVIVING CORPORATION CERTIFICATE OF INCORPORATION AND THE SURVIVING CORPORATION BY-LAWS, RESPECTIVELY; AND ANNEXES III AND IV HERETO SUMMARIZING THE DIFFERENCES BETWEEN THE NV DELAWARE CERTIFICATE OF INCORPORATION AND THE SURVIVING CORPORATION CERTIFICATE OF INCORPORATION (ANNEX VI) AND THE NV DELAWARE BY-LAWS AND THE SURVIVING CORPORATION BY-LAWS (ANNEX VII), RESPECTIVELY.


     The Board of Directors recommends that shareholders vote FOR the Reincorporation Proposal.

                                 MISCELLANEOUS

1995 ANNUAL REPORT ON FORM 10-K

     The Company has mailed, with this proxy statement, copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Annual Report") to the holders of its Class A Senior Preferred Shares, Class B Preferred Shares and Common Shares as of the Record Date. THE COMPANY WILL PROVIDE WITHOUT CHARGE, TO EACH HOLDER OF CLASS A SENIOR PREFERRED SHARES, CLASS B PREFERRED SHARES AND COMMON SHARES AS OF THE RECORD DATE, A COPY OF THE ANNUAL REPORT ON THE WRITTEN REQUEST OF ANY SUCH HOLDER ADDRESSED TO THE COMPANY'S SECRETARY AT NEW VALLEY CORPORATION, 100 S.E. SECOND STREET, MIAMI, FLORIDA 33131.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons who own more than 10% of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC. Such Reporting Persons are also required by SEC regulations to furnish the Company with copies of all such reports that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during and with respect to the fiscal year ended December 31, 1995, all Reporting Persons have timely complied with all filing requirements applicable to them.

SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Proposals of security holders intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices, 100 S.E. Second Street, Miami, Florida 33131,
Attention: Marc N. Bell, Secretary, on or before January 20, 1997 in order to be included in the Company's proxy statement and accompanying proxy card relating to that meeting.

OTHER MATTERS


     The cost of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for expenses incurred in forwarding soliciting material to the beneficial owners of Class A Senior Preferred Shares, Class B Preferred Shares and Common Shares. The Company has engaged Georgeson & Company Inc., Wall Street Plaza, New York, NY 10005, telephone: 212-440-9800, to assist with the solicitation of proxies for an estimated fee of $6,500, plus reimbursement of out-of-pocket expenses.


     The Board of Directors knows of no other matters which will be presented at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this proxy statement will be voted on such matters in accordance with the judgment of the person or persons holding such proxy.

                                          By order of the Board of Directors,

                                          /s/ Bennett S. Lebow

                                          BENNETT S. LEBOW
                                          Chairman of the Board and
                                          Chief Executive Officer

Date: May 22, 1996

                                                                         ANNEX I

              PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE
                                CORPORATION LAWS

     The following discussion summarizes certain principal differences between New York Business Corporation Law (the "NYBCL") and the Delaware General Corporation Law (the "DGCL"). This summary does not purport to be a complete description of such corporation laws or the differences between shareholders' rights under each of the NYBCL and the DGCL, respectively, and is qualified by reference to each of the NYBCL and the DGCL.

     Dividends. Under the NYBCL, dividends may be paid only out of surplus. The DGCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

     Dissenters' Rights of Appraisal. Under the NYBCL, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The DGCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the DGCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange, designated as national market system securities by the National Association of Securities Dealers, Inc. (the "NASD") or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or designated as national market system securities by the NASD or are held of record by more than 2,000 stockholders.

     Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares. The NYBCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The DGCL does not require stockholder approval of such transactions.

     Vote Required for Certain Business Combinations. The NYBCL requires that certain mergers, consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of two-thirds of the outstanding shares entitled to vote thereon. Under the DGCL, such transactions require approval by the holders of a majority of the outstanding shares entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding shares is involved and (ii) the merger results in no more than a 20% increase in its outstanding common shares.

     Loans to Directors. The NYBCL requires that loans to directors be authorized by an affirmative vote of shareholders as provided in the NYBCL. Under the DGCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation.

     Redeemable Shares. The NYBCL generally permits redemption only at the option of the corporation, while the DGCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder.


     Corporate Actions. The NYBCL permits corporate action without a shareholders' meeting only upon the written consent of all shareholders entitled to vote on such action. The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

     Consideration for Shares. Under the NYBCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or partial payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the DGCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares, and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

     Classification of the Board of Directors. The NYBCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The DGCL permits a classified board of directors with as many as three classes, but does not specify a minimum number of directors for each class. Neither the Surviving Corporation's new Certificate of Incorporation nor the Company's existing Certificate of Incorporation provides for a classified board.

     Business Combination Statutes. The NYBCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested shareholder or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

     The DGCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The DGCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this provision.

     Under the NYBCL, the number of directors may not be less than three, and any higher number may be fixed by the bylaws or by action of the shareholders or of the board of directors under specific provisions of the bylaws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the bylaws or by action of the shareholders or of the board of directors under the specific provisions of a bylaw adopted by the shareholders, subject to certain conditions.


     Number of Directors. Under the DGCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and shareholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the bylaws.

     Inspection of Stockholder's List. With respect to the inspection of shareholder's lists, the NYBCL provides a right of inspection on at least 5 days' written demand to (i) any person who shall have been a shareholder for at least 6 months immediately preceding the demand or (ii) any person holding, or authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. The DGCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

                                                                        ANNEX II

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER dated as of May 22, 1996 (this "Agreement") by and between New Valley Corporation, a New York corporation ("New Valley") and NV Delaware Inc., a Delaware corporation and a wholly owned subsidiary of New Valley ("NV Delaware" or the "Surviving Corporation", and together with New Valley, the "Constituent Corporations").


     WHEREAS, the Boards of Directors of New Valley and NV Delaware desire that New Valley merge with and into NV Delaware pursuant to the terms and conditions of this Agreement and in accordance with Section 252 of the Delaware General Corporation Law ("DGCL") and Section 907 of the New York Business Corporation Law (the "NYBCL"), and have adopted and approved this Agreement in accordance with Section 902 of the NYBCL and Section 252 of the DGCL, respectively;

     WHEREAS, New Valley, as the sole stockholder of NV Delaware, has adopted and approved this Agreement in accordance with Section 252 of the NYBCL;

     WHEREAS, New Valley intends to solicit, at its 1996 annual meeting of shareholders (the "Annual Meeting"), the approval of this Agreement by the holders of the New Valley Shares (as defined below) entitled to vote thereon in accordance with Sections 903 and 907 of the NYBCL;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1. The Merger. New Valley shall merge with and into NV Delaware (the "Merger"). NV Delaware shall be the surviving corporation in the Merger, and at the Effective Time (as defined below), the separate existence of New Valley shall cease. The corporate existence of NV Delaware, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger, and as the surviving corporation it shall succeed to all rights, assets, liabilities and obligations of New Valley as and to the extent provided in Section 259 of the DGCL and Section 906 of the NYBCL.

     Section 1.2. The Effective Time. The Merger shall become effective (the "Effective Time") upon the filing of (i) a certificate of merger executed by NV Delaware with the Secretary of State of the State of Delaware pursuant to
Section 253 of the DGCL, the form of which is attached as Annex A and (ii) a certificate of merger executed by the Constituent Corporations with the Secretary of State of the State of New York pursuant to Sections 904 and 907 of the NYBCL, the form of which is attached as Annex B.

     Section 1.3. Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall as of the Effective Time read in its entirety as set forth in Annex C, and shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time until duly amended. At the Effective Time, the Surviving Corporation shall file such Certificate of Incorporation with the Secretary of State of the State of Delaware.

     Section 1.4. By-Laws. The By-Laws of the Surviving Corporation as of the Effective Time shall read in their entirety as set forth in Annex D, and shall be the By-Laws of the Surviving Corporation after the Effective Time until duly amended.

     Section 1.5. Officers and Directors. At the Effective Time, the directors and officers of New Valley immediately prior to the Effective Time shall be and constitute the directors and officers of the Surviving Corporation.

     Section 1.6. Required Approvals. This Agreement is subject to the adoption and approval of the holders of (i) two-thirds of all of the outstanding New Valley Shares entitled to vote thereon at the Annual Meeting and (ii) a majority of all of the outstanding Common Shares entitled to vote thereon at the Annual Meeting, voting as a separate class, each in accordance with Sections 903 and 907 of NYBCL (together, the "New Valley Shareholder Approvals"). As of May 20, 1996, 191,552,476 common shares, par value $.01 per share ("New Valley Common Shares"), 1,035,462 $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), par value $.01 per share ("New Valley Class A Senior Preferred Shares") and 2,790,776 $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), par value $.10 per share ("New Valley Class B Preferred Shares", and together with the New Valley Common Shares and the New Valley Class A Senior Preferred Shares, the "New Valley Shares") outstanding. This Agreement has been adopted and approved by New Valley, the sole stockholder of NV Delaware, in accordance with Section 252 of the DGCL. As of May 20, 1996, 100 shares of common stock, par value $.01 per share, of NV Delaware (the "NV Delaware Common Shares") were outstanding.


     Section 1.7. Corporate Name. The name under which New Valley was originally formed is "Mississippi Valley Printing Telegraph Company".

                                   ARTICLE II

                              CONVERSION OF SHARES

     Section 2.1. Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any capital stock thereof:

     (a) Cancelation of Certain Capital Stock of New Valley. Each of the (i) New Valley Common Shares, (ii) New Valley Class A Senior Preferred Shares, and
(iii) New Valley Class B Preferred Shares that are owned by New Valley as treasury stock or by any of its subsidiaries shall be canceled and cease to exist.

     (b) Conversion of New Valley Common Shares. Each issued and outstanding New Valley Common Share (excluding shares canceled under Section 2.1(a)) shall be converted into the right to receive one-twentieth of a share of common stock, par value $.01 per share, of NV Delaware ("NV Delaware Common Shares").

     (c) Conversion of New Valley Class A Senior Preferred Shares. Each issued and outstanding New Valley Class A Senior Preferred Share (excluding shares canceled under Section 2.1(a)) shall be converted into the right to receive one $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), par value $.01 per share, of NV Delaware ("NV Delaware Class A Senior Preferred Shares").

     (d) Conversion of New Valley Class B Preferred Shares. Each issued and outstanding New Valley Class B Preferred Share (excluding shares canceled under
Section 2.1(a)) shall be converted into the right to receive one $3.00 Class B Cumulative Convertible Preferred Share ($25 Liquidation Value), par value $.10 per share, of NV Delaware ("NV Delaware Class B Preferred Shares").

     (e) Cancelation of Shares Upon Conversion. Upon the conversion of New Valley Common Shares, New Valley Class A Senior Preferred Shares and New Valley Class B Preferred Shares pursuant to paragraphs (b), (c) and (d) of this Section 2.1, respectively, such shares shall be canceled and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, other than the right to receive shares of capital stock of NV Delaware as provided in paragraph (b), (c) or (d) above, as the case may be.

     (f) Cancelation of Certain Capital Stock of NV Delaware. Each NV Delaware Common Share that is issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist.

     Section 2.2. Closing of Transfer Books. From and after the Effective Time, the stock transfer books of New Valley shall be closed and no transfer of any capital stock of New Valley shall thereafter be made. If, after the Effective Time, certificates representing any shares of such capital stock are presented to the

Surviving Corporation, they shall be canceled and exchanged for the merger consideration specified in Section 2.1.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


     Section 3.1. Representations and Warranties. (a) Each party hereby represents and warrants to the other that such party: (i) is a corporation duly organized and in good standing in its jurisdiction of incorporation; (ii) has obtained the approval of its board of directors to effect the Merger; and (iii) has full power and authority to execute, deliver and perform this Agreement.



     (b) New Valley, as sole stockholder of NV Delaware, hereby represents and warrants that it has adopted and approved the Merger Agreement in accordance with the DGCL.


                                   ARTICLE IV

                        CLOSING CONDITIONS; THE CLOSING

     Section 4.1. Closing Conditions. (a) The consummation of the Merger and the other transactions provided herein is conditioned upon the satisfaction of the following conditions: (i) the New Valley Shareholder Approvals shall have been obtained; (ii) the consent of the commissioner of taxation and finance pursuant to Section 907(f) of the NYBCL shall have been obtained; and (iii) there shall not be any pending or threatened litigation, action or proceeding concerning the Merger or any other transaction contemplated by this Agreement that, in the judgment of the Board of Directors of New Valley, would materially adversely affect any Constituent Corporation or any right of their respective equity holders. The parties shall use their commercially reasonable efforts to satisfy the foregoing conditions.

     (b) The closing under this Agreement shall occur on a date not more than ten business days following the satisfaction of the foregoing conditions at a place mutually agreed by the parties.

                                   ARTICLE V

                      TERMINATION OR ABANDONMENT OF MERGER

     Section 5.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the Board of Directors of New Valley, if the Board of Directors of New Valley shall determine for any reason that the consummation of the transactions contemplated hereby would be inadvisable or not in the best interests of New Valley or its shareholders.

                                   ARTICLE VI

                                   AMENDMENTS

     Section 6.1. Amendments. At any time prior to the Effective Time, the parties hereto may by written agreement amend, modify or supplement any provision of this Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of New Valley, it would adversely affect the rights and interests of New Valley's shareholders in any material respect.

                                  ARTICLE VII

                            ACCOMPLISHMENT OF MERGER

     Section 7.1. Further Assurances. The parties hereto each agree to execute such documents and instruments and to take whatever action may be necessary or desirable to consummate the Merger.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.1. Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of New York applicable to contracts to be fully performed in such State, without giving effect to choice of law principles.

     Section 8.2. Headings. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

     Section 8.3. Binding Effect; Successors and Assigns. This Agreement may not be assigned by either party without the written consent of the other party; this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

     Section 8.4. Counterparts. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

     Section 8.5. Extensions of Time. At any time prior to the Effective Time, the parties hereto may, by written agreement, extend time for the performance of any of the obligations or other acts of the parties hereto.

     Section 8.6. Merger Agreement. A copy of this Agreement is on file at the principal place of business of NV Delaware, c/o New Valley Corporation, 100 S.E. Second Street, Miami, Florida 33131, and will be furnished by the Surviving Corporation, on request and without cost, to any stockholder or shareholder of either Constituent Corporation.

     IN WITNESS WHEREOF, New Valley and NV Delaware have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day first above written.

                                          NEW VALLEY CORPORATION


                                          By:      /s/ HOWARD M. LORBER


                                            Name:  Howard M. Lorber


                                            Title: President and Chief
                                                   Operating Officer


                                          NV DELAWARE INC.


                                          By:      /s/ RICHARD J. LAMPEN


                                            Name:  Richard J. Lampen


                                            Title: Executive Vice President

                                                                       ANNEX III

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                NV DELAWARE INC.


     The Restated Certificate of Incorporation of NV Delaware Inc., a Delaware corporation ("NV Delaware") will be identical to the Restated Certificate of Incorporation of the Surviving Corporation (the "Surviving Corporation Certificate of Incorporation"), attached to the accompanying proxy statement as Annex VI, except as provided below:



          1. The name of corporation will be "NV Delaware Inc." (to be changed to "New Valley Corporation"). (See cover page of the Surviving Corporation Certificate of Incorporation and Paragraph FIRST thereof.)



          2. The voting power of the Class A Senior Preferred Shares will be
     9.29 votes per share (to be changed to .4645 of a vote per share). (See Paragraph THIRD (A)(vi) of the Surviving Corporation Certificate of Incorporation.)



          3. The conversion price of the Class B Preferred Shares will be $3.00 per Common Share (to be changed to $60.00 per Common Share), and clarifying language will be added to provide that no adjustment of the conversion price shall be made in respect of the conversion of capital stock pursuant to (i) the Merger Agreement dated as of May 22, 1996 between New Valley Corporation, a New York corporation, and NV Delaware or (ii) the Merger Agreement dated as of May 22, 1996 between NV Delaware and NV Merger Sub Inc., a Delaware corporation. (See Paragraph THIRD (B)(vi)(1) of the Surviving Corporation Certificate of Incorporation.)



          4. The voting power of the Class B Preferred Shares will be one vote per share (to be changed to one-twentieth of a vote per share). (See Paragraph THIRD (B)(vii) of the Surviving Corporation Certificate of Incorporation.)


                                      III-1

                                                                        ANNEX IV

                                    BY-LAWS

                                       OF

                                NV DELAWARE INC.


     The By-Laws of NV Delaware Inc. will be identical to the By-Laws of the Surviving Corporation (the "Surviving Corporation By-Laws"), attached to the accompanying proxy statement as Annex VII, except as provided below:



          1. The name of the corporation will be "NV Delaware Inc." (to be changed to "New Valley Corporation"). (See outside and inside cover pages of the Surviving Corporation By-Laws and Section 33 thereof).

                                                                         ANNEX V

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER dated as of May 22, 1996 (this "Agreement") by and between NV Delaware Inc., a Delaware corporation ("NV Delaware") and NV Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of NV Delaware ("NV Merger Sub" or the "Surviving Corporation", and together with NV Delaware, the "Constituent Corporations").


     WHEREAS, the Boards of Directors of the Constituent Corporations desire that NV Delaware merge with and into NV Merger Sub pursuant to the terms and conditions of this Agreement and in accordance with Section 251 of the Delaware General Corporation Law ("DGCL"), and have adopted and approved this Agreement in accordance with Section 251 of the DGCL;

     WHEREAS, New Valley Corporation, a New York corporation and the parent of NV Delaware ("NV New York") and NV Delaware, the sole stockholders of NV Delaware and NV Merger Sub, respectively, have adopted and approved this Agreement in accordance with Section 251 of the DGCL;


     WHEREAS, as a condition to the Merger (as defined below), NV New York shall have been merged with and into NV Delaware pursuant to the terms and conditions of that certain Merger Agreement dated as of May 22, 1996 between NV New York and NV Delaware (such merger, the "First Merger");


     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1. The Merger. NV Delaware shall merge with and into NV Merger Sub (the "Merger"). NV Merger Sub shall be the surviving corporation in the Merger, and at the Effective Time (as defined below), the separate existence of NV Delaware shall cease. The corporate existence of NV Merger Sub, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger, and as the surviving corporation it shall succeed to all rights, assets, liabilities and obligations of NV Delaware as and to the extent provided in
Section 259 of the DGCL.

     Section 1.2. The Effective Time. The Merger shall become effective (the "Effective Time") upon the filing of a certificate of merger executed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to Section 251 of the DGCL, the form of which is attached as Annex A.

     Section 1.3. Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall as of the Effective Time read in its entirety as set forth in Annex B, and shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time until duly amended. At the Effective Time, the Surviving Corporation shall file such Certificate of Incorporation with the Secretary of State of the State of Delaware. As provided therein, the Surviving Corporation shall be renamed "New Valley Corporation".

     Section 1.4. By-Laws. The By-Laws of the Surviving Corporation as of the Effective Time shall read in their entirety as set forth in Annex C, and shall be the By-Laws of the Surviving Corporation after the Effective Time until duly amended.

     Section 1.5. Officers and Directors. At the Effective Time, the directors and officers of NV Delaware immediately prior to the Effective Time shall be and constitute the directors and officers of the Surviving Corporation.

                                   ARTICLE II
                              CONVERSION OF SHARES

     Section 2.1. Effect of the Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any capital stock thereof:

     (a) Cancelation of Certain Capital Stock of NV Delaware. Each of the NV Delaware (i) common shares, par value $.01 per share ("NV Delaware Common Shares"); (ii) $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), par value $.01 per share ("NV Delaware Class A Senior Preferred Shares"); or (iii) $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), par value $.10 per share ("NV Delaware Class B Preferred Shares"), that are owned by NV Delaware as treasury stock or by any of its subsidiaries shall be canceled and cease to exist.


     (b) Conversion of NV Delaware Common Shares. Each issued and outstanding NV Delaware Common Share (excluding shares canceled under Section 2.1(a)) shall be converted into the right to receive one share of common stock, par value $.01 per share, of NV Merger Sub ("Surviving Corporation Common Shares"), in whole shares only.


     (c) Conversion of NV Delaware Class A Senior Preferred Shares. Each issued and outstanding NV Delaware Class A Senior Preferred Share (excluding shares canceled under Section 2.1(a)) shall be converted into the right to receive one $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), par value $.01 per share, of NV Merger Sub ("Surviving Corporation Class A Senior Preferred Shares").

     (d) Conversion of NV Delaware Class B Preferred Shares. Each issued and outstanding NV Delaware Class B Preferred Share (excluding shares canceled under
Section 2.1(a)) shall be converted into the right to receive one $3.00 Class B Cumulative Convertible Preferred Share ($25 Liquidation Value), par value $.10 per share, of NV Merger Sub ("Surviving Corporation Class B Preferred Shares", and together with the Surviving Corporation Common Shares and the Surviving Corporation Class A Senior Preferred Shares, the "Surviving Corporation Shares").

     (e) Cancelation of Shares Upon Conversion. Upon the conversion of NV Delaware Common Shares, NV Delaware Class A Senior Preferred Shares and NV Delaware Class B Preferred Shares pursuant to paragraphs (b), (c) and (d) of this Section 2.1, respectively, such shares shall be canceled and cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of the Surviving Corporation specified in such subsections in exchange therefor, upon the surrender of the certificate or certificates representing such shares in accordance with Section 2.2.

     (f) Cancelation of Certain Capital Stock of NV Merger Sub. Each share of common stock, par value $.01 per share, of NV Merger Sub, that is issued and outstanding immediately prior to the Effective Time, shall be canceled and cease to exist.


     (g) No Fractional Securities; Arrangement under DGCL Section
155. Notwithstanding any other provision of this Agreement, no certificates or scrip representing fractional Surviving Corporation Common Shares shall be issued upon the surrender for exchange of certificates representing NV Delaware Common Shares, and such fractional interests otherwise issuable shall not entitle the owner thereof to vote or to any other rights of a holder of Surviving Corporation Common Shares. In lieu thereof, such fractional interests otherwise issuable shall be subject to an arrangement to be implemented by the Surviving Corporation in accordance with Section 155 of the DGCL (such arrangement, the "Fractional Share Procedures").


     Section 2.2.  Exchange Procedures.

     (a) Deposit with Exchange Agent. As soon as practicable after the Effective Time, NV Merger Sub shall deposit with a disbursing agent (the "Exchange Agent"), certificates representing Surviving Corporation Common Shares, Surviving Corporation Class A Senior Preferred Shares and Surviving Corporation Class B Preferred Shares.

     (b) Exchange of Shares. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates ("Certificates") which immediately prior to the Effective Time represented outstanding NV Delaware Common Shares that were converted in the Merger, pursuant to Section 2.1(b), into the right to receive whole Surviving Corporation Common Shares (the "Converted Shares"), (i) a letter of transmittal (the "Letter of Transmittal") which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Exchange Agent and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Surviving Corporation Common Shares. Upon surrender of such Certificates to the Exchange Agent (or to such other agent or agents as may be appointed by NV Delaware or NV Merger Sub) for cancelation, together with a duly executed Letter of Transmittal and such other documents as the Exchange Agent shall require, the holder of such Certificate(s) shall be entitled to receive in exchange therefor a certificate representing that number of whole Surviving Corporation Common Shares which such holder has the right to receive pursuant to the provisions of Section 2.1(b), together with the consideration, if any, such holder may be entitled to receive from the Exchange Agent in respect of fractional interests otherwise issuable in the Merger in accordance with the Fractional Share Procedures. In the event of a transfer of ownership of Converted Shares which is not registered in the transfer records of NV Delaware or NV Merger Sub, as the case may be, a certificate representing the proper number of Surviving Corporation Common Shares may be issued to a transferee if the Certificate representing such Converted Shares is presented to the Exchange Agent, accompanied by a Letter of Transmittal and all other documents required to evidence and effect such transfer and by evidence satisfactory to the Exchange Agent that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon such surrender and the delivery of a Letter of Transmittal and other such documents as may be requested by the Exchange Agent, a certificate representing Surviving Corporation Common Shares as provided in Section 2.1(b), and, if applicable, the rights granted to holders of fractional interests provided in Section 2.1(g).


     (c) Closing of Transfer Books. From and after the Effective Time, the stock transfer books of NV Delaware shall be closed and no transfer of any capital stock of NV Delaware shall thereafter be made. If, after the Effective Time, certificates representing any shares of such capital stock are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the merger consideration specified in Section 2.1.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties. Each party hereby represents and warrants to the other that such party: (i) is a corporation duly organized and in good standing in its jurisdiction of incorporation; (ii) has obtained the approval of its board of directors to effect the Merger; and (iii) has full power and authority to execute, deliver and perform this Agreement.

                                   ARTICLE IV
                        CLOSING CONDITIONS; THE CLOSING

     Section 4.1. Closing Conditions. (a) The consummation of the Merger and the other transactions provided herein is conditioned upon the satisfaction of the following conditions: (i) the First Merger shall have been consummated; and
(ii) there shall not be any pending or threatened litigation, action or proceeding concerning the Merger or any other transaction contemplated by this Agreement that, in the judgment of the Board of Directors of NV Delaware, would materially adversely affect any Constituent Corporation or any right of their respective equity holders. The parties shall use their commercially reasonable efforts to satisfy the foregoing conditions.

     (b) The closing under this Agreement shall occur on a date not more than ten business days following the satisfaction of the foregoing conditions at a place mutually agreed by the parties.

                                   ARTICLE V
                      TERMINATION OR ABANDONMENT OF MERGER

     Section 5.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the Board of Directors of NV Delaware, if the Board of Directors of NV Delaware shall determine for any reason that the consummation of the transactions contemplated hereby would be inadvisable or not in the best interests of NV Delaware or its stockholders.

                                   ARTICLE VI
                                   AMENDMENTS

     Section 6.1. Amendments. At any time prior to the Effective Time, the parties hereto may by written agreement amend, modify or supplement any provision of this Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of NV Delaware, it would adversely affect the rights and interests of NV Delaware's stockholders in any material respect.

                                  ARTICLE VII
                            ACCOMPLISHMENT OF MERGER

     Section 7.1. Further Assurances. The parties hereto each agree to execute such documents and instruments and to take whatever action may be necessary or desirable to consummate the Merger.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     Section 8.1. Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of New York applicable to contracts to be fully performed in such State, without giving effect to choice of law principles.

     Section 8.2. Headings. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

     Section 8.3. Binding Effect; Successors and Assigns. This Agreement may not be assigned by either party without the written consent of the other party; this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

     Section 8.4. Counterparts. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

     Section 8.5. Extensions of Time. At any time prior to the Effective Time, the parties hereto may, by written agreement, extend time for the performance of any of the obligations or other acts of the parties hereto.

     Section 8.6. Merger Agreement. A copy of this Agreement is on file at the principal place of business of New Valley Corporation (as the Surviving Corporation), 100 S.E. Second Street, Miami, Florida 33131, and will be furnished by New Valley Corporation, on request and without cost, to any stockholder of either Constituent Corporation.

     IN WITNESS WHEREOF, NV Delaware and NV Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day first above written.

                                        NV DELAWARE INC.


                                        By:      /s/ RICHARD J. LAMPEN


                                           Name:  Richard J. Lampen


                                           Title: Executive Vice President


                                        NV MERGER SUB INC.


                                        By:      /s/ HOWARD M. LORBER


                                           Name:  Howard M. Lorber


                                           Title: President

                                                                        ANNEX VI

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             NEW VALLEY CORPORATION

                            ------------------------

     The undersigned, being the Chairman of the Board and Chief Executive Officer of NEW VALLEY CORPORATION, a corporation organized under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

          (1) The name under which the Corporation was originally incorporated is NV Merger Sub Inc.


          (2) The original Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on May 20, 1996.


          (3) The Restated Certificate of Incorporation of the Corporation restates, integrates and further amends the Certificate of Incorporation to read in its entirety as follows:

          FIRST: The name of the Corporation is New Valley Corporation.

          SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

          THIRD: The aggregate number of shares which the Corporation shall have the authority to issue shall consist of (i) 850,000,000 shares, of the par value of $.01 per share, designated as Common Shares (the "Common Shares"),
     (ii) 2,000,000 shares, of the par value of $.01 per share, designated as $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value) (the "Class A Senior Preferred Shares"), (iii) 12,000,000 shares, of the par value of $.10 per share, designated as $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value) (the "Class B Preferred Shares"), and (iv) 10,000,000 shares, of the par value of $1.00 per share, designated as Class C Preferred Shares (the "Class C Preferred Shares").

     The rights, preferences and limitations of said classes of stock are as follows:

                       A. CLASS A SENIOR PREFERRED SHARES

     (i) Ranking. All Class A Senior Preferred Shares (a) shall rank senior to the Common Shares, the Class B Preferred Shares and Class C Preferred Shares in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and (b) shall be of equal rank regardless of series. The Class A Senior Preferred Shares shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall be cumulative. In case the stated dividends or the amounts payable on liquidation are not paid in full, the Class A Senior Preferred Shares shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. All Class A Senior Preferred Shares redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and thereupon restored to the status of authorized but unissued Class A Senior Preferred Shares.

     (ii) Dividend Rate. The holders of Class A Senior Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, cumulative cash dividends payable quarterly on the first days of January, April, July and October, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such respective dividend payment date, to shareholders of record on the respective date, not exceeding fifty days preceding such dividend payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Dividends shall accrue on Class A Senior Preferred Shares at a dividend rate of 19% per annum. Dividends shall accrue on dividends on Class A Senior Preferred Shares which are undeclared or unpaid on any dividend payment date at a dividend rate of 19% per annum payable quarterly as additional dividends on each dividend payment date.

     (iii) Cumulative Dividends. Dividends on Class A Senior Preferred Shares shall be cumulative as follows:

          (1) if issued prior to the record date for the first dividend on shares of such class, from the date of issue thereof;

          (2) if issued during the period commencing immediately after a record date for a dividend on shares of such class and ending on the payment date for such dividend, from such dividend payment date; and

          (3) otherwise from the first day of January, April, July and October preceding the date of issue of such shares.

     So long as any Class A Senior Preferred Shares remain outstanding, no dividend whatever shall be paid or declared and no distribution made on any junior stock other than a dividend payable in junior stock, and no shares of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock, or the exchange or conversion of one junior stock for or into another junior stock, or other than through the use of the proceeds of a substantially contemporaneous sale of other junior stock), unless (a) all dividends on the Class A Senior Preferred Shares accrued for all past quarter-yearly dividend periods shall have been paid and the full dividend thereon for the then current quarter-yearly dividend period shall have been paid or declared and set apart for payment, and (b) all prior mandatory redemption requirements with respect to all Class A Senior Preferred Shares shall have been complied with. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds legally available therefor, and the Class A Senior Preferred Shares shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

     (iv) Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class A Senior Preferred Shares shall be entitled, before any distribution or payment is made to the holders of any junior stock, to be paid in full an amount equal to $100 per share (which amount is hereinafter referred to as the "liquidation amount"), together with accrued dividends to such distribution or payment date whether or not earned or declared.

     If such payment shall have been made in full to all holders of Class A Senior Preferred Shares, the remaining assets of the Corporation shall be distributed among the holders of junior stock, according to their respective rights and preferences and in each case according to their respective numbers of shares. For the purposes of this subparagraph (iv), the consolidation or merger of the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, unless any junior stock is redeemed or receives payment in cash or securities senior to the Class A Senior Preferred Shares.

     (v) Optional and Mandatory Redemption. Subject to subparagraph (viii), the Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Class A Senior Preferred Shares at the time outstanding, at any time, upon notice given as hereinafter specified, at the redemption price as provided in this subparagraph (v), together with accrued dividends to the redemption date. The redemption price for Class A Senior Preferred Shares shall be $100 per share.

     The Corporation shall, subject to subparagraph (viii), set aside in trust, when and as appropriated by the Board of Directors out of funds legally available therefor, on January 1, 2003, an amount in cash sufficient to redeem on such date 100% of the Class A Senior Preferred Shares outstanding on such date. Such amounts shall be applied on such date to the redemption of all the outstanding Class A Senior Preferred Shares at the redemption price of $100 per share together with accrued dividends to such redemption date. Notice of redemption and the effect of depositing funds in trust for redemption shall be as set forth below.

     Notice of every redemption of Class A Senior Preferred Shares shall be given by publication at least once in a newspaper printed in the English language and customarily published on each business day and of general circulation in the Borough of Manhattan, The City of New York, such publication to be at least 30 days and not more than 60 days prior to the date fixed for redemption. Notice of every such redemption shall also be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days prior to the date fixed for redemption but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed.

     In case of redemption of a part only of the Class A Senior Preferred Shares at the time outstanding, the redemption may be either pro rata or by lot. The Board of Directors shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which Class A Senior Preferred Shares shall be redeemed from time to time.

     If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

     If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, on or before the date fixed for redemption, privileges of exchange or conversion, if any, not theretofore expiring. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of New York, shall be doing business in the Borough of Manhattan, The City of New York, shall have capital surplus and undivided profits aggregating at least $50,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time.

     (vi) Voting Rights. The holders of Class A Senior Preferred Shares shall be entitled to .4645 of a vote per share and, except as hereinafter provided, shall vote together with the holders of Common Shares (and holders of any other class or series which may similarly be entitled to vote with the holders of Common Shares) as a single class upon all matters upon which holders of Common Shares are entitled to vote.

     If and whenever six quarterly dividends (whether or not consecutive) payable on Class A Senior Preferred Shares shall be in arrears in whole or in part whether or not earned or declared, or if the Class A Senior Preferred Shares are not redeemed when required, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Class A Senior Preferred Shares, voting as a class, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Class A Senior Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Class A Senior Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Class A Senior Preferred Shares to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of the Class A Senior Preferred Shares shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Class A Senior Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Class A Senior Preferred Shares (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Class A Senior Preferred Shares for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of Class A Senior Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of the Class A Senior Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by such holders or the successor of such remaining director. If the holders of Class A Senior Preferred Shares become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, this shall not affect the right of such holders to vote as stated in the first paragraph of this subparagraph (vi), including the right to vote in the election of the remaining directors.

     (vii) Restrictions on Certain Actions. So long as any Class A Senior Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation, the consent of the holders of at least 66 2/3% of the shares of Class A Senior Preferred Shares entitled to vote upon the matters specified in this subparagraph (vii), at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (1) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the by-laws of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of Class A Senior Preferred Shares; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any junior stock or any shares of any class ranking on a parity with Class A Senior Preferred Shares shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Class A Senior Preferred Shares;

          (2) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Class A Senior Preferred Shares in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; or

          (3) The merger or consolidation of the Corporation with or into any other corporation, unless the resulting corporation will thereafter have no class of shares and no other securities either authorized or outstanding ranking prior to Class A Senior Preferred Shares in the distribution of its assets on liquidation, dissolution or winding up or in the payment of dividends, except the same number of shares and the same amount of other securities with the same rights and preferences as the shares and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Class A Senior Preferred Shares immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation;

provided, however, that no such consent of the holders of Class A Senior Preferred Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior shares or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all Class A Senior Preferred Shares at the time outstanding.

     (viii) Failure to Pay Dividends. If dividends for all past quarter-yearly dividend periods shall not have been paid on all outstanding Class A Senior Preferred Shares and the full dividends thereon for the then current dividend period shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the consent of the holders of at least 66 2/3% of the then outstanding Class A Senior Preferred Shares, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary as a condition to the Corporation's right to purchase or redeem less than all of the then outstanding Class A Senior Preferred Shares.

     (ix) Consent to Issuance of Additional Shares. So long as any Class A Senior Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation, the consent of the holders of at least a majority of Class A Senior Preferred Shares, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of Class A Senior Preferred Shares, or the authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class, ranking on a parity with the Class A Senior Preferred Shares in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent shall be required if, at or prior to the time such increase, authorization or creation of parity shares is to be made, provision is made for the redemption of all Class A Senior Preferred Shares at the time outstanding.

     (x) Definitions. As used herein with respect to Class A Senior Preferred Shares, the following terms shall have the following meanings:

          (1) The term "junior stock" shall mean the Common Shares, the Class B Preferred Shares and Class C Preferred Shares and any other class or series of shares of the Corporation hereafter authorized over which Class A Senior Preferred Shares have preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

          (2) The term "accrued dividends" with respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon. The amount accrued subsequent to the most recent full quarterly dividend period shall be computed by dividing the quarterly dividend payment by the actual number of days in the uncompleted quarter, and thereafter multiplying this figure by the number of days in such quarter up to and including the date to which dividends are to be accrued. Accrued and unpaid dividends on the Class A Senior Preferred Shares shall accrue additional dividends in respect thereof, compounded monthly at the then applicable dividend rate per annum.

     (xi) Other. The Class A Senior Preferred Shares shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

                          B. CLASS B PREFERRED SHARES

     (i) Ranking. All Class B Preferred Shares (a) shall rank junior to the Class A Senior Preferred Shares in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (b) shall rank pari passu with the Class C Preferred Shares in respect of the right to receive dividends and in respect of the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (c) shall rank senior to the Common Shares in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and (d) shall be of equal rank regardless of series. The Class B Preferred Shares shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall be cumulative. In case the stated dividends or the amounts payable on liquidation are not paid in full, the Class B Preferred Shares shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. All Class B Preferred Shares redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be cancelled and thereupon restored to the status of authorized but unissued Class B Preferred Shares.

     (ii) Dividend Rate. The holders of Class B Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, cumulative dividends payable in cash, at the annual rate of $3.00 per share, and no more, payable quarterly on the first days of January, April, July and October, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such respective dividend payment date, to shareholders of record on the respective date, not exceeding fifty days preceding such dividend payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Dividends shall accrue on dividends on Class B Preferred Shares that are undeclared or unpaid on any dividend payment date at a dividend rate of 12% per annum payable quarterly as additional dividends on each dividend payment date.

     (iii) Cumulative Dividends. Dividends on Class B Preferred Shares shall be cumulative as follows:

          (1) if issued prior to the record date for the first dividend on shares of such class, from the date of issue thereof;

          (2) if issued during the period commencing immediately after a record date for a dividend on shares of such class and ending on the payment date for such dividend, from such dividend payment date; and

          (3) otherwise from the first day of January, April, July and October preceding the date of issue of such shares.

     So long as any Class B Preferred Shares remain outstanding, no dividend whatever shall be paid or declared and no distribution made on any junior stock other than a dividend payable in junior stock, and no shares of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock, or the exchange or conversion of one junior stock for or into another junior stock, or other than through the use of the proceeds of a substantially contemporaneous sale of other junior stock), unless all dividends on the Class B Preferred Shares accrued for all past quarter-yearly dividend periods shall have been paid and the full dividend thereon for the then current quarter-yearly dividend period shall have been paid or declared and set apart for payment. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds legally available therefor, and the Class B Preferred Shares shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

     (iv) Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Class B Preferred Shares shall be entitled, before any distribution or payment is made to the holders of any junior stock, to be paid in full an amount equal to $25 per share (which amount is hereinafter referred to as the "liquidation amount"), together with accrued dividends to such distribution or payment date whether or not earned or declared.

     If such payment shall have been made in full to all holders of Class B Preferred Shares, the remaining assets of the Corporation shall be distributed among the holders of junior stock, according to their respective rights and preferences and in each case according to their respective numbers of shares. For the purposes of this subparagraph (iv), the consolidation or merger of the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, unless any junior stock is redeemed or receives payment in cash or securities senior to the Class B Preferred Shares.

     (v) Optional Redemption. Subject to subparagraph (ix), the Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Class B Preferred Shares at the time outstanding, at any time, in the event that the closing price (as defined in clause (8) of subparagraph (vi) below) of the Common Shares shall equal or exceed 140% of the conversion price during any 20 trading days within a period of 30 consecutive trading days ending on a date not more than ten days prior to the date of notice of redemption, upon notice given as hereinafter specified, at the redemption price as provided in this subparagraph (v), together with accrued dividends to the redemption date. The redemption price for Class B Preferred Shares shall be $25 per share.

     Notice of every redemption of Class B Preferred Shares shall be given by publication at least once in a newspaper printed in the English language and customarily published on each business day and of general circulation in the Borough of Manhattan, The City of New York, such publication to be at least 30 days and not more than 60 days prior to the date fixed for redemption. Notice of every such redemption shall also be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days prior to the date fixed for redemption but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed.

     In case of redemption of a part only of the Class B Preferred Shares at the time outstanding, the redemption may be either pro rata or by lot. The Board of Directors shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which Class B Preferred Shares shall be redeemed from time to time.

     If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

     If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, on or before the date fixed for redemption, privileges of exchange or conversion, if any, not theretofore expiring. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of New York, shall be doing business in the Borough of Manhattan, The City of New York, shall have capital, surplus and undivided profits aggregating at least $50,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time.

     Any funds set aside or deposited by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion or exchange subsequent to the date of such deposit shall be released or repaid to the Corporation forthwith. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment, the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

     (vi) Conversion. The holders of Class B Preferred Shares shall have the right, at their option, to convert such shares into Common Shares at any time on and subject to the following terms and conditions:


          (1) Class B Preferred Shares shall be convertible at the office of any transfer agent for such shares, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassessable Common Shares of the Corporation (calculated as to each conversion to the nearest 1/100 of a share), at the conversion price, determined as hereinafter provided, in effect at time of conversion, each Class B Preferred Share being taken at $25 for the purpose of such conversion. The price at which Common Shares shall be delivered upon conversion (herein called the "conversion price") shall be $60.00 per Common Share, subject to adjustment (it being understood, however, that no adjustment of the conversion price shall be made in respect of the conversion of capital stock pursuant to (i) the Agreement and Plan of Merger dated as of May 22, 1996 between New Valley Corporation, a New York corporation, and NV Delaware Inc., a Delaware corporation ("NV Delaware") or (ii) the Agreement and Plan of Merger dated as of May 22, 1996 between NV Delaware and NV Merger Sub Inc., a Delaware corporation). The conversion price shall also be adjusted in certain instances as provided in clauses
     (3), (4), (5), (6) and (9) below.


          (2) In order to convert Class B Preferred Shares into Common Shares, the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at such office that such holder elects to convert such shares. Class B Preferred Shares surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the Class B Preferred Shares to the opening of business on the date for payment of such dividend shall (except in the case of Class B Preferred Shares which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on the Class B Preferred Shares being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any dividends accrued on Class B Preferred Shares surrendered for conversion or on account of any dividends on the Common Shares issued upon conversion.

          Class B Preferred Shares shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full Common Shares issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case Class B Preferred Shares are called for redemption, the right to convert such Class B Preferred Shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

          (3) In case the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Corporation in Common Shares, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this clause (3), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Corporation will not pay any dividend or make any distribution on Common Shares held in the treasury of the Corporation.

          (4) In case the Corporation shall issue rights or warrants to all holders of its Common Shares entitling them to subscribe for or purchase Common Shares at a price per share less than current market price per share (determined as provided in clause (8) below) of the Common Shares on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares which the aggregate of the offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this clause (4), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Corporation will not issue any rights or warrants in respect of Common Shares held in the treasury of the Corporation.


          (5) Except as otherwise expressly provided in clause (1) above, in case outstanding Common Shares shall be subdivided into a greater number of Common Shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding Common Shares shall each be combined into a smaller number of Common Shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective so that holders of Class B Preferred Shares receive the proportionate number of Common Shares they would have been entitled to receive prior to such subdivision or combination.


          (6) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Shares evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in clause (4) above, any dividend or distribution paid in cash out of earned surplus of the Corporation and any dividend or distribution referred to in clause (3) above), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per Common Share (determined as provided in clause (8) below) on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one Common Share and the denominator shall be such current market price per Common Share, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (7) The reclassification (including any reclassification upon a merger in which the Corporation is the continuing corporation) of Common Shares into securities other than Common Shares shall be deemed to involve (a) a distribution of such securities other than Common Shares to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of clause (6) above), and (b) a subdivision or combination, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of clause (5) above).

          (8) For the purpose of any computation under clauses (4) and (6) above, the "current market price" per Common Share on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days selected by the Corporation commencing not less than 30 nor more than 45 business days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose. For the purposes of this clause (8), the term "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

          (9) The Corporation may make such adjustments in the conversion price, in addition to those required by clauses (3), (4), (5) and (6) above, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this sentence) would require an increase or decrease of at least 1% in the number of Common Shares into which each Class B Preferred Share is then convertible; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (10) Whenever the conversion price is adjusted as herein provided:

             (a) the Corporation shall compute the adjusted conversion price in accordance with this subparagraph (vi) and shall prepare a certificate signed by the Treasurer of the Corporation setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent or agents for the Class B Preferred Shares; and

             (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed to the holders of record of the outstanding Class B Preferred Shares.

          (11) In case:

             (a) the Corporation shall declare a dividend (or any other distribution) on its Common Shares payable otherwise than in cash out of its surplus (whether or not earned surplus);

             (b) the Corporation shall authorize the granting to the holders of its Common Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights;

             (c) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding Common Shares), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

             (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then the Corporation shall cause to be filed with the transfer agent or agents for the Class B Preferred Shares, and shall cause to be mailed to the holders of record of the outstanding Class B Preferred Shares, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (12) The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Class B Preferred Shares, the full number of Common Shares then deliverable upon the conversion of all Class B Preferred Shares then outstanding.

          (13) No fractional Common Shares shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per Common Share (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

          (14) The Corporation will pay any and all taxes that may be payable in respect of the issue or delivery of Common Shares on conversion of Class B Preferred Shares pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that in which the Class B Preferred Shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

          (15) For the purpose of this subparagraph (vi), the term "Common Shares" shall include any stock of any class of the Corporation which has no preference in respect of dividends and no preference in respect of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation. However, shares issuable on conversion of Class B Preferred Shares shall include only shares of the class designated as Common Shares of the Corporation as of the date of this Restated Certificate of Incorporation, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends and no preference in respect of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          (16) In the case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any merger of another corporation into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, each holder of Class B Preferred Share then outstanding and entitled to be converted after such consolidation, merger, sale or transfer, shall have the right thereafter, to convert such Class B Preferred Share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer, by a holder of a number of Common Shares into which such Class B Preferred Share might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Shares failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share in respect of which rights of election shall not have been exercised ("non-electing share"), then for the purpose of this clause (16) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such consolidation, merger, sale or transfer, shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph (vi); provided that adjustments which were not made prior to such effective date because they were less than 1% shall be disregarded and shall not be carried forward. The above provisions of this clause (16) shall similarly apply to successive consolidations, mergers, sales or transfers.

     (vii) Voting Rights. The holders of Class B Preferred Shares shall be entitled to one-twentieth of a vote per share and, except as hereinafter provided, shall vote together with the holders of Common Shares (and holders of any other class or series which may similarly be entitled to vote with the holders of Common Shares) as a single class upon all matters upon which holders of Common Shares are entitled to vote.

     If and whenever six quarterly dividends (whether or not consecutive) payable on Class B Preferred Shares shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Class B Preferred Shares and other classes of preferred stock similarly entitled to vote for the election of two additional directors, voting together as a single class, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of Class B Preferred Shares and other classes of preferred stock, as the case may be, called as hereinafter provided. Whenever all arrears in dividends on the Class B Preferred Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Class B Preferred Shares to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of the Class B Preferred Shares shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Class B Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Class B Preferred Shares (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Class B Preferred Shares and other classes of preferred stock, as the case may be, for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of Class B Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of the Class B Preferred Shares, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining director elected by such holders or the successor of such remaining director. If the holders of Class B Preferred Shares become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, this shall not affect the right of such holders to vote as stated in the first paragraph of this subparagraph (vii), including the right to vote in the election of the remaining directors.

     (viii) Restrictions on Certain Actions. So long as any Class B Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation, the consent of the holders of at least 66 2/3% of the Class B Preferred Shares entitled to vote upon the matters specified in this subparagraph (viii), at the time outstanding, acting as a single class, gives in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (1) Any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the by-laws, of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of Class B Preferred Shares; provided, however, that the amendment of the provisions of the Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any junior stock or any shares of any class ranking on a parity with Class B Preferred Shares shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Class B Preferred Shares;

          (2) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Class B Preferred Shares in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; or

          (3) The merger or consolidation of the Corporation with or into any other corporation, unless the resulting corporation will thereafter have no class of shares and no other securities either authorized or outstanding ranking prior to Class B Preferred Shares in the distribution of its assets on liquidation, dissolution or winding up or in the payment of dividends, except the same number of shares and the same amount of other securities with the same rights and preferences as the shares and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Class B Preferred Shares immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation;

provided, however, that no such consent of the holders of Class B Preferred Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior shares or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, as the case may be, provision is made for the redemption of all Class B Preferred Shares at the time outstanding.

     (ix) Failure to Pay Dividends. If dividends for all past quarter-yearly dividend periods shall not have been paid on all outstanding Class B Preferred Shares and the full dividends thereon for the then current dividend period shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the consent of the holders of at least 66 2/3% of the then outstanding Class B Preferred Shares, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary as a condition to the Corporation's right to purchase or redeem less than all of the then outstanding Class B Preferred Shares.

     (x) Consent to Issuance of Additional Shares. So long as any Class B Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation, the consent of the holders of at least a majority of Class B Preferred Shares, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of Class B Preferred Shares, or the authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class, ranking on a parity with the Class B Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent shall be required if, at or prior to the time such increase, authorization or creation of parity shares is to be made, provision is made for the redemption of all Class B Preferred Shares as the time outstanding.

     (xi) Definitions. As used herein with respect to Class B Preferred Shares, the following terms shall have the following meanings:

          (a) The term "junior stock" shall mean the Common Shares and any other class or series of shares of the Corporation hereafter authorized over which Class B Preferred Shares have preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

          (b) The term "accrued dividends", with respect to any share of any class or series, shall mean an amount computed at the annual dividend rate for the class or series of which the particular share is a part from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon. The amount accrued subsequent to the most recent full quarterly dividend period shall be computed by dividing the quarterly dividend payment by the actual number of days in the uncompleted quarter, and thereafter multiplying this figure by the number of days in such quarter up to and including the date to which dividends are to be accrued. Accrued and unpaid dividends on the Class B Preferred Shares shall accrue additional dividends in respect thereof, compounded monthly at the rate of 12% per annum.

     (xii) Other. The Class B Preferred Shares shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

                          C. CLASS C PREFERRED SHARES

     (i) Issuance and Designation. The Class C Preferred Shares may be issued from time to time by the Board of Directors as shares of one or more series of Class C Preferred Shares, and the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the following:

          (1) The distinctive serial designation of such series which shall distinguish it from other series;

          (2) The number of shares included in such series, which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

          (3) The annual dividend rate (or method of determining such rate) for shares of such series and the date or dates upon which such dividends shall be payable;

          (4) Whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

          (5) The amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (6) The price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation;

          (7) The obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;

          (8) The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of preferred shares, except into shares of a class having rights or preferences as to dividends or distribution of assets upon liquidation which are prior or superior in rank to those of the shares being converted;

          (9) The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share and any requirement for the approval by the holders of up to

     66 2/3% of all Class C Preferred Shares, or of the shares of one or more series, or of both, as a condition to specified corporate action or amendments to the Certificate of Incorporation; and

          (10) Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.

     (ii) Ranking. All Class C Preferred Shares (a) shall rank junior to the Class A Senior Preferred Shares in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (b) shall rank pari passu with the Class B Preferred Shares in respect of the right to receive dividends and in respect of the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (c) shall rank senior to the Common Shares and the Class B Common Share in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and (d) shall be of equal rank regardless of series. The shares of any one series of the Class C Preferred Shares shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall be cumulative. In case the stated dividends or the amounts payable on liquidation are not paid in full, the shares of all series of the Class C Preferred Shares shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. All Class C Preferred Shares redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be cancelled and thereupon restored to the status of authorized but unissued Class C Preferred Shares undesignated as to series.

                                D. COMMON SHARES

     (i) Ranking. Subject to the rights of shares ranking senior to the Common Shares, dividends may be paid upon the Common Shares, when and as declared by the Board of Directors, but only out of funds legally available therefor.

     (ii) Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and after the stated amounts payable in such event on shares ranking senior to the Common Shares shall have been paid in full or provision for the payment thereof shall have been made, the remaining net assets of the Corporation shall be distributed pro rata to the holders of Common Shares.

     (iii) Voting Rights. Except as otherwise provided by law or as otherwise expressly provided herein or in the certificate of amendment required by law with respect to any series of shares established by the Board of Directors, the holders of the Common Shares shall have the exclusive right to vote for the election of directors and for all other purposes.

          FOURTH: No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or pre-emptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

          FIFTH: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          SIXTH: By-laws of the Corporation may be adopted, amended or repealed by the Board of Directors of the Corporation by the vote of a majority of the directors present at a meeting of the Board of Directors at which a quorum is present.

          SEVENTH: The Corporation shall, to the fullest extent now or hereafter authorized or permitted by applicable law, indemnify any person who is or was made, or threatened to be made, a party to, or is involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Corporation to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation is serving, has served or has agreed to serve in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid or to be paid in settlement and expenses (including attorneys' fees, costs and charges) incurred as a result of such action, suit or proceeding, or appeal therein. The Corporation may indemnify any person (including a person entitled to indemnification pursuant to the previous sentence) to whom the Corporation is permitted to provide indemnification or the advancement of expenses to the fullest extent now or hereafter permitted by applicable law, whether pursuant to rights granted pursuant to, or provided by, the DGCL, or any other law, or other rights created by (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that this Article SEVENTH authorizes the creation of other rights in any such manner. The rights to indemnification set forth in this Article SEVENTH shall not be exclusive of any other rights to which any person may now or hereafter be entitled under any statute, provision of the Certificate of Incorporation, by-law, agreement, contract, resolution, vote of shareholders or otherwise. No amendment or repeal of this Article SEVENTH shall adversely affect any right or protection of any person the Corporation has agreed to indemnify existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

          EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

          (4) This Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the DGCL.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Restated Certificate of Incorporation to be executed and acknowledged by its Chairman of
the Board and Chief Executive Officer thereunto duly authorized this      th day
of           , 1996.

                                          NEW VALLEY CORPORATION

                                          By
                                            Name:  Bennett S. LeBow
                                            Title: Chairman of the Board
                                                   and Chief Executive Officer

                                                                       ANNEX VII

                                    BY-LAWS

                                       OF

                             NEW VALLEY CORPORATION
                            (A DELAWARE CORPORATION)
                            ------------------------
                                    ADOPTED

                                 JUNE 25, 1996

                            ------------------------

                                   ARTICLE I

                            MEETINGS OF STOCKHOLDERS

     Section 1. Annual Meetings. The annual meeting of stockholders, for the election of directors and the transaction of such other business as may properly come before the meeting, shall be held on such date and at such place as shall be fixed by the Board of Directors.

     Section 2. Special Meetings. A special meeting of stockholders, other than meetings regulated by statute, may be called at any time by resolution of the Board of Directors, and shall be called by the Chairman of the Board or in his absence the President and in his absence the Secretary on request in writing of a majority of the directors or of any stockholder or stockholders holding of record shares of capital stock of the Company entitled to at least 25% of the votes entitled to be cast at such meeting and shall be held at the aforesaid principal office of the Company, or at such other place within the United States and at such time as shall be fixed by the Board of Directors or in such request of the directors or stockholder(s).

     Section 3. Notice of Meetings. Notice of each meeting of stockholders shall state the purpose or purposes for which, and the time when and place where, the meeting is to be held. A copy of the notice shall be served either personally or by mail, not less than ten or more than sixty days before the meeting, upon each stockholder of record entitled to vote at the meeting. If mail, it shall be directed to the stockholder at his address as it appears on the record of stockholders of the Company, unless he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

     Section 4. Quorum. At each meeting of stockholders there shall be present, to constitute a quorum for the transaction at such meeting of any business, except as otherwise provided by the statute, in person or by proxy, stockholders of record of a majority of the outstanding shares of the Company entitled to vote at the meeting. In the absence of a quorum, the stockholders present, in person or by proxy and entitled to vote, by the vote of a majority of those so present, may adjourn the meeting from time to time to another time or place which shall be announced at the meeting at which the adjournment is taken; and at any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called. Of such adjourned meeting no additional notice need be given, except that if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under Section 3 of these By-Laws.

     Section 5. Voting. Stockholders of record entitled to vote any meeting shall be determined, by fixing a record date as prescribed in Section 36 of these By-Laws.

     At each meeting of stockholders all matters, except the election of directors and except as otherwise regulated by statute, which shall properly come before the meeting shall be determined by a majority of the votes cast by the holders of shares present in person or by proxy and entitled to vote thereat, a quorum being

                                      VII-1
present. A share vote shall be by ballot. In the discretion of the chairman of the meeting, matters not requiring a share vote may be determined by viva voce vote.

     Every stockholder entitled to vote at a meeting may vote in person or by proxy appointed by an instrument in writing executed by such stockholder or by his duly authorized attorney, and filed with the Secretary. No instrument of proxy shall be valid after three years from its date, unless the instrument provides that it shall remain valid for a longer specified period.

     Section 6. Inspectors of Election. The directors, prior to the annual meeting of the stockholders each year, may appoint three inspectors of election to act at such annual meeting and at all other meetings of stockholders held during the ensuing year. In the event of the failure of the directors to make such appointment, or if any inspector of election shall for any reason fail to attend or to act at any meeting, an inspector or inspectors of election, as the case may be, may be appointed by the chairman of the meeting. Each inspector, before entering upon the discharge of his duties, shall take an oath according to law.

     Section 7. Organization of Meetings. At each meeting of stockholders, the Chairman of the Board, or, in his absence, the President, or, in his absence, a Vice President or a director or other person designated by the Board of Directors, shall act as chairman of the meeting. The Secretary, or, in his absence, or in the event of his acting as chairman of the meeting, an Assistant Secretary, or a person designated by the chairman of the meeting shall act as secretary of the meeting.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 8. Powers. All of the corporate powers, except those expressly reserved by statute to the stockholders, shall be vested in and may be exercised by the Board of Directors of the Company.

     Section 9. Number and Qualifications. The number of directors shall not be more than nine and less than three as shall be determined from time to time by resolution of the Board of Directors.

     Section 10. Election and Removal. The directors shall be elected by ballot annually, at the annual meeting of stockholders, by a plurality of the votes cast at such election. Each director, unless removed by a vote of the stockholders, shall continue in office until his successor shall have been elected and shall have qualified. Except as otherwise provided by statute, any director may be removed, either with or without cause, at any time, by the stockholders.

     Section 11. Organization Meetings. After each annual election of directors, the newly elected directors shall meet as soon as possible for the purpose of organization, the appointment of officers, and the transaction of other business.

     Section 12. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at such hour as may from time to time be fixed by the Board of Directors or by the Chairman of the Board.

     Section 13. Special Meetings. A special meeting of the Board of Directors may be called at any time by the Chairman of the Board or by the Executive Committee, and shall be held at such time as shall be fixed in the call of the meeting.

     Section 14. Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the Company, in Miami, Florida, or at such other place as may from time to time be fixed by the Board of Directors or the Executive Committee or the Chairman of the Board.

     Section 15. Notice of Meetings. Notice need not be given of any organization meeting or regular meeting of the Board of Directors. Notice of each special meeting shall state the time when and place where the meeting is to be held, but need not state the purpose thereof. Notice of each such special meeting shall be mailed to each director or delivered to him by telephone, telegraph or any other means of electronic communication, in each case addressed to his residence or usual place of business, or delivered to him

                                      VII-2
personally or given to him orally. A special meeting shall be a legal meeting without any notice thereof, if all the directors shall be present or if, a quorum being present, all absent directors shall have waived notice by instrument in writing or by telegraph or other means of electronic communication, filed with the Secretary before, at or after the holding of the meeting.

     Section 16. Quorum and Manner of Acting. At each meeting of the Board of Directors there shall be present, to constitute a quorum for the transaction at such meeting of any business, except as otherwise provided by statute, at least one-third of the directors. In the absence of a quorum, the directors present, by the vote of a majority, may adjourn the meeting from time to time, and at any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally to be held. Of such adjourned meeting no notice need be given.

     Except as otherwise provided by statute or by these By-Laws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors consent in writing to the adoption of a resolution authorizing the action. The resolution and consents thereto shall be filed with the minutes of the proceedings of the Board of Directors.

     Any one or more members of the Board of Directors may participate in a meeting of such Board means of a conference telephone or similar equipment which allows all persons participating in the meeting to hear one another at the same time. Participation by such means shall constitute presence in person at such a meeting.

     Section 17. Organization of Meetings. At each meeting of the Board of Directors, the Chairman of the Board, or, in his absence, the President or, in his absence, a director chosen by the directors present, shall preside. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both of them, an appointee of the person presiding, shall act as secretary of the meeting.

     Section 18. Resignations. Any director may resign at any time by instrument in writing filed with the Chairman of the Board or the Secretary. Unless specifically contingent thereupon, the acceptance of such resignation shall not be necessary to make it effective.

     Section 19. Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies in the Board of Directors occasioned by the death, resignation, removal or disqualification of a director may, except as otherwise provided by statute, be filled, until successors shall have been elected as prescribed in Section 10 of these By-Laws and shall have qualified, by vote of a majority of the directors then in office, although less than a quorum exists, or by the stockholders.

     Section 20. Compensation of Directors. Directors may receive compensation for services in any capacity, as from time to time fixed by the Board of Directors.

                                  ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     Section 21. Appointment and Powers. The Board of Directors, by the vote of a majority of its members, may appoint an Executive Committee which, in the intervals between meetings of the Board of Directors, shall have and may exercise, except as otherwise regulated by statute, all the powers of the Board of Directors in the management of the business and affairs of the Company in all cases and to the extent to which specific direction shall not have been given by the Board of Directors, and shall have power to authorize the seal of the Company to be affixed to all papers which may require it.

     The number of the directors who shall constitute the Executive Committee shall be at least three, and shall include the Chairman of the Board and the President. The number may be increased at any time by the Board of Directors. The members of the Executive Committee shall serve during the pleasure of the Board of Directors.

                                      VII-3

     The Board of Directors, by the vote of a majority of its members, may also appoint from, among its members such other committees, each consisting of three or more directors who shall serve during the pleasure of the Board, and each of which shall, except as otherwise regulated by statute, have such powers as shall be provided by resolution of the Board of Directors.

     The Board of Directors may designate one or more directors as alternate members of the Executive Committee or of any other committee, who may replace any absent member or members at any meeting of the committee.

     Any action required or permitted to be taken by the Executive Committee or any other committee may be taken without a meeting if all members of the Executive Committee or other committee consent in writing to the adoption of a resolution authorizing the action. The resolution and consents thereto shall be filed with the minutes of the proceedings of the Executive Committee or other committee.

     Any one or more members of the Executive Committee or any other committee may participate in a meeting of such Executive Committee or other committee by means of a conference telephone or similar equipment which allows all persons participating in the meeting to hear one another at the same time. Participation by such means shall constitute presence in person at such a meeting.

     Section 22. Meetings. Regular meetings of the Executive Committee shall be held at such time and place as may from time to time be fixed by the Executive Committee.

     Special meetings of the Executive Committee may be called from time to time by the Chairman of the Board or by the President or by any member of the Executive Committee, and each special meeting shall be held at such time and place as shall be fixed in the call of the meeting.

     Notice need not be given of any regular meeting. Notice of each special meeting shall state the time when and place where the meeting is to be held but need not state the purpose thereof.

     Notice of the special meeting shall be given to each member in the manner provided in Section 15 of these By-Laws. A special meeting shall be a legal meeting without any notice thereof, if all the members shall be present or, a quorum being present, if all absent directors shall have waived notice in the manner provided in Section 15 of these By-Laws.

     Section 23. Quorum and Manner of Acting. At each meeting of the Executive Committee there shall be present, to constitute a quorum for the transaction at such meeting of any business, at least two members. In the absence of a quorum, the member or members present may adjourn the meeting from time to time until a quorum is present. The member or members present at any meeting, whether constituting a quorum or not, at his or their option, shall have the power to appoint a replacement or replacements designated by the Board of Directors as alternatives to act during the temporary absence of any member or members of the Executive Committee.

     The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Executive Committee.

     The Executive Committee shall keep a record of its proceedings, and report the same to the Board of Directors at its next regular meeting. In the event an Executive Committee exists, the Chairman of the Board shall be chairman of that committee, and during the absence or disability of the Chairman of the Board the President shall act as chairman of the committee and during the absence or disability of the Chairman of the Board and the President the committee shall designate a chairman from among its members.

     Section 24. Resignations and Vacancies. Any member of the Executive Committee or of any other committee may resign at any time by instrument in writing filed with the Chairman of the Board or the Secretary; and any vacancy may be filled in the manner prescribed in Section 21 of these By-Laws for the original appointment of a member thereof.

                                      VII-4

                                   ARTICLE IV

                                    OFFICERS

     Section 25. Designation. The officers of the Company shall be the Chairman of the Board, the President, each of whom shall be a director, as many Vice Presidents, any one or more of whom may be designated Executive Vice President or Senior Vice President, as the directors may appoint, a Treasurer, a Secretary, a Comptroller, and such other officers as the directors may appoint. No person holding the office of Chairman of the Board or President shall at the same time hold the office of Treasurer, Secretary or Comptroller. The officers shall hold office during the pleasure of the Board of Directors.

     Section 26. (a) Chairman of the Board. The Chairman of the Board shall preside at meetings of the directors and of the stockholders and shall be the chief executive officer of the Company. He shall have the responsibility to carry out the policies of the Board of Directors and, subject to the direction of the Board of Directors, shall have general supervision over the business and policies of the Company.

     (b) President. The President shall be the chief operating officer of the Company. During the absence or disability of the Chairman of the Board, the President shall perform the duties of the Chairman of the Board. The President shall also perform such other duties as the Board of Directors or the Chairman of the Board may from time to time prescribe.

     The Chairman of the Board and the President shall each from time to time bring before the Board of Directors or Executive Committee in the event it exists such information as he may think appropriate touching the business and property of the Company.

     Section 27. Vice President. During the absence or disability of the Chairman of the Board and the President, one or more Vice Presidents may be designated by the Board of Directors or the Executive Committee to exercise all the powers and perform the duties of the Chairman of the Board and of the President.

     The powers and duties of the Vice Presidents shall be as designated from time to time by the Chairman of the Board or the President.

     Section 28. Treasurer. The Treasurer shall receive all the funds of the Company, and shall keep and disburse the same under the direction of the Board of Directors or the Executive Committee, or the Chairman of the Board or the President.

     He shall give security to the Company for the faithful discharge of his duties, in such form and to such amount as shall be prescribed by the Board of Directors.

     He shall keep regular books and full accounts, showing all his receipts and disbursements, which books and accounts shall be open at all times to the inspection of the Chairman of the Board or of the President or of any director. He shall also, from time to time, as required, make reports to the Chairman of the Board and the President as to the financial condition of the Company and submit detailed statements of his receipts and disbursements, and perform such other duties as may, from time to time, be required of him by the Chairman of the Board or the President, the Board of Directors or the Executive Committee.

     All the funds of the Company shall be deposited daily, in the corporate name of the Company, in such banks as shall be designated, from time to time, by the Board of Directors or the Executive Committee. Such funds shall be disbursed by the Treasurer or Assistant Treasurer, under the directions of the Board of Directors or the Executive Committee, or the Chairman of the Board or the President, by checks signed by them as Treasurer or Assistant Treasurer.

     Section 29. Secretary. The Secretary shall keep the records of meetings of stockholders, the Board of Directors, the Executive Committee and any other committees of the Board of Directors. He shall give notice of meetings.

     He shall have charge of the seal of the Company.

                                      VII-5

     Section 30. Comptroller. The Comptroller shall receive and audit the accounts of all officers and agents of the Company who receive or disburse its funds, and all other accounts of receipts or disbursements of the Company, and keep a proper record of the same.

     He shall keep an account of all contracts, leases or agreements, by the terms of which moneys are receivable or payable by the Company, as well as of all debts due or liabilities incurred by the Company, and make timely periodical reports to the Chairman of the Board and the President of all payments coming due and all balances past due to or from the Company.

     He shall properly classify the receipts and disbursements of the Company, and make monthly reports of the same to the Chairman of the Board and the President and perform such other duties as the Board of Directors or the Executive Committee, or the Chairman of the Board or the President may from time to time direct.

     Section 31. Subordinate Officers. Such Assistant Treasurers, Assistant Secretaries, and other officers as may be appointed by the Board of Directors, shall have such powers and perform such duties as are provided in these By-Laws or as the Board of Directors or the Executive Committee, or the Chairman of the Board or the President, may from time to time direct.

                                   ARTICLE V
                                INDEMNIFICATION

     Section 32. Indemnification of Directors and Officers. Any person made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company or serves or served any other corporation in any capacity at the request of the Company, shall be indemnified by the Company, and the Company may advance his related expenses, to the fullest extent permitted by law. All directors or officers of the Company who also serve as directors or officers of subsidiaries of the Company shall be deemed to serve as such at the request of the Company.

                                   ARTICLE VI

                                      SEAL

     Section 33. Corporate Seal. The seal of the Company shall bear the words "New Valley Corporation" arranged in a circle, and the word "Seal" across the center of the space thus enclosed.

                                  ARTICLE VII
                                 CAPITAL SHARES

     Section 34. Certificates of Shares. Certificates of shares of the Company shall be in such form as shall be approved by the Board of Directors. They shall be signed in the name and on behalf of the Company by the Chairman of the Board or the President or a Vice President and by the Secretary or an Assistant Secretary, and the seal of the Company shall be affixed hereto. The seal may be facsimile, engraved or printed. The signatures of said officers of the Company may be facsimile, engraved or printed when such certificate is signed by a transfer agent or transfer clerk and by a registrar.

     Section 35. Lost, Stolen or Destroyed Certificates. Before the issue of a new certificate of shares in lieu of a certificate theretofore issued and alleged to have been lost, stolen or destroyed, the Board of Directors may, in its discretion, require the owner of any such certificate alleged to have been lost, stolen or destroyed, or his legal representatives, to give the Company a bond, with such surety or sureties as it may be direct, to indemnify the Company, its transfer agents and registrars, if any, against any claim which may be made against them or any of them on account of such certificate.

                                      VII-6

     Section 36. Fixing Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall be not less than ten nor more than sixty, days before the date of such meeting nor more than sixty days prior to any other action.

                                  ARTICLE VIII
                    CONTINUITY OF MANAGEMENT IN EMERGENCIES

     Section 37. Election of Directors. In the event of a calamity resulting in casualties to the members of the Board of Directors which reduces their number to less than a quorum required by Section 16 of these By-Laws, all vacancies in the Board, whether caused by death or otherwise, may be filled, for the unexpired portions of the terms of office of the directors whose offices have become vacant, by the vote, at any regular or special meeting of a majority of the directors then in office. Meetings of the Board may be held at any place directed by the Board.

     Section 38. Chairmanship. In the event of such calamity resulting in the incapacity or inability of the Chairman of the Board to serve then until the Board is reconstituted as provided herein and a new Chairman of the Board elected by the Board, the President shall act as Chairman of the Board, and if he is incapacitated or unable to serve the Vice President who shall have the greatest seniority as a Vice President among the surviving Vice Presidents shall act as Chairman of the Board and as President.

                                   ARTICLE IX
                      AMENDMENTS; CHANGES IN SIZE OF BOARD

     Section 39. Manner of Amending. These By-Laws may be amended or repealed and new By-Laws made at any stockholders' meeting by the vote of a majority interest of the stockholders present in person or by proxy thereat, a quorum being present; provided notice of the proposed amendment or alteration was included in the notice of such meeting. The Board of Directors, by resolution adopted by a majority of the entire Board at any meeting, may also amend these By-Laws, or repeal these By-Laws and adopt new By-Laws.

     Section 40. Changes in Size of Board. The Board of Directors may from time to time increase the number of directors above the maximum specified in Section 9 of these By-Laws by such number as may at any time be required under the provisions of the certificate of incorporation entitling the holders of shares of any class or series, because dividends on such shares are in arrears to an increase in the number and to elect additional directors; and the Board of Directors may correspondingly reduce the number as so increased, at any time when under the provisions of the certificate of incorporation the holders of shares of any class or series have been divested of such right of election and the directors elected by them have therefore ceased to be directors.

                                      VII-7

                             NEW VALLEY CORPORATION

   PROXY FOR HOLDERS OF CLASS A SENIOR PREFERRED SHARES -- 1996 ANNUAL MEETING

     SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS OF NEW VALLEY CORPORATION TO BE HELD ON JUNE 25, 1996 AT 11:00 A.M. AT THE HYATT REGENCY MIAMI, 400 S.E. SECOND AVENUE, MIAMI, FLORIDA 33131, OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR ALL THE NOMINEES IN ITEMS 1, 2 AND 3, AND FOR ITEMS 4 AND 5. SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED. IF ANY NOMINEE NAMED ON THIS CARD IS UNABLE OR UNWILLING TO SERVE AS A DIRECTOR, WITH RESPECT TO ITEM 1, THE BOARD OF DIRECTORS MAY NOMINATE ANOTHER PERSON OR PERSONS IN SUBSTITUTION FOR SUCH NOMINEE AND, WITH RESPECT TO ITEMS 2 AND 3, ANOTHER PERSON OR PERSONS WILL BE DESIGNATED AS DESCRIBED UNDER "BOARD PROPOSAL NUMBER 2" IN THE ACCOMPANYING PROXY STATEMENT OF THE COMPANY, AND PROXIES WILL VOTE FOR THE PERSON OR PERSONS SO NOMINATED OR DESIGNATED.

     The undersigned hereby appoints Andrew E. Balog and Marc N. Bell, and each of them, proxies with full power of substitution to act for the undersigned, and to vote all shares of any class represented by this proxy which the undersigned may be entitled to vote, at the 1996 Annual Meeting and at any postponement or adjournment thereof as instructed herein and, in their discretion, on such other matters as may properly come before the meeting and at any postponement or adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                     SEE REVERSE
                                                                         SIDE

\x\  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

FOR all nominees at      WITHHHELD for all
 right (except           nominees at right       Nominees:
 as marked below)                                Arnold I. Burns
                                                 Ronald J. Kramer
    \ \                      \ \                 Richard J. Lampen
                                                 Bennett S. LeBow
                                                 Howard M. Lorber
 Item 1. Election of                             Paul L. McDermott
         the  following                          Richard S. Ressler
         nominees  as
         directors  by
         the holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a single class.

WITHHELD for the following nominee(s) only: print name(s)

________________________________________________________

Item 2. Election of the following nominees as directors by the holders of Class A Senior Preferred Shares voting as a class Henry C. Beinstein and Barry
        W. Ridings.

FOR all nominees
 below (except              WITHHELD for all
as marked below):            nominees below

       \ \          \ \            \ \

WITHHELD for the following nominee(s) only: print name(s)____________________________


Item 3. Election of the following nominees as directors by the holders of Class B Preferred Shares and Class A Senior Preferred Shares, voting together as a single class: Henry C. Beinstein and Barry W. Ridings.

FOR all nominees
 below (except              WITHHELD for all
as marked below):            nominees below

      \ \           \ \            \ \


WITHHELD for the following nominee(s) only: print name(s)_______________________

Item 4. Ratification of Coopers & Lybrand L.L.P. as independent auditors for 1996, by the holders specified in item 1.


       FOR          AGAINST       ABSTAIN

       \ \            \ \            \ \


Item 5. Approval of the change of New Valley Corporation's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation"), to be effected pursuant to a merger agreement that provides for, among other things, (i) the merger of the Company with and into a wholly owned Delaware subsidiary (in order to effect the Reincorporation) and (ii) a "reverse stock split" of the Common Shares to reduce the number of Common Shares outstanding on a one-for-twenty basis, by the holders specified in item 1 and the holders of Common Shares, voting as a class.

         FOR          AGAINST       ABSTAIN

         \ \            \ \            \ \


IMPORTANT -- PLEASE MARK, SIGN AND DATE AND RETURN PROMPTLY.


SIGNATURE(S)________________________________________________DATE________________

NOTE: Please date and sign exactly as name appears hereon. When shares are held by joint tenants, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

                             NEW VALLEY CORPORATION

      PROXY FOR HOLDERS OF CLASS B PREFERRED SHARES -- 1996 ANNUAL MEETING

     SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS OF NEW VALLEY CORPORATION TO BE HELD ON JUNE 25, 1996 AT 11:00 A.M. AT THE HYATT REGENCY MIAMI, 400 S.E. SECOND AVENUE, MIAMI, FLORIDA 33131, OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR ALL THE NOMINEES IN ITEMS 1 AND 3, AND FOR ITEMS 4 AND 5. SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED. IF ANY NOMINEE NAMED ON THIS CARD IS UNABLE OR UNWILLING TO SERVE AS A DIRECTOR, WITH RESPECT TO ITEM 1, THE BOARD OF DIRECTORS MAY NOMINATE ANOTHER PERSON OR PERSONS IN SUBSTITUTION FOR SUCH NOMINEE AND, WITH RESPECT TO ITEM 3, ANOTHER PERSON OR PERSONS WILL BE DESIGNATED AS DESCRIBED UNDER "BOARD PROPOSAL NUMBER 2" IN THE ACCOMPANYING PROXY STATEMENT OF THE COMPANY, AND PROXIES WILL VOTE FOR THE PERSON SO NOMINATED OR DESIGNATED.

     The undersigned hereby appoints Andrew E. Balog and Marc N. Bell, and each of them, proxies with full power of substitution to act for the undersigned, and to vote all shares of any class represented by this proxy which the undersigned may be entitled to vote, at the 1996 Annual Meeting and at any postponement or adjournment thereof as instructed herein and, in their discretion, on such other matters as may properly come before the meeting and at any postponement or adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                     SEE REVERSE
                                                                         SIDE

\x\  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

FOR all nominees at      WITHHHELD for all
 right (except           nominees at right       Nominees:
 as marked below)                                Arnold I. Burns
                                                 Ronald J. Kramer
    \ \                      \ \                 Richard J. Lampen
                                                 Bennett S. LeBow
                                                 Howard M. Lorber
 Item 1. Election of                             Paul L. McDermott
         the  following                          Richard S. Ressler
         nominees  as
         directors  by
         the holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a single class.

WITHHELD for the following nominee(s) only: print name(s)

________________________________________________________

Item 3. Election of the following nominees as directors by the holders of Class B Preferred Shares and Class A Senior Preferred Shares, voting together as a single class: Henry C. Beinstein and Barry W. Ridings.

FOR all nominees
 below (except              WITHHELD for all
as marked below):            nominees below

      \ \           \ \            \ \


WITHHELD for the following nominee(s) only: print name(s)_______________________

Item 4. Ratification of Coopers & Lybrand L.L.P. as independent auditors for 1996, by the holders specified in item 1.

       FOR          AGAINST       ABSTAIN

       \ \            \ \            \ \

Item 5. Approval of the change of New Valley Corporation's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation"), to be effected pursuant to a merger agreement that provides for, among other things, (i) the merger of the Company with and into a wholly owned Delaware subsidiary (in order to effect the Reincorporation) and (ii) a "reverse stock split" of the Common Shares to reduce the number of Common Shares outstanding on a one-for-twenty basis, by the holders specified in item 1 and the holders of Common Shares, voting as a class.

         FOR          AGAINST       ABSTAIN

         \ \            \ \            \ \


IMPORTANT -- PLEASE MARK, SIGN AND DATE AND RETURN PROMPTLY.

SIGNATURE(S)________________________________________________DATE________________

NOTE: Please date and sign exactly as name appears hereon. When shares are held by joint tenants, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

                             NEW VALLEY CORPORATION

            PROXY FOR HOLDERS OF COMMON SHARES -- 1996 ANNUAL MEETING

     SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS OF NEW VALLEY CORPORATION TO BE HELD ON JUNE 25, 1996 AT 11:00 A.M. AT THE HYATT REGENCY MIAMI, 400 S.E. SECOND AVENUE, MIAMI, FLORIDA 33131, OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR ALL THE NOMINEES IN ITEM 1, AND FOR ITEMS 4 AND 5. SHARES REPRESENTED
BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED. IF ANY NOMINEE NAMED ON THIS CARD IS UNABLE OR UNWILLING TO SERVE AS A DIRECTOR, THE BOARD OF DIRECTORS MAY NOMINATE ANOTHER PERSON OR PERSONS IN SUBSTITUTION FOR SUCH NOMINEE AND PROXIES WILL VOTE FOR THE PERSON OR PERSONS SO NOMINATED.

     The undersigned hereby appoints Andrew E. Balog and Marc N. Bell, and each of them, proxies with full power of substitution to act for the undersigned, and to vote all shares of any class represented by this proxy which the undersigned may be entitled to vote, at the 1996 Annual Meeting and at any postponement or adjournment thereof as instructed herein and, in their discretion, on such other matters as may properly come before the meeting and at any postponement or adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
                                                                     SEE REVERSE
                                                                         SIDE

\x\  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

FOR all nominees at      WITHHHELD for all
 right (except           nominees at right       Nominees:
 as marked below)                                Arnold I. Burns
                                                 Ronald J. Kramer
    \ \                      \ \                 Richard J. Lampen
                                                 Bennett S. LeBow
                                                 Howard M. Lorber
 Item 1. Election of                             Paul L. McDermott
         the  following                          Richard S. Ressler
         nominees  as
         directors  by
         the holders of Common Shares, Class A Senior Preferred Shares and Class B Preferred Shares, voting together as a single class.

WITHHELD for the following nominee(s) only: print name(s)

________________________________________________________

Item 4. Ratification of Coopers & Lybrand L.L.P. as independent auditors for 1996, by the holders specified in item 1.


       FOR          AGAINST       ABSTAIN

       \ \            \ \            \ \


Item 5. Approval of the change of New Valley Corporation's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation"), to be effected pursuant to a merger agreement that provides for, among other things, (i) the merger of the Company with and into a wholly owned Delaware subsidiary (in order to effect the Reincorporation) and (ii) a "reverse stock split" of the Common Shares to reduce the number of Common Shares outstanding on a one-for-twenty basis, by the holders specified in item 1 and the holders of Common Shares, voting as a class.

         FOR          AGAINST       ABSTAIN

         \ \            \ \            \ \


IMPORTANT -- PLEASE MARK, SIGN AND DATE AND RETURN PROMPTLY.


SIGNATURE(S)________________________________________________DATE________________

NOTE: Please date and sign exactly as name appears hereon. When shares are held by joint tenants, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.